STATEMENT OF ADDITIONAL INFORMATION

May 1, 2006

As revised May 23, 2006

CLASS A AND B SHARES

DWS VARIABLE SERIES II

(formerly SCUDDER VARIABLE SERIES II)

222 South Riverside Plaza, Chicago, Illinois 60606

1-800-778-1482

This combined Statement of Additional Information is not a prospectus. It should be read in conjunction with the applicable prospectuses of DWS Variable Series II (the “Fund”) dated May 1, 2006, as amended from time to time. The prospectuses may be obtained without charge from the Fund by calling the toll-free number listed above, and are also available along with other related materials on the Securities and Exchange Commission (“SEC”) Internet Web site (http://www.sec.gov). The prospectuses are also available from Participating Insurance Companies.

DWS Variable Series II offers a choice of 29 portfolios, 25 of which are described herein (each a “Portfolio,” collectively, the “Portfolios”), to holders of certain variable life insurance and variable annuity contracts offered by participating insurance companies (“Participating Insurance Companies”).

The Portfolios described herein are:

DWS Balanced VIP (formerly Scudder Total Return Portfolio)
DWS Blue Chip VIP (formerly Scudder Blue Chip Portfolio)
DWS Core Fixed Income VIP (formerly Scudder Fixed Income Portfolio)
DWS Davis Venture Value VIP (formerly SVS Davis Venture Value Portfolio)
DWS Dreman Financial Services VIP (formerly SVS Dreman Financial Services Portfolio)
DWS Dreman High Return Equity VIP (formerly SVS Dreman High Return Equity Portfolio)
DWS Dreman Small Cap Value VIP (formerly SVS Dreman Small Cap Value Portfolio)
DWS Global Thematic VIP (formerly Scudder Global Blue Chip Portfolio)
DWS Government & Agency Securities VIP (formerly Scudder Government & Agency Securities Portfolio)
DWS High Income VIP (formerly Scudder High Income Portfolio)
DWS International Select Equity VIP (formerly Scudder International Select Equity Portfolio)
DWS Janus Growth & Income VIP (formerly SVS Janus Growth And Income Portfolio)
DWS Janus Growth Opportunities VIP (formerly SVS Janus Growth Opportunities Portfolio)
DWS Large Cap Value VIP (formerly Scudder Large Cap Value Portfolio)
DWS Legg Mason Aggressive Growth VIP (formerly SVS Salomon Aggressive Growth Portfolio)
DWS Mercury Large Cap Core VIP (formerly Scudder Mercury Large Cap Core Portfolio)
DWS MFS Strategic Value VIP (formerly SVS MFS Strategic Value Portfolio)
DWS Mid Cap Growth VIP (formerly Scudder Aggressive Growth Portfolio)
DWS Money Market VIP (formerly Scudder Money Market Portfolio)
DWS Oak Strategic Equity VIP (formerly SVS Oak Strategic Equity Portfolio)
DWS Small Cap Growth VIP (formerly Scudder Small Cap Growth Portfolio)
DWS Strategic Income VIP (formerly Scudder Strategic Income Portfolio)
DWS Technology VIP (formerly Scudder Technology Growth Portfolio)
DWS Templeton Foreign Value VIP (formerly Scudder Templeton Foreign Value Portfolio)
DWS Turner Mid Cap Growth VIP (formerly SVS Turner Mid Cap Growth Portfolio)

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TABLE OF CONTENTS

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INVESTMENT RESTRICTIONS

Except as otherwise indicated, each Portfolio’s investment objective and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance that a Portfolio’s objective will be met.

If a percentage restriction is adhered to at the time of the investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation.

The Fund has adopted for each Portfolio certain fundamental investment restrictions that cannot be changed for a Portfolio without approval by a “majority” of the outstanding voting shares of that Portfolio. As defined in the Investment Company Act of 1940, as amended (the “1940 Act”), this means the lesser of the vote of (a) 67% of the shares of a Portfolio present at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of a Portfolio.

Each Portfolio (except DWS Dreman Financial Services VIP and DWS Technology VIP) is classified as a diversified open-end management investment company. A diversified portfolio may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer.

DWS Dreman Financial Services VIP and DWS Technology VIP are classified as non-diversified open-end management investment companies. A non-diversified portfolio may invest a greater proportion of its assets in the obligations of a small number of issuers, and may be subject to greater risk and substantial losses as a result of changes in the financial condition or the market’s assessment of the issuers. While not limited by the 1940 Act as to the proportion of its assets that it may invest in obligations of a single issuer, each of the foregoing Portfolios intends to comply with the diversification requirements imposed by the Internal Revenue Code of 1986 (the “Code”) for qualification as a regulated investment company.

Each Portfolio may not, as a fundamental policy:

(1)	borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;
(2)	issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;
(3)

for all Portfolios except DWS Money Market VIP and DWS Technology VIP: concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

for DWS Money Market VIP: concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time, except that the Portfolio reserves the freedom of action to concentrate in government securities and instruments issued by domestic banks.

for DWS Technology VIP: concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time, except that the Portfolio will concentrate its assets in the group of industries constituting the technology sector and may concentrate in one or more industries in the technology sector.

(4)

engage in the business of underwriting securities issued by others, except to the extent that the Portfolio may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(5)

purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Portfolio reserves freedom of action to hold and to sell real estate acquired as a result of the Portfolio’s ownership of securities;

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(6)	purchase physical commodities or contracts relating to physical commodities; or
(7)	make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

With regard to Restriction (3) above, for purposes of determining the percentage of DWS Money Market VIP’s total assets invested in securities of issuers having their principal business activities in a particular industry, asset-backed securities will be classified based on standard classifications utilized by ratings agencies.

DWS Money Market VIP may not invest more than 50% of it assets in asset-backed securities.

With regard to Restriction (3) above, for purposes of determining the percentage of each Portfolio’s (except DWS Money Market VIP) total assets invested in securities of issuers having their principal business activities in a particular industry, asset-backed securities will be classified as a single industry.

With respect to investment restriction (3) for DWS Money Market VIP, domestic banks include US banks and US branches of foreign banks that are subject to the same regulation as US banks. Domestic banks may also include foreign branches of domestic banks if the investment risk associated with investing in instruments issued by the foreign branch of a domestic bank is the same as investing in instruments issued by the domestic parent. As a result, the Portfolio may be more adversely affected by changes in market or economic conditions and other circumstances affecting the banking industry than it would be if the Portfolio’s assets were not so concentrated.

The Fund has also adopted the following non-fundamental policies, which may be changed or eliminated for each Portfolio by the Fund’s Board of Trustees without a vote of the shareholders:

As a matter of non-fundamental policy, each Portfolio, except DWS Money Market VIP, does not intend to:

(1)

borrow money in an amount greater than 5% of its total assets, except (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in the Portfolio’s registration statement which may be deemed to be borrowings;

(2)

purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions, (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that the Portfolio may obtain such short-term credits as may be deemed necessary for the clearance of securities transactions;

(3)

purchase options, unless the aggregate premiums paid on all such options held by a Portfolio at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

(4)

enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of a Portfolio and the premium paid for such options on futures contracts does not exceed 5% of the fair market value of a Portfolio’s total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the money amount may be excluded in computing the 5% limit;

(5)

purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of a Portfolio’s total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value); and

(6)	invest more than 15% of net assets in illiquid securities.

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For all portfolios:

(7)

acquire securities of registered, open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the Investment Company Act of 1940, as amended.

For all portfolios except DWS Core Fixed Income VIP, DWS Government & Agency Securities VIP, DWS High Income VIP, DWS Money Market VIP and DWS Strategic Income VIP:

(8)	enter into either of reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets.

For all portfolios except DWS Money Market VIP:

(9)	lend portfolio securities in an amount greater than one third of its total assets.

For DWS Money Market VIP:

(10)	borrow money in an amount greater than 5% of its total assets, except for temporary emergency purposes;
(11)	lend portfolio securities in an amount greater than 5% of its total assets; and
(12)	invest more than 10% of total assets in non-affiliated registered investment companies.

Concentration. DWS Technology VIP “concentrates,” for purposes of the 1940 Act, its assets in securities of companies in the technology sector which means that at least 25% of its net assets will be invested in these assets at all times. As a result, the Portfolio may be subject to greater market fluctuation than a portfolio which has securities representing a broader range of investment alternatives.

Master-feeder Fund Structure. The Fund’s Board of Trustees has the discretion with respect to each Portfolio to retain the current distribution arrangement for the Portfolio while investing in a master fund in a master-feeder fund structure as described below.

A master-feeder fund structure is one in which a fund (a “feeder fund”), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the “master fund”) with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

Portfolio Holdings

In addition to the public disclosure of portfolio holdings through required Securities and Exchange Commission (“SEC”) quarterly filings, the portfolios may make their portfolio holdings information publicly available on the DWS Funds Web site as described in the portfolios’ prospectuses. The portfolios do not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by a portfolio.

The portfolios’ procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management, Inc. and its affiliates (collectively “DeAM”), subadvisors, if any, custodians, independent registered public accounting firms, securities lending agents, financial printers, proxy voting firms and other service providers to a portfolio who require access to this information to fulfill their duties to a portfolio, subject to the requirements described below. This non-public information may also be disclosed to certain mutual fund analysts and rating and tracking agencies, to shareholders in connection with in-kind redemptions, or to other entities if a portfolio has a legitimate business purpose in providing the information, subject to the requirements described below.

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Prior to any disclosure of a portfolio’s non-public portfolio holdings information to the foregoing types of entities or persons, a person authorized by the portfolios’ Trustees must make a good faith determination in light of the facts then known that a portfolio has a legitimate business purpose for providing the information, that the disclosure is in the best interest of a portfolio, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public. No compensation is received by a portfolio or DeAM for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to the portfolios’ Trustees.

Portfolio holdings information distributed by the trading desks of DeAM or a subadvisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements. Non-public portfolio holding information does not include portfolio characteristics (other than holdings or subsets of holdings) about each portfolio and information derived therefrom, including, but not limited to, how each portfolio’s investments are divided among various sectors, industries, countries, value and growth stocks, bonds, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings so long as a portfolio’s holdings could not be derived from such information.

Registered investment companies that are subadvised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor the portfolios’ Trustees exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to a portfolio’s portfolio holdings disclosure policy. The portfolio holdings of some of the funds subadvised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of a portfolio.

DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of a portfolio. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that a portfolio’s policies and procedures with respect to the disclosure of portfolio holdings information will protect a portfolio from the potential misuse of portfolio holdings information by those in possession of that information.

INVESTMENT POLICIES AND TECHNIQUES

General Investment Objectives and Policies

Two classes of shares of each Portfolio described herein are currently offered through Participating Insurance Companies. Class A shares are offered at net asset value and are not subject to a Rule 12b-1 Distribution Plan. Class B shares are offered at net asset value and are subject to a Rule12b-1 fee.

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a Portfolio may engage (such as short selling, hedging, etc.) or a financial instrument which a Portfolio may purchase (such as options, forward foreign currency contracts, etc.) are meant to describe the spectrum of investments that Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”), in its discretion, might, but is not required to, use in managing each Portfolio’s assets. The Advisor may, in its discretion, at any time employ such practice, technique or instrument for one or more Portfolios but not for all investment companies advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or instruments may not be principal activities of a Portfolio but, to the extent employed, could from time to time have a material impact on the Portfolio’s performance.

It is possible that certain investment practices and techniques described below may not be permissible for a Portfolio based on its investment restrictions, as described herein, and in the Portfolio’s applicable prospectus.

Each Portfolio has a different investment objective which it pursues through separate investment policies, as described below. The differences in objectives and policies among the Portfolios can be expected to affect the degree of market

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and financial risk to which each Portfolio is subject and the return of each Portfolio. The investment objectives and policies of each Portfolio may, unless otherwise specifically stated, be changed by the Trustees of the Fund without a vote of the shareholders. There is no assurance that the objectives of any Portfolio will be achieved.

Each Portfolio, except DWS Money Market VIP, may engage in futures, options, swaps and other derivatives transactions in accordance with its respective investment objectives and policies. Each such Portfolio may engage in such transactions if it appears to the Advisor or a Portfolio’s subadvisor (a “Subadvisor”) to be advantageous to do so, in order to pursue its objective, enhance returns, to hedge (i.e., protect) against the effects of fluctuating interest rates and to stabilize the value of its assets. The use of futures, options and other derivatives, and their possible benefits and attendant risks, are discussed below along with information concerning certain other investment policies and techniques.

Portfolio Turnover. The portfolio turnover rates for each Portfolio, other than DWS Money Market VIP, are listed under “Financial Highlights” in the Fund’s Annual Report dated December 31, 2005. Each Portfolio’s average portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding all securities with maturities or expiration dates at the time of acquisition of one year or less. Securities with maturities of less than one year are excluded from portfolio turnover rate calculations. Frequency of portfolio turnover will not be a limiting factor should a Portfolio’s Advisor or Subadvisor deems it desirable to purchase or sell securities. Purchases and sales are made for a Portfolio whenever necessary, in management’s opinion, to meet a Portfolio’s objective. Higher portfolio turnover (over 100%) involves correspondingly greater brokerage commissions or other transaction costs. Higher portfolio turnover may result in the realization of greater net short-term capital gains.

The Portfolios do not generally make investments for short-term profits, but are not restricted in policy with regard to portfolio turnover and will make changes in their investment portfolios from time to time as business and economic conditions and market prices may dictate and as its investment policy may require.

Asset-Backed Securities. Asset-backed securities may include pools of mortgages (“mortgage-backed securities”), loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. A Portfolio will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require the Portfolios to dispose of any then existing holdings of such securities. The Portfolios, except DWS Balanced VIP, DWS Core Fixed Income VIP and DWS Money Market VIP, do not intend to invest more than 5% of total assets in asset-backed securities. DWS Balanced VIP and DWS Core Fixed Income VIP currently do not intend to invest more than 25% of total assets in asset-backed securities. DWS Money Market VIP may not invest more than 50% of its assets in asset-backed securities.

Bank Loans. DWS Balanced VIP, DWS High Income VIP and DWS Strategic Income VIP may each invest in bank loans, which are typically senior debt obligations of borrowers (issuers) and as such, are considered to hold a senior position in the capital structure of the borrower. These may include loans which hold the most senior position, that hold an equal ranking with other senior debt, or loans that are, in the judgment of the Advisor, in the category of senior debt of the borrower. This capital structure position generally gives the holders of these loans a priority claim on some or all of the borrower’s assets in the event of a default. In most cases, these loans are either partially or fully collateralized by the

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assets of a corporation, partnership, limited liability company or other business entity, or by cash flow that the Advisor believes has a market value at the time of acquisition that equals or exceeds the principal amount of the loan. These loans are often issued in connection with recapitalizations, acquisitions, leveraged buy-outs and refinancings. It is important to note that Moody’s and S&P generally rate bank loans a notch or two higher than high yield bonds of the same issuer to reflect their more senior position. A Portfolio may invest in both fixed- and floating-rate loans. In addition, bank loans can trade either as an “assignment” or “participation.” When a Portfolio buys an assignment, it is essentially becoming a party to the bank agreement. The vast majority of all trades are assignments and would therefore generally represent the preponderance of bank loans held by the Portfolio. In certain cases, the Portfolio may buy bank loans on a participation basis, if for example, a Portfolio did not want to become party to the bank agreement. However, in all cases, a Portfolio will not purchase bank loans where Deutsche Bank, or an affiliate, serves as an agent bank.

Participations and assignments involve credit risk, interest rate risk, liquidity risk, and the risk of being a lender. If a Portfolio purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of both the lender and the borrower.

Investments in loans through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is at least conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender.

In the case of loans administered by a bank or other financial institution that acts as agent for all holders, if assets held by the agent for the benefit of a purchaser are determined to be subject to the claims of the agent’s general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the portfolio the direct debtor-creditor relationship with the borrower, SEC interpretations require the portfolio, in some circumstances, to treat both the lending bank or other lending institution and the borrower as issuers for purposes of a Portfolio’s investment policies. Treating a financial intermediary as an issuer of indebtedness may restrict a Portfolio’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Borrowing. Each Portfolio will borrow only when the Advisor or a subadvisor believes that borrowing will benefit the Portfolio after taking into account considerations such as the costs of the borrowing. Borrowing by each Portfolio will involve special risk considerations. Although the principal of each Portfolio’s borrowings will be fixed, a Portfolio’s assets may change in value during the time a borrowing is outstanding, proportionately increasing exposure to capital risk.

Certificates of Deposit and Bankers’ Acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Banker’s acceptances are credit instruments evidencing the obligations of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Portfolios will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Fixed time

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deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary with market conditions and the remaining maturity of the obligation. Fixed time deposits subject to withdrawal penalties maturing in more than seven calendar days are subject to a Portfolio’s limitation on investments in illiquid securities.

Collateralized Obligations. Subject to its investment objectives and policies, a Portfolio may purchase collateralized obligations, including interest only (“IO”) and principal only (“PO”) securities. A collateralized obligation is a debt security issued by a corporation, trust or custodian, or by a US Government agency or instrumentality, that is collateralized by a portfolio or pool of mortgages, mortgage-backed securities, US Government securities or other assets. The issuer’s obligation to make interest and principal payments is secured by the underlying pool or portfolio of securities. Collateralized obligations issued or guaranteed by a US Government agency or instrumentality, such as the Federal Home Loan Mortgage Corporation, are considered US Government securities. Privately-issued collateralized obligations collateralized by a portfolio of US Government securities are not direct obligations of the US Government or any of its agencies or instrumentalities and are not considered US Government securities. A variety of types of collateralized obligations are available currently and others may become available in the future.

Collateralized obligations, depending on their structure and the rate of prepayments, can be volatile. Some collateralized obligations may not be as liquid as other securities. Since collateralized obligations may be issued in classes with varying maturities and interest rates, the investor may obtain greater predictability of maturity than with direct investments in mortgage-backed securities. Classes with shorter maturities may have lower volatility and lower yield while those with longer maturities may have higher volatility and higher yield. This provides the investor with greater control over the characteristics of the investment in a changing interest rate environment. With respect to interest only and principal only securities, an investor has the option to select from a pool of underlying collateral the portion of the cash flows that most closely corresponds to the investor’s forecast of interest rate movements. These instruments tend to be highly sensitive to prepayment rates on the underlying collateral and thus place a premium on accurate prepayment projections by the investor.

A Portfolio, other than DWS Money Market VIP, may invest in collateralized obligations whose yield floats inversely against a specified index rate. These “inverse floaters” are more volatile than conventional fixed or floating rate collateralized obligations and the yield thereon, as well as the value thereof, will fluctuate in inverse proportion to changes in the index upon which rate adjustments are based. As a result, the yield on an inverse floater will generally increase when market yields (as reflected by the index) decrease and decrease when market yields increase. The extent of the volatility of inverse floaters depends on the extent of anticipated changes in market rates of interest. Generally, inverse floaters provide for interest rate adjustments based upon a multiple of the specified interest index, which further increases their volatility. The degree of additional volatility will be directly proportional to the size of the multiple used in determining interest rate adjustments. Currently, none of the Portfolios intends to invest more than 5% of its net assets in inverse floaters. DWS Money Market VIP does not invest in inverse floaters.

A Portfolio will currently invest in only those collateralized obligations that are fully collateralized and that meet the quality standards otherwise applicable to the Portfolio’s investments. Fully collateralized means that the collateral will generate cash flows sufficient to meet obligations to holders of the collateralized obligations under even the most conservative prepayment and interest rate projections. Thus, the collateralized obligations are structured to anticipate a worst case prepayment condition and to minimize the reinvestment rate risk for cash flows between coupon dates for the collateralized obligations. A worst case prepayment condition generally assumes immediate prepayment of all securities purchased at a premium and zero prepayment of all securities purchased at a discount. Reinvestment rate risk may be minimized by assuming very conservative reinvestment rates and by other means such as by maintaining the flexibility to increase principal distributions in a low interest rate environment. The effective credit quality of the collateralized obligations in such instances is the credit quality of the issuer of the collateral. The requirements as to collateralization are determined by the issuer or sponsor of the collateralized obligation in order to satisfy rating agencies, if rated. Payments of principal and interest on the underlying collateral securities are not passed through directly to the holders of the collateralized obligations as such. Collateralized obligations, depending on their structure and the rate of prepayments, can be volatile. Some collateralized obligations may not be as liquid as other securities.

Collateralized obligations often are issued in two or more classes with varying maturities and stated rates of interest. Because interest and principal payments on the underlying securities are not passed through directly to holders of collateralized obligations, such obligations of varying maturities may be secured by a single portfolio or pool of securities, the payments on which are used to pay interest on each class and to retire successive maturities in sequence. These relationships may in effect “strip” the interest payments from principal payments of the underlying securities and

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allow for the separate purchase of either the interest or the principal payments. Collateralized obligations are designed to be retired as the underlying securities are repaid. In the event of prepayment on or call of such securities, the class of collateralized obligation first to mature generally will be paid down first. Therefore, although in most cases the issuer of collateralized obligations will not supply additional collateral in the event of such prepayment, there will be sufficient collateral to secure collateralized obligations that remain outstanding. It is anticipated that no more than 5% of a Portfolio’s net assets will be invested in IO and PO securities. Governmentally-issued and privately-issued IO’s and PO’s will be considered illiquid for purposes of a Portfolio’s limitation on illiquid securities, however, the Board of Trustees may adopt guidelines under which governmentally-issued IO’s and PO’s may be determined to be liquid.

Common Stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, a Portfolio participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements. Despite the risk of price volatility, however, common stocks have historically offered a greater potential for long-term gain on investment, compared to other classes of financial assets, such as bonds or cash equivalents, although there can be no assurance that this will be true in the future.

Convertible Securities. Subject to its investment objectives and policies, each Portfolio (except DWS Money Market VIP) may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments and/or by virtue of their conversion or exchange features.

The convertible securities in which a Portfolio may invest include fixed-income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock including Liquid Yield Option Notes (“LYONs”™). The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Convertible securities often provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features. Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities.

Delayed Delivery Transactions. DWS Balanced VIP, DWS Core Fixed Income VIP, DWS Davis Venture Value VIP , DWS Dreman Financial Services VIP, DWS Dreman High Return Equity, DWS Small Cap Value VIP, DWS Global Thematic VIP, DWS Government & Agency Securities VIP, DWS High Income VIP, DWS Janus Growth & Income VIP, DWS Janus Growth Opportunities VIP, DWS Mercury Large Cap Core VIP, DWS Mid Cap Growth VIP, DWS Oak Strategic Equity VIP, DWS Legg Mason Aggressive Growth VIP, DWS Strategic Income VIP, DWS Technology VIP, DWS Templeton Foreign Value VIP, and DWS Turner Mid Cap Growth VIP may purchase or sell portfolio securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities

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are purchased by the Portfolio with payment and delivery to take place in the future in order to secure what is considered to be an advantageous price and yield to the Portfolio at the time of entering into the transaction. When the Portfolio enters into a delayed delivery transaction, it becomes obligated to purchase securities and it has all of the rights and risks attendant to ownership of a security, although delivery and payment occur at a later date. The value of fixed-income securities to be delivered in the future will fluctuate as interest rates vary. At the time a Portfolio makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. Likewise, at the time a Portfolio makes the commitment to sell a security on a delayed delivery basis, it will record the transaction and include the proceeds to be received in determining its net asset value; accordingly, any fluctuations in the value of the security sold pursuant to a delayed delivery commitment are ignored in calculating net asset value so long as the commitment remains in effect. The Portfolio generally has the ability to close out a purchase obligation on or before the settlement date, rather than take delivery of the security.

Depositary Receipts. Investments in securities of foreign issuers may be in the form of sponsored or unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), International Depositary Receipts (“IDRs”) and other types of Depositary Receipts (which, together with ADRs, EDRs, GDRs and IDRs are hereinafter referred to as “Depositary Receipts”). Depositary Receipts provide indirect investment in securities of foreign issuers. Prices of unsponsored Depositary Receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depository Receipts typically issued by a US bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs, IDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of a Portfolio’s investment policies, a Portfolio’s investments in ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities. Depositary Receipts, including those denominated in US dollars, will be subject to foreign currency exchange rate risk. However, by investing in US dollar-denominated ADRs rather than directly in foreign issuers’ stock, a Portfolio avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. However, certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.

Direct Debt Instruments. Direct debt instruments are interests in amounts owed by a corporate, governmental or other borrower to lenders (direct loans), to suppliers of goods or services (trade claims or other receivables) or to other parties. DWS Balanced VIP, DWS High Income VIP and DWS Strategic Income VIP may invest in all types of direct debt investments, but among these investments each Portfolio currently intends to invest primarily in direct loans and trade claims.

When a Portfolio participates in a direct loan it will be lending money directly to an issuer. Direct loans generally do not have an underwriter or agent bank, but instead, are negotiated between a company’s management team and a lender or group of lenders. Direct loans typically offer better security and structural terms than other types of high yield securities. Direct debt obligations are often the most senior-obligations in an issuer’s capital structure or are well-collateralized so that overall risk is lessened.

Trade claims are unsecured rights of payment arising from obligations other than borrowed funds. Trade claims include vendor claims and other receivables that are adequately documented and available for purchase from high yield broker-dealers. Trade claims typically may sell at a discount. In addition to the risks otherwise associated with low-quality obligations, trade claims have other risks, including the possibility that the amount of the claim may be disputed by the obligor. Trade claims normally would be considered illiquid and pricing can be volatile.

Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower. A Portfolio will rely primarily upon the creditworthiness of the borrower and/or the collateral for payment of interest and repayment of principal. The value of a Portfolio’s investments may be adversely affected if scheduled interest or principal payments are not made. Because most direct loans will be secured, there will be a smaller risk of loss with direct loans than with an

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investment in unsecured high yield bonds or trade claims. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness or may pay only a small fraction of the amount owed. Investments in direct debt instruments also involve interest rate risk and liquidity risk. However, interest rate risk is lessened by the generally short-term nature of direct debt instruments and their interest rate structure, which typically floats. To the extent the direct debt instruments in which a Portfolio invests are considered illiquid, the lack of a liquid secondary market (1) will have an adverse impact on the value of such instruments, (2) will have an adverse impact on the Portfolio’s ability to dispose of them when necessary to meet the Portfolio’s liquidity needs or in response to a specific economic event, such as a decline in creditworthiness of the issuer, and (3) may make it more difficult for the Portfolio to assign a value of these instruments for purposes of valuing the Portfolio’s portfolio and calculating its net asset value. In order to lessen liquidity risk, each Portfolio anticipates investing primarily in direct debt instruments that are quoted and traded in the high yield market and will not invest in these instruments if it would cause more than 15% of the Portfolio’s net assets to be illiquid. Trade claims may also present a tax risk to a Portfolio. The Portfolios will not invest in trade claims if it affects the Portfolio’s qualification as a regulated investment company under Subchapter M of the Internal Revenue Code.

Foreign Fixed-Income Securities. Since most foreign fixed-income securities are not rated, a Portfolio will invest in foreign fixed-income securities based upon the Advisor’s or subadvisor’s analysis without relying on published ratings. Since such investments will be based upon the Advisor or subadvisor’s analysis rather than upon published ratings, achievement of a Portfolio’s goals may depend more upon the abilities of the Advisor or subadvisor than would otherwise be the case.

The value of the foreign fixed-income securities held by a Portfolio, and thus the net asset value of the Portfolio’s shares, generally will fluctuate with (a) changes in the perceived creditworthiness of the issuers of those securities, (b) movements in interest rates, and (c) changes in the relative values of the currencies in which a Portfolio’s investments in fixed-income securities are denominated with respect to the US Dollar. The extent of the fluctuation will depend on various factors, such as the average maturity of a Portfolio’s investments in foreign fixed-income securities, and the extent to which a Portfolio hedges against its interest rate, credit and currency exchange rate risks. Many of the foreign fixed-income obligations in which a Portfolio will invest will have long maturities. A longer average maturity generally is associated with a higher level of volatility in the market value of such securities in response to changes in market conditions.

Investment in sovereign debt, including Brady Bonds, can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Brady Bonds are debt securities issued under a plan implemented to allow debtor nations to restructure their outstanding commercial bank indebtedness. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity’s willingness to meet the terms of its fixed-income securities, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceeding with respect to sovereign debt on

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which a sovereign has defaulted, and a Portfolio may be unable to collect all or any part of its investment in a particular issue.

Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceeds of sales by foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt or increase the costs and expenses of a Portfolio. A significant portion of the sovereign debt in which a Portfolio may invest is issued as part of debt restructuring and such debt is to be considered speculative. There is a history of defaults with respect to commercial bank loans by public and private entities issuing Brady Bonds. All or a portion of the interest payments and/or principal repayment with respect to Brady Bonds may be uncollateralized.

Foreign Investment. Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the fund’s foreign investments and the value of its shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the US dollar. There may be less information publicly available about a foreign issuer than about a US issuer, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the US. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable US issuers. Foreign brokerage commissions and other fees are also generally higher than in the US. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the fund’s assets held abroad) and expenses not present in the settlement of investments in US markets. Payment for securities without delivery may be required in certain foreign markets.

In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of the fund’s investments in certain foreign countries. Governments of many countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in these countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. There is also generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the US. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special US tax considerations may apply. Moreover, foreign economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the US or in other foreign countries. The laws of some foreign countries may limit the fund’s ability to invest in securities of certain issuers organized under the laws of those foreign countries.

Of particular importance, many foreign countries are heavily dependent upon exports, particularly to developed countries, and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the US and other countries with which they trade. These economies also have been and may continue to be negatively impacted by economic conditions in the US and other trading partners, which can lower the demand for goods produced in those countries.

The risks described above, including the risks of nationalization or expropriation of assets, typically are increased in connection with investments in “emerging markets.” For example, political and economic structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries (including amplified risk of war and terrorism). Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. Investments in emerging markets may be considered speculative.

The currencies of certain emerging market countries have experienced devaluations relative to the US dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. In addition, currency hedging techniques may be unavailable in certain emerging market countries. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.

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In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. Any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. In addition, the fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of prospects of an investment in such securities.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a fund’s securities in such markets may not be readily available. A fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly if a fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from a fund’s identification of such condition until the date of the SEC action, a fund’s securities in the affected markets will be valued at fair value determined in good faith by or under the direction of a fund’s Board.

Certain of the foregoing risks may also apply to some extent to securities of US issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of US issuers having significant foreign operations.

High Yield, High Risk Bonds. Certain Portfolios may also purchase debt securities which are rated below investment-grade (commonly referred to as “junk bonds”), that is, rated below Baa by Moody’s or below BBB by S&P or judged to be of equivalent quality as determined by the Advisor or subadvisor. These securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. The lower the ratings of such debt securities, the more their risks render them like equity securities. Securities rated D may be in default with respect to payment of principal or interest. See the Appendix to this Statement of Additional Information for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

Issuers of such high yielding securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a Portfolio’s net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

A Portfolio may have difficulty disposing of certain high yield (high risk) securities because they may have a thin trading market. Because not all dealers maintain markets in all high yield securities, a Portfolio anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and a Portfolio’s ability to dispose of particular issues and may also make it more difficult for a Portfolio to obtain accurate market quotations for purposes of valuing a Portfolio’s assets. Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is generally

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the policy of the Advisor and Subadvisors not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with their own independent and ongoing review of credit quality. The achievement of a Portfolio’s investment objective by investment in such securities may be more dependent on the Advisor’s or Subadvisor’s credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Advisor or Subadvisor will determine whether it is in the best interests of the Portfolio to retain or dispose of such security.

Prices for below investment-grade securities may be affected by legislative and regulatory developments. Also, Congress has from time to time considered legislation which would restrict or eliminate the corporate tax deduction for interest payments in these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.

DWS Core Fixed Income VIP will not invest more than 5% of its net assets in junk bonds.

Interfund Borrowing and Lending Program. The Fund has received exemptive relief from the SEC which permits a Portfolio to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no Portfolio may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating portfolio under a loan agreement; and (2) no Portfolio may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a Portfolio may participate in the program only if and to the extent that such participation is consistent with the Portfolio’s investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day’s notice. A Portfolio may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Portfolio could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. Borrowings through the interfund lending program are subject to each Portfolio’s policies on borrowing.

Investment Company Securities. Each Portfolio may acquire securities of other investment companies to the extent consistent with its investment objective and policies and subject to the limitations of the 1940 Act. The Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. For example, a Portfolio may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index or a specific portion of an index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Examples of index-based investments include:

SPDRs®: SPDRs, an acronym for “Standard & Poor’s Depositary Receipts,” are based on the S&P 500 Composite Stock Price Index. They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

MidCap SPDRs®: MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

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Select Sector SPDRs®: Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor’s Composite Stock Price Index. They are issued by The Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

DIAMONDSSM: DIAMONDS are based on the Dow Jones Industrial AverageSM. They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq 100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.

WEBsSM: WEBs, an acronym for “World Equity Benchmark Shares,” are based on 17 country-specific Morgan Stanley Capital International Indexes. They are issued by the WEBs Index Fund, Inc., an open-end management investment company that seeks to generally correspond to the price and yield performance of a specific Morgan Stanley Capital International Index.

Investment-Grade Bonds. “Investment-grade” bonds are those rated Aaa, Aa, A or Baa by Moody’s or AAA, AA, A or BBB by S&P or, if unrated, judged to be of equivalent quality as determined by the Advisor or a Subadvisor. Moody’s considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics. To the extent that a Portfolio invests in higher-grade securities, a Portfolio will not be able to avail itself of opportunities for higher income which may be available at lower grades.

Investment of Uninvested Cash Balances. Each Portfolio may have cash balances that have not been invested in portfolio securities (“Uninvested Cash”). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an Exemptive Order issued by the SEC, each Portfolio (except DWS Money Market VIP) may use Uninvested Cash to purchase shares of affiliated funds including money market funds, short-term bond funds and Cash Management QP Trust or one or more future entities for which DeIM acts as trustee or investment advisor that operate as cash management investment vehicles and that are excluded from the definition of investment company pursuant to Section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the “Central Funds”) in excess of the limitations of Section 12(d)(1) of the 1940 Act. Investment by each Portfolio in shares of the Central Funds will be in accordance with the Portfolio’s investment policies and restrictions as set forth in its registration statement. Currently, DWS Money Market VIP does not intend to invest in Central Funds.

Certain of the Central Funds comply with Rule 2a-7 under the Act. The other Central Funds are or will be short-term bond funds that invest in fixed-income securities and maintain a dollar-weighted average maturity of three years or less. Each of the Central Funds will be managed specifically to maintain a highly liquid portfolio, and access to them will enhance each Portfolio’s ability to manage Uninvested Cash.

Each Portfolio will invest Uninvested Cash in Central Funds only to the extent that each Portfolio’s aggregate investment in the Central Funds does not exceed 25% of its total assets (except DWS Core Fixed Income VIP cannot exceed 20% of its total assets) in shares of the Central Funds. Purchase and sales of shares of Central Funds are made at net asset value.

Lending of Portfolio Securities. Each Portfolio (with the exception of DWS Money Market VIP ) may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending their investment securities, the Portfolios attempt to increase their net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to a Portfolio. A Portfolio may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with a Portfolio collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities

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loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower “marks to the market” on a daily basis), (c) the loan be made subject to termination by a Portfolio at any time, and (d) a Portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers selected by a Portfolio’s delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.

At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company’s Board of Trustees/Directors. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by a Portfolio may be invested in a money market fund managed by the Advisor or a subadvisor (or one of its affiliates).

Maintenance of $1.00 Net Asset Value, Credit Quality and Portfolio Maturity. DWS Money Market VIP effects sales, redemptions and repurchases at the net asset value per share, normally $1.00. In fulfillment of their responsibilities under Rule 2a-7 of the 1940 Act, the Fund’s Board has approved policies established by the Portfolio’s Advisor reasonably calculated to prevent the Fund’s net asset value per share from deviating from $1.00 except under unusual or extraordinary circumstances and the Fund’s Board will periodically review the Advisor’s operations under such policies at regularly scheduled Board meetings. Those policies include a weekly monitoring by the Advisor of unrealized gains and losses in the Portfolio’s portfolio, and when necessary, in an effort to avoid deviation, taking corrective action, such as adjusting the maturity of the portfolio, or, if possible, realizing gains or losses to offset in part unrealized losses or gains. The result of those policies may be that the yield on shares of the Portfolio will be lower than would be the case if the policies were not in effect. Such policies also provide for certain action to be taken with respect to portfolio securities which experience a downgrade in rating or suffer a default.

Non-Diversified Portfolios. DWS Dreman Financial Services VIP and DWS Technology VIP are each classified as a “non-diversified” portfolio so that each will be able to invest to a greater degree in the securities of a single issuer, subject to the diversification requirements of Subchapter M of the Code applicable to the Portfolio. This allows each Portfolio, as to 50% of its assets, to invest more than 5% of its assets, but not more than 25%, in the securities of an individual foreign government or corporate issuer. Since a Portfolio may invest a relatively high percentage of its assets in the securities (i.e., these funds purchase stock) of a limited number of issuers, a Portfolio may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio.

Privatized Enterprises. Investments in foreign securities may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. A Portfolio’s investments in the securities of privatized enterprises may include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain jurisdictions, the ability of foreign entities, such as a Portfolio, to participate in privatizations may be limited by local law, or the price or terms on which a Portfolio may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the enterprises in which a Portfolio may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization or management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as the enterprise’s prior management and may have a negative effect on such enterprise. In addition, the privatization of

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an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Prior to privatization, most of the state enterprises in which a Portfolio may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to effectively operate in a competitive market and may suffer losses or experience bankruptcy due to such competition.

Real Estate Investment Trusts (REITs). Certain Portfolios may invest in REITs. REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. Investment in REITs may subject the Portfolio to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of the Portfolio’s investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.

Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Code and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through the Portfolio, a shareholder will bear not only his or her proportionate share of the expenses of the Portfolio, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Repurchase Agreements. Each Portfolio may invest in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, the Portfolio acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer.

A repurchase agreement provides a means for a Portfolio to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., the Portfolio) acquires a security (“Obligation”) and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and, as described in more detail below, the value of such securities is kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to a Portfolio, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Portfolio together with the repurchase price upon repurchase. In either case, the income to a Portfolio is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry System.

It is not clear whether a court would consider the Obligation purchased by a Portfolio subject to a repurchase agreement as being owned by a Portfolio or as being collateral for a loan by a Portfolio to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Portfolio may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and a Portfolio has not perfected a security interest in the Obligation, a Portfolio may be required to return the Obligation to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Portfolio would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt Obligation purchased for a Portfolio, the Advisor or a subadvisor seeks to reduce the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a Portfolio may incur a loss if the proceeds to a Portfolio of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the Obligation subject to the repurchase

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agreement becomes less than the repurchase price (including interest), a Portfolio will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

Reverse Repurchase Agreements. Each Portfolio (except DWS Money Market VIP) may enter into “reverse repurchase agreements,” which are repurchase agreements in which a Portfolio, as the seller of the securities, agrees to repurchase such securities at an agreed time and price. Each Portfolio maintains a segregated account in connection with outstanding reverse repurchase agreements. A Portfolio will enter into reverse repurchase agreements only when the Advisor or Subadvisor believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction. Such transactions may increase fluctuations in the market value of Portfolio assets and its yield.

Section 4(2) Paper. Subject to its investment objectives and policies, each Portfolio may invest in commercial paper issued under the Securities Act of 1933 in reliance on the exemption from registration afforded by Section 3(a)(3) thereof. Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited. A Portfolio also may invest in commercial paper issued in reliance on the so-called “private placement” exemption from registration afforded by Section 4(2) of the Securities Act of 1933 (“Section 4(2) paper”). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as a Portfolio who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the Portfolio through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The Advisor or subadvisor considers the legally restricted but readily saleable Section 4(2) paper to be liquid; however, pursuant to procedures approved by the Board of Trustees of the Fund, if a particular investment in Section 4(2) paper is not determined to be liquid, that investment will be included within the limitation of the particular Portfolio on illiquid securities. The Advisor or Subadvisor monitors the liquidity of each Portfolio’s investments in Section 4(2) paper on a continuing basis.

Short Sales Against-the-Box. All Portfolios (except DWS Money Market VIP) may make short sales against-the-box for the purpose of, but not limited to, deferring realization of loss when deemed advantageous for federal income tax purposes. A short sale “against-the-box” is a short sale in which a Portfolio owns at least an equal amount of the securities sold short or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and at least equal in amount to, the securities sold short. A Portfolio will incur a loss as a result of the short sale if the price of the security increases between the dates of the short sale and the date on which a Portfolio replaces the borrowed security. A Portfolio will incur transaction costs, including interest expenses in connection with opening, maintaining, and closing short sales against the box. Each Portfolio does not currently intend to engage in such short sales to the extent that more than 5% of its net assets will be held as collateral.

Variable Rate Securities. DWS Money Market VIP may invest in Variable Rate Securities, instruments having rates of interest that are adjusted periodically or that “float” continuously according to formulae intended to minimize fluctuation in values of the instruments. The interest rate of Variable Rate Securities ordinarily is determined by reference to or is a percentage of an objective standard such as a bank’s prime rate, the 90-day US Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on Variable Rate Securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Some Variable Rate Demand Securities (“Variable Rate Demand Securities”) have a demand feature entitling the purchaser to resell the securities at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest. As is the case for other Variable Rate Securities, the interest rate on Variable Rate Demand Securities varies according to some objective standard intended to minimize fluctuation in the values of the instruments. The Portfolio determines the maturity of Variable Rate Securities in accordance with Rule 2a-7 which allows the Portfolio to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

SPECIAL RISK FACTORS. There are risks inherent in investing in any security, including shares of each Portfolio. The Advisor and, when applicable, a subadvisor, attempts to reduce risk through a variety of means such as fundamental research, diversification and the use of Strategic Transactions; however, there is no guarantee that such efforts will be

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successful and each Portfolio’s returns and net asset value will fluctuate over time. There are special risks associated with each Portfolio’s investments that are discussed below.

Special Risk Factors — Foreign Securities. DWS Mid Cap Growth VIP, DWS Blue Chip VIP, DWS Balanced VIP, DWS Small Cap Growth VIP and DWS Legg Mason Aggressive Growth VIP invest mainly in US common stocks, but may invest up to 25% of total assets in foreign securities. DWS Mercury Large Cap Core VIP may invest up to 10% of its total assets in foreign securities and DWS Templeton Foreign Value VIP will invest at least 80% of its net assets in foreign securities. DWS High Income VIP generally invests in US bonds or instruments, but up to 50% of total assets could be in bonds from foreign issuers. DWS Dreman Financial Services VIP may invest up to 30% of total assets in foreign securities. DWS Core Fixed Income VIP generally invests in US bonds or instruments, but up to 25% of total assets could be in bonds from foreign issuers. DWS Technology VIP and DWS MFS Strategic Value VIP invest mainly in US stocks, but may invest up to 35% and 20%, respectively, of net assets in foreign securities. DWS Dreman High Return Equity VIP and DWS Dreman Small Cap Value VIP may invest up to 20% of net assets in US Dollar-denominated American Depositary Receipts (“ADRs”) and in securities of foreign companies traded principally in securities markets outside the US. DWS Money Market VIP and DWS Government & Agency Securities VIP, each within its quality standards, may also invest in securities of foreign issuers. However, such investments will be in US Dollar denominated instruments.

Investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in US securities and which may favorably or unfavorably affect a Portfolio’s performance. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign securities markets, while growing in volume of trading activity, have substantially less volume than the US market, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. Similarly, volume and liquidity in most foreign bond markets is less than in the US and, at times, volatility of price can be greater than in the US. Fixed commissions on some foreign securities exchanges and bid to asked spreads in foreign bond markets are generally higher than commissions or bid to asked spreads on US markets, although the Advisor and a subadvisor will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less governmental supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the US. It may be more difficult for a Portfolio’s agents to keep currently informed about corporate actions in foreign countries which may affect the prices of portfolio securities. Communications between the US and foreign countries may be less reliable than within the US, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities without delivery may be required in certain foreign markets. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect US investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The management of a Portfolio seeks to mitigate the risks associated with the foregoing considerations through continuous professional management.

Special Risk Factors — Small Company Risk. DWS Small Cap Growth VIP and DWS Dreman Small Cap Value VIP intend to invest a substantial portion of their assets in small capitalization stocks similar in size to those comprising the Russell 2000 Growth Index and the Russell 2000 Value Index, respectively. Other Portfolios may invest in small capitalization stocks to a lesser degree. Many small companies may have sales and earnings growth rates which exceed those of larger companies and such growth rates may in turn be reflected in more rapid share price appreciation over time; however, investing in smaller company stocks involves greater risk than is customarily associated with investing in larger, more established companies. For example, smaller companies can have limited product lines, markets, or financial and managerial resources. Smaller companies may also be dependent on one or a few key persons, and may be more susceptible to losses and risks of bankruptcy. Also, the securities of smaller companies may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time). Transaction costs in smaller company stocks may be higher than those of larger companies. Investors should therefore expect that the value of the shares of the DWS Small Cap Growth VIP, DWS Dreman Small Cap Value VIP may be more volatile than the shares of a portfolio that invests in larger capitalization stocks.

Strategic Transactions and Derivatives (all Portfolios except DWS Money Market VIP). A Portfolio may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging

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various market risks, managing the effective maturity or duration of fixed-income securities in a portfolio, or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

In the course of pursuing these investment strategies, a Portfolio may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called “Strategic Transactions”). In addition, Strategic Transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limitations imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a Portfolio’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in a portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of a Portfolio’s assets will be committed to certain Strategic Transactions entered into for non-hedging purposes, unless permitted by the investment objective and policies of a Portfolio. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a Portfolio to utilize these Strategic Transactions successfully will depend on the Advisor’s ability to predict pertinent market movements, which cannot be assured. A Portfolio will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of a Portfolio, and each Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of a Portfolio.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor’s or a subadvisor’s view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Portfolio, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Portfolio can realize on its investments or cause a Portfolio to hold a security it might otherwise sell. The use of currency transactions can result in a Portfolio incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Portfolio creates the possibility that losses on the hedging instrument may be greater than gains in the value of a Portfolio’s position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Portfolio might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Portfolio assets in special accounts, as described below under “Use of Segregated and Other Special Accounts.”

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Portfolio’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving a Portfolio the right to

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sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Portfolio’s purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect a Portfolio against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. A Portfolio is authorized to purchase and sell exchange listed options and over-the-counter options (“OTC options”). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A Portfolio’s ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A Portfolio will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting a Portfolio to require the Counterparty to sell the option back to a Portfolio at a formula price within seven days. A Portfolio expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Portfolio or fails to make a cash settlement payment due in accordance with the terms of that option, a Portfolio will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor or a subadvisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be satisfied. A Portfolio will engage in OTC option transactions only with US Government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers” or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from Standard & Poor’s Ratings Services (“S&P”) or P-1 from Moody’s Investors Service (“Moody’s”) or an equivalent rating from any nationally recognized statistical rating organization (“NRSRO”) or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor or a subadvisor. The staff of the SEC currently takes the position that OTC options purchased by a Portfolio, and portfolio securities “covering” the amount of a Portfolio’s obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money

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amount, if any) are illiquid, and are subject to a Portfolio’s limitation on investing no more than 15% of its net assets in illiquid securities.

If a Portfolio sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase a Portfolio’s income. The sale of put options can also provide income.

A Portfolio may purchase and sell call options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on US and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by a Portfolio must be “covered” (i.e., a Portfolio must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a Portfolio will receive the option premium to help protect it against loss, a call sold by a Portfolio exposes a Portfolio during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require a Portfolio to hold a security or instrument which it might otherwise have sold.

A Portfolio may purchase and sell put options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. A Portfolio will not sell put options if, as a result, more than 50% of a Portfolio’s total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a Portfolio may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. A Portfolio may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a Portfolio, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

The Portfolios have claimed exclusion from the definition of the term “commodity pool operator” adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. Therefore, the Portfolios are not subject to commodity pool operator registration and regulation under the Commodity Exchange Act. Futures and options on futures may be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes to the extent consistent with the exclusion from commodity pool operator registration. Typically, maintaining a futures contract or selling an option thereon requires a Portfolio to deposit with a financial intermediary or futures commission merchant as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of a Portfolio. If a Portfolio exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

Options on Securities Indices and Other Financial Indices. A Portfolio also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the

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holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions. A Portfolio may engage in currency transactions with Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value or to enhance returns. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A Portfolio may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody’s, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor or a subadvisor.

With respect to hedging, a Portfolio’s dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps may involve hedging either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Portfolio, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated in, exposed to or generally quoted in that currency.

A Portfolio generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated in, exposed to or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

A Portfolio may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a Portfolio has or in which a Portfolio expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a Portfolio may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Portfolio’s portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a Portfolio’s portfolio securities are or are expected to be denominated, in exchange for US dollars. The amount of the commitment or option would not exceed the value of a Portfolio’s securities denominated in correlated currencies. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Portfolio if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that a Portfolio is engaging in proxy hedging. If a Portfolio enters into a currency hedging transaction, a Portfolio will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Portfolio if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

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Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which a Portfolio may enter are interest rate, credit default, currency, index and other swaps and the purchase or sale of related caps, floors and collars. A Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a Portfolio anticipates purchasing at a later date or to enhance returns. A Portfolio will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream a Portfolio may be obligated to pay. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as a Portfolio will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Advisor and a Portfolio believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. A Portfolio will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody’s or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Advisor. If there is a default by the Counterparty, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Credit default swaps are used as a means of “buying” credit protection, i.e., attempting to mitigate the risk of default or credit quality deterioration in some portion of a Portfolio’s holdings, or “selling” credit protection, i.e., attempting to gain exposure to an underlying issuer’s credit quality characteristics without directly investing in that issuer. No more than 5% of a Portfolio’s assets may be invested in credit default swaps for the purposes of buying credit protection. A Portfolio will only sell credit protection with respect to securities in which it would be authorized to invest directly. A Portfolio may also borrow up to 5% of that Portfolio’s net assets against called and tendered bonds in the Portfolio. For the risks associated with borrowing, please see the “Borrowing” subsection of the “Investment Restrictions” section of this Statement of Additional Information. DWS Balanced VIP may invest up to 15% of its total assets in credit default swaps.

Swaps have special risks associated including possible default by the counterparty to the transaction, illiquidity and, where swaps are used for hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed. Whether the use of swap agreements will be successful in furthering its investment objective will depend on the Advisor’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Certain swap agreements may be considered to be illiquid because they are two party contracts and because they may have terms of greater than seven days. Moreover, a Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

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Eurodollar Instruments. A Portfolio may make investments in Eurodollar instruments. Eurodollar instruments are US dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate (“LIBOR”), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Risks of Strategic Transactions Outside the US. When conducted outside the US, Strategic Transactions may not be regulated as rigorously as in the US, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the US of data on which to make trading decisions, (iii) delays in a Portfolio’s ability to act upon economic events occurring in foreign markets during non-business hours in the US, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the US, and (v) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that a Portfolio segregate cash or liquid assets with its custodian to the extent Fund obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a Portfolio to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Portfolio will require a Portfolio to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Portfolio on an index will require a Portfolio to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a Portfolio requires a Portfolio to segregate cash or liquid assets equal to the exercise price.

Except when a Portfolio enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates a Portfolio to buy or sell currency will generally require a Portfolio to hold an amount of that currency or liquid assets denominated in that currency equal to a Portfolio’s obligations or to segregate cash or liquid assets equal to the amount of a Portfolio’s obligation.

OTC options entered into by a Portfolio, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when a Portfolio sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a Portfolio, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Portfolio sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, a Portfolio will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by a Portfolio other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and a Portfolio will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, a Portfolio must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, a Portfolio will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a Portfolio’s net obligation, if any.

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Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. A Portfolio may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, a Portfolio could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by a Portfolio. Moreover, instead of segregating cash or liquid assets if a Portfolio held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

Combined Transactions. A Portfolio may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions (“component” transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Advisor or Subadvisor, it is in the best interests of a Portfolio to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor’s or a subadvisor’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Warrants. Each Portfolio (except DWS Money Market VIP) may invest in warrants up to five percent of the value of its respective net assets. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a Portfolio were not exercised by the date of its expiration, a Portfolio would lose the entire purchase price of the warrant.

Zero Coupon Government Securities. Subject to its investment objective and policies, a Portfolio may invest in zero coupon US Government securities. Zero coupon bonds are purchased at a discount from the face amount. The buyer receives only the right to receive a fixed payment on a certain date in the future and does not receive any periodic interest payments. These securities may include those created directly by the US Treasury and those created as collateralized obligations through various proprietary custodial, trust or other relationships. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates any opportunity to reinvest earnings at higher rates. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than those of comparable securities that pay interest currently, which fluctuation is greater as the period to maturity is longer. Zero coupon bonds created as collateralized obligations are similar to those created through the US Treasury, but the former investments do not provide absolute certainty of maturity or of cash flows after prior classes of the collateralized obligations are retired. No Portfolio currently intends to invest more than 20% of its net assets in zero coupon US Government securities.

MANAGEMENT OF THE FUND

Investment Advisor

On April 5, 2002, 100% of Zurich Scudder Investments, Inc. (“Scudder”), not including certain U.K. operations (known as Threadneedle Investments), was acquired by Deutsche Bank AG and changed its name to Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”). DeIM, which is part of Deutsche Asset Management (“DeAM”), is the investment advisor for each Portfolio. Under the supervision of the Board of Trustees of the Fund, with headquarters at 345 Park Avenue, New York, New York 10154, DeIM or a subadvisor, makes the Portfolios’ investment decisions, buys and sells securities for each Portfolio and conducts research that leads to these purchase and sale decisions. The Advisor or a subadvisor manages each Portfolio’s daily investment and business affairs subject to the policies established by the Fund’s Board of Trustees. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. The

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Fund’s investment advisor or a subadvisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management Inc., Deutsche Bank Trust Company Americas and DWS Trust Company. Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

Pursuant to an investment management agreement with each Portfolio (each an “Agreement,” and collectively, the “Agreements”), the Advisor acts as each Portfolio’s investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits its officers and employees to serve without compensation as trustees or officers of one or both funds if elected to such positions. To the extent permissible by law, the Advisor may appoint certain of its affiliates as subadvisors to perform certain of the Advisor’s duties.

The Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

In certain cases, the investments for a Portfolio are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that the Portfolios are likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolios can be expected to vary from those of these other mutual funds.

Certain investments may be appropriate for a Portfolio and also for other clients advised by the Advisor. Investment decisions for a portfolio and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Portfolio. Purchase and sale orders for a Portfolio may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to that Portfolio.

Each Portfolio is managed by a team of investment professionals who each play an important role in a Portfolio’s management process. Team members work together to develop investment strategies and select securities for a Portfolio. This team works for the Advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The Advisor or its affiliates believe(s) its team approach benefits Portfolio investors by bringing together many disciplines and leveraging its extensive resources. Team members with primary responsibility for management of each Portfolio, as well as team members who have other ongoing management responsibilities for each Portfolio, are identified in each Portfolio’s prospectus as of the date of the prospectus. Composition of the team may change over time, and Portfolio shareholders and investors will be notified of changes affecting individuals with primary Portfolio management responsibility.

The current Agreements for all Portfolios were last renewed by the Trustees on September 23, 2005. Each Agreement continues in effect until September 30, 2006 and from year to year thereafter only if its continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreements or interested persons of the Advisor or the Fund, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Fund’s Trustees or of a majority of the outstanding voting securities of the respective Portfolio. The Agreements may be

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terminated at any time without payment of penalty by either party on sixty days’ written notice and automatically terminate in the event of their assignment.

Under the Agreements, the Advisor or a subadvisor regularly provide the Portfolios with investment research, advice and supervision and furnishes continuously an investment program consistent with the investment objectives and policies of each Portfolio, and determines, for each Portfolio, what securities shall be purchased, what securities shall be held or sold, and what portion of a Portfolio’s assets shall be held uninvested, subject always to the provisions of the Fund’s Declaration of Trust and By-Laws, and of the 1940 Act and to a Portfolio’s investment objectives, policies and restrictions, and subject further to such policies and instructions as the Trustees may from time to time establish. The Advisor also advises and assists the officers of the Fund in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of the business of the Fund.

Under the Agreements, the Advisor also renders significant administrative services (not otherwise provided by third parties) necessary for each Portfolio’s operations as an open-end investment company including, but not limited to, preparing reports and notices to the Trustees and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to the Portfolios (such as the Portfolios’ transfer agent, pricing agents, custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of each Portfolio’s federal, state and local tax returns; preparing and filing the Fund’s federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value, monitoring the registration of shares of the Fund under applicable federal and state securities laws; maintaining each Portfolio’s books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of the Fund; assisting in the resolution of accounting and legal issues; establishing and monitoring each Portfolio’s operating budget; processing the payment of each Portfolio’s bills; assisting the Fund and the Portfolios in, and otherwise arranging for, the payment of distributions and dividends and otherwise assisting the Fund and the Portfolios in the conduct of their business, subject to the direction and control of the Trustees.

Pursuant to a sub-accounting and administrator agreement among the Advisor, DWS-SFAC and State Street Bank and Trust Company (“SSB”), the Advisor has delegated certain administrative functions to SSB under each Portfolio’s investment management agreement~~s~~. The costs and expenses of such delegation are borne by the Advisor, not by the Portfolios.

For its investment management services, the Advisor receives compensation monthly at the following annual rates from each Portfolio:

Portfolio	Fee Rate
DWS Blue Chip VIP	0.650%
DWS Core Fixed Income VIP	0.600%
DWS Government & Agency Securities VIP	0.550%
DWS High Income VIP	0.600%
DWS International Select Equity VIP	0.750%
DWS Large Cap Value VIP	0.750%
DWS Dreman Small Cap Value VIP	0.750%
DWS Strategic Income VIP	0.650%

DWS Dreman Financial Services VIP, DWS Mid Cap Growth VIP, DWS Dreman High Return Equity VIP and DWS Technology VIP each pay the Advisor a graduated investment management fee, based on the average daily net assets of a Portfolio, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio	Fee Rate
$0–$250 million	0.750%
next $750 million	0.720%
next $1.5 billion	0.700%
next $2.5 billion	0.680%
next $2.5 billion	0.650%
next $2.5 billion	0.640%

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next $2.5 billion	0.630%
Over $12.5 billion	0.620%

DWS Global Thematic VIP pays the Advisor a graduated investment management fee, based on the average daily net assets of the Portfolio, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio	Fee Rate
$0–$250 million	1.000%
next $500 million	0.950%
next $750 million	0.900%
next $1.5 billion	0.850%
Over $3 billion	0.800%

For the period January 1, 2004 through September 30, 2004, DWS Money Market VIP paid a monthly investment management fee at an annual rate of 0.50%, based on the average daily net assets of the portfolio. Effective October 1, 2004, DWS Money Market VIP pays the Advisor a graduated investment fee based on the average daily net assets of the Portfolio, computed and accrued daily and payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio	Fee Rate
$0–$215 million	0.500%
next $335 million	0.375%
next $250 million	0.300%
Over $800 million	0.250%

For the period from January 1, 2005 through May 1, 2005, DWS Small Cap Growth VIP paid a monthly investment management fee of 0.65%, based on the average daily net assets of the Portfolio. Effective May 2, 2005, DWS Small Cap Growth VIP pays a monthly investment management fee, based on the average daily net assets of the Portfolio, computed and accrued daily and payable monthly, at the annual rates shown below:

Average Daily Net Assets	Fee Rate
First $250 million	0.650%
Next $750 million	0.625%
Over $1 billion	0.600%

For the period from January 1, 2005 through May 1, 2005, DWS Balanced VIP paid a monthly investment management fee at an annual rate of 0.55%, based on the average daily net assets of the Portfolio. Effective May 2, 2005, DWS Balanced VIP pays a monthly investment management fee, based on the average daily net assets of the Portfolio, computed and accrued daily and payable monthly, at the annual rates shown below:

Average Daily Net Assets	Fee Rate
First $250 million	0.470%
Next $750 million	0.445%
Over $1 billion	0.410%

Effective November 15, 2004, DWS Mercury Large Cap Core VIP pays a monthly investment management fee, based on the average daily net assets of the Portfolio, computed and accrued daily and payable monthly, at the annual rates shown below:

Average Daily Net Assets	Fee Rate
First $250 million	0.900%
Next $250 million	0.850%
Next $500 million	0.800%
Next $1 billion	0.750%
Next $500 million	0.700%
Over $2.5 billion	0.650%

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Effective November 15, 2004, DWS Templeton Foreign Value VIP pays a monthly investment management fee, based on the average daily net assets of the Portfolio, computed and accrued daily and payable monthly, at the annual rates shown below:

Average Daily Net Assets	Fee Rate
First $250 million	0.950%
Next $250 million	0.900%
Next $500 million	0.850%
Next $1 billion	0.750%
Next $500 million	0.700%
Over $2.5 billion	0.650%

DWS Legg Mason Aggressive Growth VIP (through July 31, 2005) and DWS Turner Mid Cap Growth VIP (through September 30, 2005) each paid the Advisor a monthly investment management fee, based on the average daily net assets of each Portfolio, computed and accrued daily and payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio	Fee Rate
$0-$250 million	1.000%
Next $250 million	0.975%
Next $500 million	0.950%
Next $1.5 billion	0.925%
Over $2.5 billion	0.900%

Effective August 1, 2005, DWS Legg Mason Aggressive Growth VIP pays a monthly investment management fee, based on the average daily net assets of the Portfolio, computed and accrued daily and payable monthly, at the annual rates shown below:

Average Daily Net Assets	Fee Rate
First $250 million	0.800%
Next $500 million	0.775%
Next $750 million	0.750%
Over $1.5 billion	0.725%

Effective October 1, 2005, DWS Turner Mid Cap Growth VIP pays the Advisor a graduated investment management fee based on the average daily net assets of the Portfolio, computed and accrued daily and payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio	Fee Rate
First $250 million	0.800%
Next $250 million	0.785%
Next $500 million	0.770%
Over $1 billion	0.755%

Through May 1, 2005, DWS Janus Growth & Income VIP and DWS Janus Growth Opportunities VIP each pays a monthly investment management fee, based on the average daily net assets of each Portfolio, computed and accrued daily and payable monthly, at the annual rates shown below:

Average Daily Net Assets	Fee Rate
First $250 million	0.950%
Next $250 million	0.925%
Next $500 million	0.900%
Next $1.5 billion	0.875%
Over $2.5 billion	0.850%

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Effective May 1, 2005, DWS Janus Growth & Income VIP and DWS Janus Growth Opportunities VIP each pays a monthly investment management fee, based on the average daily net assets of each Portfolio, computed and accrued daily and payable monthly, at the annual rates shown below:

Average Daily Net Assets	Fee Rate
First $250 million	0.750%
Next $750 million	0.725%
Next $1.5 billion	0.700%
Over $2.5 billion	0.675%

DWS Davis Venture Value VIP pays the Advisor a graduated investment management fee based on the average daily net assets of the Portfolio, computed and accrued daily and payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio	Fee Rate
$0–$250 million	0.950%
next $250 million	0.925%
next $500 million	0.900%
next $1.5 billion	0.875%
Over $2.5 billion	0.850%

Through October 1, 2005, DWS Oak Strategic Equity VIP paid the Advisor a graduated investment management fee based on the average daily net assets of the Portfolio, computed and accrued daily and payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio	Fee Rate
$0–$250 million	0.950%
next $250 million	0.925%
next $500 million	0.900%
next $1.5 billion	0.875%
Over $2.5 billion	0.850%

Effective October 1, 2005, DWS Oak Strategic Equity VIP pays the Advisor a graduated investment management fee based on the average daily net assets of the Portfolio, computed and accrued daily and payable monthly, at the annual rates shown below:

Average Daily Net Assets	Fee Rate
First $250 million	0.750%
Next $250 million	0.735%
Next $500 million	0.720%
Over $1 billion	0.705%

DWS MFS Strategic Value VIP pays the Advisor a graduated investment management fee based on the average daily net assets of the Portfolio, computed and accrued daily and payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio	Fee Rate
$0–$250 million	0.950%
$250–$500 million	0.925%
$500 million–$1 billion	0.900%
$1 billion–$1.5 billion	0.825%
$1.5 billion–$2.5 billion	0.800%
Over $2.5 billion	0.775%

The investment management fees paid by each Portfolio for its last three fiscal years are shown in the table below:

Portfolio	Fiscal 2005	Fiscal 2004	Fiscal 2003
DWS Mid Cap Growth VIP(1)	$453,434	$433,852	$379,697
DWS Blue Chip VIP	$2,118,362	$1,814,765	$1,406,973
DWS Core Fixed Income VIP	$1,883,098	$1,589,597	$1,453,086

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(1)

For the year ended December 31, 2004, the Advisor agreed to limit its fees and reimburse expenses of each class of the DWS Mid Cap Growth VIP to the extent necessary to maintain the annual expenses of Class A at 0.95% and Class B at 1.35%. For the year ended December 31, 2004, the Advisor waived $42,450 of management fees. For the period from January 1, 2005 through September 30, 2005, the Advisor agreed to limit its fees and reimburse expenses of each class of DWS Mid Cap Growth VIP to the extent necessary to maintain the annual expenses of Class A at 0.95% and Class B at 1.35%. Effective October 1, 2005 through September 30, 2006, the Advisor agreed to limit its fees and reimburse expenses of DWS Mid Cap Growth VIP to the extent necessary to maintain the annual expenses of Class B at 1.308% (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and fund accounting outsourcing fee savings). Accordingly, for the year ended December 31, 2005, the Advisor waived $32,030 of management fees. In addition, for the year ended December 31, 2005, the Advisor waived $2,113 of record keeping fees for Class B shares of DWS Mid Cap Growth VIP.

(2)

For the period from January 1, 2005 through September 30, 2005, the Advisor agreed to limit its fees and reimburse expenses of each class of DWS Global Thematic VIP to the extent necessary to maintain the annual expenses of Class A at 1.56% and Class B at 1.96%. Effective October 1, 2005 through September 30, 2006, the Advisor agreed to limit its fees and reimburse expenses of DWS Global Thematic VIP to the extent necessary to maintain the annual expenses of Class A at 1.04% and Class B at 1.44% (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and fund accounting outsourcing fee savings). Accordingly, for the year ended December 31, 2005, the Advisor waived $112,367 of management fees. In addition, for the year ended December 31, 2005, the Advisor waived $1,700 of record keeping fees for Class B shares of DWS Global Thematic VIP.

(3)

For the year ended December 31, 2005, the Advisor agreed to limit its fees and reimburse expenses of each class of DWS Large Cap Value VIP to the extent necessary to maintain annual expenses of Class A at 0.80% and Class B at 1.20%. For the year ended December 31, 2005, the Advisor waived $12,690 of management fee and the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.75% of the portfolio’s average daily net assets. In addition, for the year ended December 31, 2005, the Advisor waived $536 of record keeping fees for Class B shares of the DWS Large Cap Value VIP.

(4)

Effective May 2, 2005 through April 30, 2008, the Advisor agreed to limit its fees and reimburse expenses of DWS Small Cap Growth VIP to the extent necessary to maintain the annual expense of Class A at 0.72% and

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Class B at 1.09% (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and fund accounting outsourcing fee savings). For the year ended December 31, 2005, the Advisor waived $9,538 of record keeping fees for Class B shares of the DWS Small Cap Growth VIP.

(5)

For the period from January 1, 2005, through September 30, 2005, the Advisor agreed to limit its fees and reimburse expenses of each class of the DWS Strategic Income VIP to the extent necessary to maintain the annual expenses of Class A at 1.05% and Class B at 1.30%. Effective October 1, 2005 through September 30, 2006, the Advisor agreed to limit its fees and reimburse expenses of DWS Strategic Income VIP to the extent necessary to maintain the annual expenses of Class B at 1.199% (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and fund accounting outsourcing fee savings). In addition, for the year ended December 31, 2005, the Advisor waived $5,796 of record keeping fees for Class B shares of the DWS Strategic Income VIP.

(6)

Effective May 2, 2005 through April 30, 2008, the Advisor agreed to limit its fees and reimburse expenses of DWS Balanced VIP to the extent necessary to maintain the annual expenses of Class A at 0.51% and Class B 0.89% (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and fund accounting outsourcing fee savings). Accordingly, for the year ended December 31, 2005, the Advisor waived $99,176 of management fee and the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.47% of the portfolio’s average daily net assets. In addition, for the year ended December 31, 2005, the Advisor waived $8,199 of record keeping fees for Class B shares of DWS Balanced VIP

(7)	Commenced operations on November 15, 2004

(8)

For the year ended December 31, 2004, the Advisor agreed to limit its fees and reimburse expenses of each class of the DWS Mercury Large Cap Core VIP to the extent necessary to maintain the annualized expenses of Class A at 1.00% and Class B at 1.20%. For the year ended December 31, 2004, the Advisor waived $1,398 of management fees. In addition, for the period ended December 31, 2004, the Advisor waived $26,726 of other expenses. For the period from January 1, 2005 through September 30, 2005, the Advisor agreed to limit its fees and reimburse expenses of each class of DWS Mercury Large Cap Core VIP to the extent necessary to maintain the annual expenses of Class A at 1.00% and Class B at 1.20%. Effective October 1, 2005 through September 30, 2006, the Advisor agreed to limit its fees and reimburse expenses of DWS Mercury Large Cap Core VIP to the extent necessary to maintain the annual expenses of Class A at 0.873% and Class B at 1.20% (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and fund accounting outsourcing fee savings). Accordingly, for the year ended December 31, 2005, the Advisor waived $26,156 of management fee. In addition, for the year ended December 31, 2005, the Advisor waived $1,954 of record keeping fees for Class B shares of the portfolio and $40,416 of other expenses.

(9)

For the year ended December 31, 2004, the Advisor agreed to limit its fees and reimburse expenses of each class of the DWS Templeton Foreign Value VIP to the extent necessary to maintain the annualized expenses of Class A at 1.14% and Class B at 1.34%. For the year ended December 31, 2004, the Advisor waived $6,260 of management fees. Accordingly, for the year ended December 31, 2004, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.00% of the Portfolio’s average daily net assets. In addition, for the period ended December 31, 2004, the Advisor waived $26,622 of other expenses. Effective October 1, 2005 through September 30, 2006, the Advisor agreed to limit its fees and reimburse expenses of each class of DWS Templeton Foreign Value VIP to the extent necessary to maintain the annual expenses of Class A at 1.14% and Class B at 1.34% (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and fund accounting outsourcing fee savings). For the year ended December 31, 2005, the Advisor waived $112,526 of management fees. In addition, for the year ended December 31, 2005, the Advisor waived $1,741 of record keeping fees for Class B shares of DWS Templeton Foreign Value VIP.

(10)

For the period from January 1, 2005 through September 30, 2005, the Advisor agreed to limit its fees and reimburse expenses of each class of DWS Davis Venture Value VIP to the extent necessary to maintain the annual expenses of Class A at 1.15% and Class B at 1.55%. Effective October 1, 2005 through September 30, 2006, the Advisor agreed to limit its fees and reimburse expenses of DWS Davis Venture Value VIP to the extent necessary to maintain the annual expenses of Class A at 0.853% and Class B at 1.003% (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, 12b-1 fees and fund accounting outsourcing fee savings). Accordingly, for the year ended December 31, 2005, the Advisor waived $187,410 of

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management fees. In addition, for the year ended December 31, 2005, the Advisor waived $7,238 of record keeping fees for Class B shares of DWS Davis Venture Value VIP.

(11)

For the year ended December 31, 2004, the Advisor agreed to limit its fees and reimburse expenses of each class of the DWS Legg Mason Aggressive Growth VIP to the extent necessary to maintain the annual expenses of Class A at 1.30% and Class B at 1.70%. For the year ended December 31, 2004, the Advisor waived $68,858 of management fees. For the period from January 1, 2005 to July 31, 2005, the Advisor agreed to limit its fees and reimburse expenses of each class of DWS Legg Mason Aggressive Growth VIP to the extent necessary to maintain the annual expenses of Class A at 1.30% and Class B at 1.70%. Effective August 1, 2005 through September 30, 2005, the Advisor agreed to limit its fees and reimburse expenses of DWS Legg Mason Aggressive Growth VIP to the extent necessary to maintain annual expenses of Class A at 1.10% and Class B at 1.50%. Effective October 1, 2005 through September 30, 2006, the Advisor agreed to limit its fees and reimburse expenses of DWS Legg Mason Aggressive Growth VIP to the extent necessary to maintain the annual expense of Class A at 0.908% and Class B at 1.058% (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, 12b-1 fees and fund accounting outsourcing fee savings). Accordingly, for the year ended December 31, 2005, the Advisor waived $119,238 of management fees.

(12)

For the period from January 1, 2005 through September 30, 2005, the Advisor agreed to limit the fees and reimburse each class of DWS Janus Growth & Income VIP to the extent necessary to maintain annual operating expenses of Class A at 1.15% and Class B at 1.55%. Effective May 2, 2005, through April 30, 2006, the Advisor agreed to limit the fees and reimburse expenses of the DWS Janus Growth & Income VIP to the extent necessary to maintain annual operating expenses of Class A at 0.95%. Effective May 2, 2005, through September 30, 2005, the Advisor agreed to limit the fees and reimburse expenses of DWS Janus Growth & Income VIP to the extent necessary to maintain annual operating expenses of Class B at 1.35%. Effective October 1, 2005 through September 30, 2006, the Advisor agreed to limit the fees and reimburse expenses of DWS Janus Growth & Income VIP to the extent necessary to maintain annual expenses of Class B at 1.003% (excluding certain expenses such as extraordinary expense, taxes, brokerage, interest, 12b-1 fees and fund accounting outsourcing fee savings). Accordingly, for the year ended December 31, 2005, the Advisor waived $6,113 of record keeping fees for Class B shares of the portfolio.

(13)

For the year ended December 31, 2004, the Advisor agreed to limit its fees and reimburse expenses of each class of the DWS MFS Strategic Value VIP to the extent necessary to maintain the annualized expenses of Class A at 1.15% and Class B at 1.55%. Accordingly, for the year ended December 31, 2004, the Advisor waived $89,208 of management fees. For the period from January 1, 2005, through September 30, 2005, the Advisor agreed to limit its fees and reimburse expenses of each class of DWS MFS Strategic Value VIP to the extent necessary to maintain the annual expenses of Class A at 1.15% and Class B at 1.55%. Effective October 1, 2005 through September 30, 2006, the Advisor agreed to limit it fees and reimburse expenses of DWS MFS Strategic Value VIP to the extent necessary to maintain the annual operating expense of Class A at 0.86% and Class B at 1.010%. (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, 12b-1 fees and fund accounting outsourcing fee savings). Accordingly, for year ended December 31, 2005, the Advisor waived $98,710 of management fees.

(14)

For the period from January 1, 2005 through September 30, 2005, the Advisor agreed to limit its fees and reimburse expenses of each class of DWS Oak Strategic Equity VIP to the extent necessary to maintain the annual expenses of Class A at 1.15% and Class B at 1.55%. Effective October 1, 2005 through September 30, 2006, the Advisor agreed to limit its fees and reimburse expenses of DWS Oak Strategic Equity VIP to the extent necessary to maintain the annual expenses of Class B at 1.051% (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, 12b-1 fees and fund accounting outsourcing fee savings). For the year ended December 31, 2005, the Advisor waived $7,449 of record keeping fees for Class B shares of DWS Oak Strategic Equity VIP.

(15)

For the period from January 1, 2005 through September 30, 2005, the Advisor agreed to limit its fees and reimburse expenses of each class of DWS Turner Mid Cap Growth VIP to the extent necessary to maintain the annual expenses of Class A at 1.30% and Class B at 1.70%. Effective October 1, 2005 through September 30, 2006, the Advisor agreed to limit its fees and reimburse expenses of DWS Turner Mid Cap Growth VIP to the extent necessary to maintain the annual expense of Class B at 1.087% (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, 12b-1 fees and fund accounting fee savings). For the year

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ended December 31, 2005, the Advisor waived $6,545 of record keeping fees for Class B shares of DWS Turner Mid Cap Growth VIP.

(16)

The Advisor agreed to limit its management fee to 0.85% for the Scudder Global Blue Chip Portfolio through April 30, 2003. Accordingly, for the year ended December 31, 2003 the Advisor waived $142,979 of management fee and the fees pursuant to the Management Agreement were equivalent to an annual effective rate of 0.70% for the Portfolio’s average daily net assets.

(17)

For the year ended December 31, 2003 the Advisor agreed to limit its fees and reimburse expenses of each class of the SVS INVESCO Dynamic Growth Portfolio to the extent necessary to maintain the annualized expenses of Class A at 1.30% and Class B at 1.55%. Effective May 1, 2003 the Advisor increased the expense limitation for Class B to 1.70%. For the year ended December 31, 2003 the Advisor waived $48,767 of management fees.

(18)

For the year ended December 31, 2003 the Advisor agreed to limit its fees and reimburse expenses of each class of the SVS MFS Strategic Value Portfolio to the extent necessary to maintain the annualized expenses of Class A at 1.15% and Class B at 1.40%. Effective May 1, 2003 the Advisor increased the expense limitation for Class B to 1.55%. Accordingly, for the year ended December 31, 2003 the Advisor waived $80,609 of management fee and the fees pursuant to the Management Agreement were equivalent to an annual effective rate of 0.17% of the Portfolio’s average daily net assets.

Subadvisor to DWS Core Fixed Income VIP. On December 1, 2005, Aberdeen Asset Management PLC (“Aberdeen PLC”) acquired from Deutsche Bank AG, parts of its asset management business and related assets based in London and Philadelphia.

Effective December 2, 2005, and pursuant to a written contract with the Advisor, Aberdeen Asset Management Inc. (“AAMI”) is the sub-advisor to the Portfolio (the “Aberdeen Subadvisory Agreement”). As subadvisor, AAMI, under the supervision of the Board of Trustees and the Advisor, makes the Portfolio’s investment decisions, buys and sells securities for the Portfolio and conducts the research that leads to these purchase and sale decisions. AAMI is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. AAMI provides a full range of international investment advisory services to institutional and retail clients. AAMI is a direct wholly-owned subsidiary of Aberdeen PLC, and a registered investment advisor under the Investment Advisers Act of 1940, as amended.

Under the terms of the Aberdeen Subadvisory Agreement, AAMI agrees, subject to the supervision and control of the Advisor and the Board, to manage the securities and assets of the Portfolio entrusted to it by the Advisor and in accordance with the Portfolio’s investment objective, policies and restrictions. AAMI is paid for its services by the Advisor, and not the Portfolio, from its fee as investment advisor to the Portfolio. As compensation for its services under the Aberdeen Subadvisory Agreement, the Advisor pays AAMI a fee at the annual rate of 0.38% of the average daily net assets of the Portfolio, computed daily and paid monthly.

The Aberdeen Subadvisory Agreement will have an initial term of two years (unless sooner terminated) and will remain in effect from year to year thereafter if approved annually (i) by the Board or by the vote of a “majority of the outstanding voting securities” of the Portfolio, and (ii) by a majority of the Independent Board Members who are not parties to the Agreement, cast in person at a meeting called for such purpose.

AAMI is obligated to pay all expenses (excluding brokerage costs, custodian fees, fees of independent registered public accounting firms or other expenses of the Portfolio to be borne by the Portfolio or the Trust in connection with the performance of its services). The Portfolio bears certain other expenses incurred in its operation. The services of AAMI are not deemed to be exclusive and nothing in the Aberdeen Subadvisory Agreement prevents AAMI or its affiliates from providing similar services to other investment companies and other clients (whether or not their investment objective and policies are similar to those of the Portfolio) or from engaging in other activities.

Under the Aberdeen Subadvisory Agreement, AAMI will be liable (i) if it causes the Portfolio to be in violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Prospectus or any written guidelines, policies or instructions provided in writing by the Board or the Advisor, and (ii) for its willful misfeasance, bad faith or gross negligence in the performance of its duties or its reckless disregard of its obligations and duties under the Aberdeen Subadvisory Agreement.

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The subadvisory fee paid by DeIM to AAMI for DWS Core Fixed Income VIP for the period December 2, 2005 to December 31, 2005 was $106,768.Subadvisor to DWS Davis Venture Value VIP. Davis Selected Advisors, L.P. (“DSA”), 2949 E. Elvira Road, Suite 101, Tucson, AZ 85706, is the subadvisor to DWS Davis Venture Value VIP. DSA has served as subadvisor to the Portfolio since its inception. DSA is a limited partnership, Davis Investments, LLC is the general partner; Christopher C. Davis is the managing member of Davis Investments, LLC.

Under the terms of the subadvisory agreement, DSA manages the investment and reinvestment of the Portfolio’s assets and will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request.

The subadvisory agreement provides that DSA will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the subadvisory agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of DSA in the performance of its duties or from reckless disregard by DSA of its obligations and duties under the subadvisory agreement.

The subadvisory agreement with DSA was last renewed on September 23, 2005 and will continue in effect from year to year, but only as long as such continuance is specifically approved at least annually (a) by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund, and (b) by a majority of the shareholders or the Board of Trustees of the Fund. The subadvisory agreement may be terminated at any time upon 60 days’ notice by DSA, by DeIM or by the Board of Trustees of the Fund or by majority vote of the outstanding shares of the Portfolio and will terminate automatically upon assignment or upon termination of the Portfolio’s investment management agreement.

The Advisor pays DSA for its services a subadvisory fee, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Subadvisory Fee Rate
$0–$100 million	0.50%
Next $400 million	0.45%
On amounts over $500 million	0.40%

The subadvisory fees paid by DeIM to DSA for DWS Davis Venture Value VIP for the past three fiscal years are as follows:

	2005	2004	2003
DWS Davis Venture Value VIP	$1,651,883	$1,347,251	$909,672

Subadvisor to DWS Dreman Financial Services VIP, DWS Dreman High Return Equity VIP and DWS Dreman Small Cap Value VIP. Dreman Value Management, L.L.C. (“DVM”), 520 East Cooper Avenue, Aspen, Colorado, is the subadvisor to DWS Dreman High Return Equity VIP, DWS Dreman Financial Services VIP and DWS Dreman Small Cap Value VIP. DVM is controlled by David N. Dreman. DVM serves as subadvisor pursuant to the terms of a subadvisory agreement between it and the Advisor for each Portfolio. DVM was formed in April 1997 and has served as subadvisor for DWS Dreman Financial Services VIP and DWS Dreman High Return Equity VIP since their inception and for DWS Dreman Small Cap Value VIP since January 18, 2002. DVM is controlled by David Dreman.

Under the terms of each subadvisory agreement, DVM manages the investment and reinvestment of each Portfolio’s assets and will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request.

Each subadvisory agreement provides that DVM will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the subadvisory agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of DVM in the performance of its duties or from reckless disregard by DVM of its obligations and duties under the subadvisory agreement.

The subadvisory agreement with DVM for DWS Dreman Small Cap Value VIP has an initial term ending June 30, 2007. Each subadvisory agreement was last renewed on September 23, 2005 and will continue in effect from year to year, but only as long as such continuance is specifically approved at least annually (a) by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund, and (b)

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by the shareholders or the Board of Trustees of the Fund. Each subadvisory agreement may be terminated at any time upon 60 days’ notice by the Advisor or by the Board of Trustees of the Fund or by majority vote of the outstanding shares of the Portfolio, and will terminate automatically upon assignment or upon termination of the Portfolio’s investment management agreement. DVM may terminate the subadvisory agreement upon 90 days’ notice to the Advisor.

Pursuant to separate subadvisory agreements dated April 8, 2002 and April 5, 2002, DVM receives a subadvisory fee of 1/12 of an annualized rate of 0.3375% of 1% of the average daily net assets for DWS Dreman Financial Services VIP and DWS Dreman High Return Equity VIP, respectively. Effective January 18, 2002, DVM also receives a subadvisory fee of 1/12 of an annualized rate of 0.375% of 1% of the average daily net assets for DWS Dreman Small Cap Value VIP. Fees paid to DVM for the last three fiscal years were as follows:

	2005	2004	2003
DWS Dreman Financial Services VIP	$502,180	$529,182	$376,743
DWS Dreman High Return Equity VIP	$2,946,412	$2,568,258	$1,800,568
DWS Dreman Small Cap Value VIP	$1,995,042	$1,568,583	$966,304

Subadvisor to DWS Janus Growth & Income VIP and DWS Janus Growth Opportunities VIP. Janus Capital Management LLC (“Janus Capital”) 151 Detroit Street, Denver, Colorado 80206-4928, is the subadvisor to DWS Janus Growth & Income VIP and DWS Janus Growth Opportunities VIP. Janus Capital is a direct subsidiary of Janus Capital Group Inc. Janus Capital began serving as investment advisor to Janus Fund in 1970 and currently serves as investment advisor to all of the Janus Funds, acts as subadvisor for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. Janus Capital has served as subadvisor to the Portfolios since their inception on October 29, 1999.

Under the terms of each subadvisory agreement, Janus Capital manages the investment and reinvestment of each Portfolio’s assets and will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request.

Each subadvisory agreement provides that Janus Capital will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the subadvisory agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Janus Capital in the performance of its duties or from reckless disregard by Janus Capital of its obligations and duties under the subadvisory agreement.

Each subadvisory agreement with Janus Capital was last renewed on September 23, 2005 and will continue in effect from year to year, but only as long as such continuance is specifically approved at least annually (a) by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund, and (b) by a majority of the shareholders or the Board of Trustees of the Fund. The subadvisory agreement may be terminated at any time upon 60 days’ notice by Janus Capital, by the Advisor or by the Board of Trustees of the Fund or by majority vote of the outstanding shares of the Portfolio, and will terminate automatically upon assignment or upon termination of the Portfolio’s investment management agreement.

The Advisor pays Janus Capital for its services a subadvisory fee, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolios	Annual Subadvisory Fee Rate
First $25 million	0.45%
Next $125 million	0.40%
Next $600 million	0.375%
Over $750 million	0.35%

The subadvisory fees paid by DeIM to Janus Capital for DWS Janus Growth & Income VIP and DWS Janus Growth Opportunities VIP for the past three fiscal years is as follows:

	2005	2004	2003
DWS Janus Growth & Income VIP	$569,033	$1,036,387	$936,074
DWS Janus Growth Opportunities VIP	$1,001,098	$696,528	$649,430

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Subadvisor to DWS Legg Mason Aggressive Growth VIP. Effective August 1, 2005, Salomon Brothers Asset Management Inc. (“SBAM”) is the subadvisor to the Portfolio, replacing INVESCO Institutional (N.A.) Inc. SBAM is a wholly owned subsidiary of Legg Mason, Inc. The portfolio was renamed DWS Legg Mason Aggressive Growth VIP on May 1, 2006. The Advisor pays SBAM for its services as subadvisor a subadvisory fee, payable monthly, at the annual rates shown below:

Average Daily Net Assets	Fee Rate
First $100 million	0.425%
Next $400 million	0.400%
Over $500 million	0.350%

The subadvisory agreement was last renewed on September 23, 2005 and will continue in effect from year to year, but only as long as such continuance is specifically approved at least annually (a) by a majority of the Trustees of the Fund who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Fund, and (b) by the shareholders or the Board of Trustees of the Fund. The subadvisory agreement may be terminated at any time upon 60 days’ written notice by the Advisor or by the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio, and will terminate automatically upon assignment or upon termination of the Portfolio’s investment management agreement.

The subadvisory fee paid by DeIM to SBAM for DWS Legg Mason Aggressive Growth VIP for the period August 1, 2005 to December 31, 2005 was $79,177.

Subadvisor to DWS Mercury Large Cap Core VIP. Fund Asset Management, L.P., doing business as Mercury Advisors, 800 Scudders Mill Road, Plainsboro, New Jersey 08536, a division of Merrill Lynch Investment Management (“MLIM”) is the Portfolio’s Subadvisor and is responsible for managing the Portfolio’s assets. The Advisor compensates MLIM out of the management fee it receives from the Portfolio.

The subadvisory agreement was last renewed on September 23, 2005 and will continue in effect from year to year, but only as long as such continuance is specifically approved at least annually (a) by a majority of the Trustees of the Fund who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Fund, and (b) by the shareholders or the Board of Trustees of the Fund. The subadvisory agreement may be terminated at any time upon 60 days’ written notice by the Advisor or by the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio, and will terminate automatically upon assignment or upon termination of the Portfolio’s investment management agreement. As of December 31, 2005, MLIM and its affiliates manage over $ billion in client assets worldwide.

DeIM pays a fee to MLIM for serving as subadvisor to the Portfolio as shown below:

Average Daily Net Assets of the Portfolio	Annualized Rate
On the first $50 million	0.470%
On the next $200 million	0.440%
On the next $250 million	0.400%
On the next $500 million	0.350%
On the next $1.5 billion	0.325%
Over $2.5 billion	0.300%

The subadvisory fees paid by DeIM to MLIM for DWS Mercury Large Cap Core VIP for the past two fiscal years are as follows:

	2005	2004
DWS Mercury Large Cap Core VIP	$13,718	$737

Subadvisor to DWS MFS Strategic Value VIP. Massachusetts Financial Services Company (“MFS”), 500 Boylston Street, Boston, Massachusetts 02116, is the subadvisor to DWS MFS Strategic Value VIP. MFS is controlled by Sun Life of Canada (US) Financial Services Holdings, Inc. MFS has served as the subadvisor to the Portfolio since its inception.

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Under the terms of the subadvisory agreement, MFS manages the investment and reinvestment of the Portfolio’s assets and will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request.

The subadvisory agreement provides that MFS will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the subadvisory agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of MFS in the performance of its duties or from reckless disregard by MFS of its obligations and duties under the subadvisory agreement.

The subadvisory agreement with MFS was last renewed on September 23, 2005 and will continue in effect from year to year, but only as long as such continuance is specifically approved at least annually (a) by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund, and (b) by a majority of the shareholders or the Board of Trustees of the Fund. The subadvisory agreement may be terminated at any time upon 60 days’ notice by MFS, by the Advisor or by the Board of Trustees of the Fund or by majority vote of the outstanding shares of the Portfolio and will terminate automatically upon assignment or upon termination of the Portfolio’s investment management agreement.

The Advisor pays MFS for its services a subadvisory fee, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Subadvisory Fee Rate
On the first $100 million	0.475%
On the next $150 million	0.425%
On the next $250 million	0.375%
On the next $500 million	0.350%
On the next $500 million	0.275%
Over $1.5 billion	0.250%

The subadvisory fee paid by DeIM to MFS for DWS MFS Strategic Value VIP for the past three fiscal years is as follows:

	2005	2004	2003
DWS MFS Strategic Value VIP	$237,524	$157,472	$49,179

Subadvisor to DWS Oak Strategic Equity VIP. Oak Associates, Ltd. (“Oak”), 3875 Embassy Parkway, Suite 250, Akron, OH 44333, is the subadvisor to DWS Oak Strategic Equity VIP. Oak has served as subadvisor to the Portfolio since its inception on May 1, 2001.

Under the terms of the subadvisory agreement, Oak manages the investment and reinvestment of the Portfolio’s assets and will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request.

The subadvisory agreement provides that Oak will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the subadvisory agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Oak in the performance of its duties or from reckless disregard by Oak of its obligations and duties under the subadvisory agreement.

The subadvisory agreement with Oak was last renewed on September 23, 2005 and will continue in effect from year to year, but only as long as such continuance is specifically approved at least annually (a) by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund, and (b) by a majority of the shareholders or the Board of Trustees of the Fund. The subadvisory agreement may be terminated at any time upon 60 days’ notice by Oak, by DeIM or by the Board of Trustees of the Fund or by majority vote of the outstanding shares of the Portfolio and will terminate automatically upon assignment or upon termination of the Portfolio’s investment management agreement.

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The Advisor pays Oak for its services a subadvisory fee, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Subadvisory Fee Rate
On all assets	0.300%

The subadvisory fees paid by DeIM to Oak for DWS Oak Strategic Equity VIP for the past three fiscal years are as follows:

	2005	2004	2003
DWS Oak Strategic Equity VIP	$239,046	$269,807	$179,780

Subadvisor to DWS Templeton Foreign Value VIP. Templeton Investment Counsel LLC (“Templeton”), 500 East Broward Boulevard, Suite 2100, Fort Lauderdale, FL, is the subadvisor for the Portfolio and is responsible for managing the Portfolio’s assets. Templeton is an indirect, wholly owned subsidiary of Franklin Resources, Inc. The Advisor compensates Templeton out of the management fee it receives from the Portfolio. Templeton is an indirect, wholly owned subsidiary of Franklin Resources, Inc. (“Resources”), a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson are the principal shareholders of Resources.

The Templeton organization has been investing globally since 1940. Templeton and its affiliates have offices in Argentina, Australia, Bahamas, Belgium, Brazil, Canada, China, France, Germany, Holland (The Netherlands), Hong Kong, India, Ireland, Italy, Japan, Luxembourg, Poland, Russia, Singapore, South Korea, Spain, Sweden, Switzerland, Taiwan, Turkey, United Kingdom, United Arab Emirates and the United States.

Templeton and its affiliates manage numerous other investment companies and accounts. Templeton may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by it on behalf of the Portfolio. Similarly, with respect to the Portfolio, Templeton is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that Templeton or access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund or account. Templeton is not obligated to refrain from investing in securities held by the Portfolio or other funds or accounts it manages. Because Templeton is a subsidiary of a financial holding company (FHC) under the Gramm-Leach-Bliley Act of 1999, federal regulations applicable to FHCs may limit or restrict the Portfolio’s ability to acquire or hold a position in a given security when it might otherwise be advantageous for the Portfolio to acquire or hold that security.

The subadvisory agreement was last renewed on September 23, 2005 and will continue in effect from year to year, but only as long as such continuance is specifically approved at least annually (a) by a majority of the Trustees of the Fund who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Fund, and (b) by the shareholders or the Board of Trustees of the Fund. The subadvisory agreement may be terminated at any time upon 60 days’ written notice by the Advisor or by the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio, and will terminate automatically upon assignment or upon termination of the Portfolio’s investment management agreement.

DeIM pays a fee to Templeton for serving as subadvisor to the Portfolio as shown below:

Average Daily Net Assets	Annualized Rate
On the first $50 million	0.625%
On the next $150 million	0.465%
On the next $300 million	0.375%
Over $500 million	0.350%

The subadvisory fees paid by DeIM to Templeton for DWS Templeton Foreign Value VIP for the past two fiscal years are as follows:

	2005	2004
DWS Templeton Foreign Value VIP	$74,309	$4,131

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Subadvisor to DWS Turner Mid Cap Growth VIP. Turner Investment Partners, Inc. (“TIP”), 1235 Westlakes Drive, Suite 350, Berwyn, PA 19312, is the subadvisor to DWS Turner Mid Cap Growth VIP. TIP is controlled by Robert E. Turner and Mark D. Turner. TIP has served as subadvisor to the Portfolio since its inception on May 1, 2001.

Under the terms of the subadvisory agreement, TIP manages the investment and reinvestment of the Portfolio’s assets and will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request.

The subadvisory agreement provides that TIP will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the subadvisory agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of TIP in the performance of its duties or from reckless disregard by TIP of its obligations and duties under the subadvisory agreement.

The subadvisory agreement with TIP was last renewed on September 23, 2005 and will continue in effect from year to year, but only as long as such continuance is specifically approved at least annually (a) by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund, and (b) by a majority of the shareholders or the Board of Trustees of the Fund. The subadvisory agreement may be terminated at any time upon 60 days’ notice by TIP, by the Advisor or by the Board of Trustees of the Fund or by majority vote of the outstanding shares of the Portfolio and will terminate automatically upon assignment or upon termination of the Portfolio’s investment management agreement.

The Advisor pays TIP for its services a subadvisory fee, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Subadvisory Fee Rate
$0–$50 million	0.550%
Next $250 million	0.525%
On amounts over $250 million	0.500%

The subadvisory fees paid by DeIM to TIP for DWS Turner Mid Cap Growth VIP for the past three fiscal years are as follows:

	2005	2004	2003
DWS Turner Mid Cap Growth VIP	$725,709	$693,454	$465,545

PORTFOLIO TRANSACTIONS

The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage. With respect to those portfolios for which a sub-investment advisor manages the portfolio’s investments, references in this section to the “Advisor” should be read to mean a “subadvisor” unless specifically noted.

The policy of the Advisor in placing orders for the purchase and sale of securities for the portfolios is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer’s ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer’s knowledge of the market and the security; the broker-dealer’s ability to maintain confidentiality; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the funds to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed, and makes internal and external comparisons.

Commission rates on transactions in equity securities on U.S. securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and other over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and other over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money

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market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the portfolios to their customers. However, the Advisor does not consider sales of shares of the portfolios as a factor in the selection of broker-dealers to execute portfolio transactions for the Portfolios and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the portfolios as a factor in the selection of broker-dealers to execute portfolio transactions for the portfolios.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), when placing portfolio transactions for a portfolio, to cause the portfolio to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services. The Advisor, however, does not as a matter of policy execute transactions with broker-dealers for a portfolio in order to obtain research from such broker-dealers that is prepared by third parties (i.e., “third party research”). However, the Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, obtain proprietary research prepared by the executing broker-dealer in connection with a transaction or transactions through that broker-dealer (i.e., “proprietary research”). Consistent with the Advisor’s policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of proprietary research in selecting the broker-dealer to execute the trade. Proprietary research provided by broker-dealers may include, but is not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis, and measurement and analysis of corporate responsibility issues. Proprietary research is typically received in the form of written reports, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and associated hardware, and meetings arranged with corporate and industry representatives.

In reliance on Section 28(e) of the 1934 Act, the Advisor may obtain from broker-dealers brokerage services in the form of software and/or hardware that is used in connection with executing trades. Typically, this computer software and/or hardware is used by the Advisor to facilitate trading activity with those broker-dealers.

Proprietary research and brokerage services received from a broker-dealer chosen to execute a particular trade may be useful to the Advisor in providing services to clients other than the fund making the trade, and not all such information is used by the Advisor in connection with such portfolio. Conversely, such information provided to the Advisor by broker-dealers through which other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to a portfolio.

The Advisor will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services, whether proprietary or third party.

Investment decisions for each portfolio and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a portfolio with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by the portfolio, or on the size of the position obtained or disposed of for the portfolio, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the portfolio.

Deutsche Bank AG or one of its affiliates (or in the case of a sub-adviser, the sub-adviser or one of its affiliates) may act as a broker for the portfolios and receive brokerage commissions or other transaction-related compensation from the portfolios in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the Fund’s Board, including a majority of the Independent Trustees, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the portfolio a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

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DWS Mid Cap Growth VIP: The Portfolio is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2005, the Portfolio held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of December 31, 2005 (in thousands)
Affiliated Managers Group, Inc.	$1,789
Legg Mason, Inc.	$1,296

DWS Blue Chip VIP: The Portfolio is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2005, the Portfolio held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of December 31, 2005 (in thousands)
Citigroup	$11,676
Wells Fargo & Co.	$7,439
US Bancorp	$5,601
General Electric Capital Corp.	$4,833
Goldman Sachs	$4,317
Mellon Financial Corp.	$3,089
PNC Financial Services Group	$2,399
KeyCorp.	$1,818
Morgan Stanley	$1,600
Franklin Resources, Inc.	$1,006

DWS Core Fixed Income VIP: The Portfolio is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2005, the Portfolio held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of December 31, 2005 (in thousands)
Merrill Lynch & Co.	$4,367
Amsouth Bancorp	$4,049
HSBC Bank USA	$1,185
Goldman Sachs	$372
BNP Paribas	$291

DWS Global Thematic VIP: The Portfolio is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2005, the Portfolio held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of December 31, 2005 (in thousands)
Goldman Sachs	$1,453
Julius Baer International, Ltd.	$1,136
Skandinaviska Enskilda Banken AB	$1,066
Citigroup	$953
Societe Generale	$716
DBS Group Holdings, Ltd.	$655
Bangkok Bank	$627
Credit Suisse Group	$612
Yuan Ta Core Pacific	$523

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ABN Amro Holdings NV	$516
Erste Bank Der Oesterreichischen Sparkassen	$366
Sinopac Financial Holdings	$303

DWS Government & Agency Securities VIP: The Portfolio is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2005, the Portfolio did not hold any securities of its regular brokers or dealers.

DWS High Income VIP: The Portfolio is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2005, the Portfolio held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of December 31, 2005 (in thousands)
Americredit Corp.	$3,563
Doral Financial Corp.	$2,270

DWS International Select Equity VIP: The Portfolio is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2005, the Portfolio held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of December 31, 2005 (in thousands)
BNP Paribas	$6,940
Credit Suisse Group	$6,270
Banca Intesa Spa	$6,171
Allianz AG	$5,856
Australia & New Zealand Banking Group, Plc.	$3,406
Macquaire Bank Ltd.	$3,382

DWS Large Cap Value VIP: The Portfolio is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2005, the Portfolio held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of December 31, 2005 (in thousands)
Amsouth Bancorp	$4,049
Bear Stearns & Co.	$3,154
PNC Financial Services Group, Inc.	$3,432
Suntrust Banks, Inc.	$2,350
Wachovia Corp.	$7,189
Wells Fargo & Co.	$7,087
JP Morgan Chase & Co.	$8,248
Morgan Stanley	$3,331
US Bancorp	$2,974
Bank of America	$9,480

DWS Money Market VIP: The Portfolio is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2005, the Portfolio held the following securities of its regular brokers or dealers:

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Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of December 31, 2005 (in thousands)
BNP Paribas	$3,000
Canadia Imperial Bank	$6,004
Unicredito Italiano SpA	$3,000
HBOS Plc	$3,000

DWS Small Cap Growth VIP: The Portfolio is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2005, the Portfolio held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of December 31, 2005 (in thousands)
Wintrust Financial Corp.	$5,589

DWS Strategic Income VIP: The Portfolio is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2005, the Portfolio held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of December 31, 2005 (in thousands)
Americredit Corp.	$358

DWS Technology VIP: The Portfolio is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2005, the Portfolio did not hold any securities of its regular brokers or dealers.

DWS Balanced VIP: The Portfolio is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2005, the Portfolio held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of December 31, 2005 (in thousands)
General Electric Capital Corp.	$9,865
Bank of America Corp.	$9,652
JP Morgan Chase	$8,193
Citigroup	$8,129
Wells Fargo & Co.	$7,710
Wachovia Securities	$6,048
Bear Stearns	$4,701
American International Group	$4,126
Merrill Lynch	$3,389
Goldman Sachs	$2,689
Amsouth Bancorp	$2,348
PNC Financial Services Group	$2,164
HSBC Bank USA	$1,173
Americredit Corp.	$558
Piper Jaffray	$501
Oriental Finance Group, Inc.	$388
Fremont General Corp.	$374
Doral Financial Corp.	$365
WSFS Financial	$233

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Hanmi Financial Corp.	$196
BNP Paribas	$150
Pacific Capital Bancorp	$114

DWS Mercury Large Cap Core VIP: The Portfolio is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2005, the Portfolio did not hold any securities of its regular brokers or dealers.

DWS Templeton Foreign Value VIP: The Portfolio is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2005, the Portfolio did not hold any securities of its regular brokers or dealers.

DWS Davis Venture Value VIP: The Portfolio is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2005, the Portfolio held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of December 31, 2005 (in thousands)
JPMorgan Chase & Co.	$15,256
HSBC Holdings Plc	$11,927
Wells Fargo & Co.	$9,399
Citigroup	$9,240
H&R Block, Inc.	$5,696
Fifth Third Bancorp	$2,825
Marsh & McLennan Co., Inc.	$2,693
Lloyds TSB Group PCL	$2,565
Lehman Brothers Holdings, Inc.	$2,563
Morgan Stanley	$2,468
Principal Financial Group, Inc.	$1,271
State Street Corp.	$743

DWS Dreman Financial Services VIP: The Portfolio is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2005, the Portfolio held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of December 31, 2005 (in thousands)
Morgan Stanley	$5,588
KeyCorp	$4,572
Mellon Financial Corp.	$3,264
PNC Financial Services Group	$2,927
National City Corp.	$2,294
Regions Financial Corp.	$2,018
Bear Stearns	$1,980
Marshall & Isley Corp.	$1,915
Fifth Third Bancorp	$1,663

DWS Dreman High Return Equity VIP: The Portfolio is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2005, the Portfolio held the following securities of its regular brokers or dealers:

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Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of December 31, 2005 (in thousands)
Bank of America Corp.	$24,074
PNC Financial Services Group, Inc.	$10,468
US Bancorp	$7,942
Wachovia Corp.	$7,400
General Electric Capital Corp.	$7,338
Citigroup	$6,532
JPMorgan Chase & Co.	$5,273
Piper Jaffray & Co.	$43

DWS Dreman Small Cap Value VIP: The Portfolio is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2005, the Portfolio held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of December 31, 2005 (in thousands)
BankAtlantic Bancorp	$1,274

DWS Legg Mason Aggressive Growth VIP: The Portfolio is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2005, the Portfolio held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of December 31, 2005 (in thousands)
Lehman Brothers Holdings, Inc.	$2,563
Merrill Lynch	$1,523
Nasdaq 100	$990

DWS Janus Growth & Income VIP: The Portfolio is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2005, the Portfolio held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of December 31, 2005 (in thousands)
Citigroup	$7,751
Goldman Sachs	$4,983
General Electric Capital Corp.	$4,746
JPMorgan Chase & Co.	$4,458
Lehman Brothers Holdings, Inc.	$3,484
US Bancorp	$3,105
Merrill Lynch	$2,819
Morgan Stanley	$1,796

DWS Janus Growth Opportunities VIP: The Portfolio is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2005, the Portfolio held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of December 31, 2005 (in thousands)
General Electric Capital Corp.	$9,399
Morgan Stanley	$1,913

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DWS MFS Strategic Value VIP: The Portfolio is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2005, the Portfolio held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of December 31, 2005 (in thousands)
JPMorgan Chase & Co.	$2,736
PNC Financial Services Group, Inc.	$2,557
Bank of America Corp.	$2,444
Mellon Financial	$2,066
Merrill Lynch	$1,242

DWS Oak Strategic Equity VIP: The Portfolio is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2005, the Portfolio held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of December 31, 2005 (in thousands)
Charles Schwab & Co.	$4,920
Citigroup	$3,193

DWS Turner Mid Cap Growth VIP: The Portfolio is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2005, the Portfolio held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of December 31, 2005 (in thousands)
T. Rowe Price Group, Inc.	$2,181
Chicago Mercantile Exchange Holdings	$1,871
Affiliated Managers Group, Inc.	$1,762
Mellon Financial Corp.	$1,716
Ameritrade Holding Corp.	$1,576

The table below shows total brokerage commissions paid by each Portfolio for the last three fiscal years, as applicable.

Portfolio	Fiscal 2005	Fiscal 2004	Fiscal 2003
DWS Mid Cap Growth VIP	$138,639	$144,175	$129,184
DWS Blue Chip VIP	7,140,407	$437,994	$365,208
DWS Core Fixed Income VIP	$0	$0	$0
DWS Global Thematic VIP	$260,871	$149,399	$97,252
DWS Government & Agency Securities VIP	$8,678	$0	$0
DWS High Income VIP	$0	$0	$0
DWS International Select Equity VIP	$633,618	$553,166	$461,119
DWS Large Cap Value VIP	$377,944	$270,524	$362,438
DWS Money Market VIP	$0	$0	$0
DWS Small Cap Growth VIP	$821,102	$937,527	$982,755
DWS Strategic Income VIP	$11,767	$0	$0
DWS Technology VIP	$1,109,118	$982,299	$591,677
DWS Balanced VIP	$559,360	$259,205	$139,867
DSW Mercury Large Cap Core VIP(1)	$2,210	$891	N/A
DWS Templeton Foreign Value VIP(1)	$12,934	$2,724	N/A
DWS Davis Venture Value VIP	$82,063	$72,280	$52,683
DWS Dreman Financial Services VIP	$73,272	$27,369	$39,552
DWS Dreman High Return Equity VIP	$164,905	$182,508	$339,487

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DWS Dreman Small Cap Value VIP	$1,430,062	$1,449,022	$1,129,408
DWS Legg Mason Aggressive Growth VIP	$89,152	$118,590	$113,346
DWS Janus Growth & Income VIP	$123,775	$211,249	$176,783
DWS Janus Growth Opportunities VIP	$117,702	$163,724	$161,639
DWS MFS Strategic Value VIP	$104,259	$88,774	$28,139
DWS Oak Strategic Equity VIP	$55,659	$113,050	$48,753
DWS Turner Mid Cap Growth VIP	$379,027	$741,896	$1,123,591

(1)	Commenced operations on November 15, 2004.

In addition, for the fiscal year ended December 31, 2005:

Portfolio	Percentage of Commissions Paid to Affiliated Brokers	Percentage of Transactions Involving Commissions Paid to Affiliated Brokers	Dollar Amount of Commissions Paid to Brokers for Research Services
DWS Mid Cap Growth VIP	0%	0%	$0
DWS Blue Chip VIP	0	0	$0
DWS Large Cap Value VIP	0	0	$0
DWS Core Fixed Income VIP	0	0	$0
DWS Global Thematic VIP	0	0	$0
DWS Government & Agency Securities VIP	0	0	$0
DWS High Income VIP	0	0	$0
DWS International Select Equity VIP	0	0	$0
DWS Money Market VIP	0	0	$0
DWS Small Cap Growth VIP	0	0	$0
DWS Strategic Income VIP	0	0	$0
DWS Technology VIP	0	0	$0
DWS Balanced VIP	0	0	$0
DWS Mercury Large Cap Core VIP	0	0	$0
DWS Templeton Foreign Value VIP	0	0	$0
DWS Davis Venture Value VIP	0	0	$0
DWS Dreman Financial Services VIP	0	0	$0
DWS Dreman High Return Equity VIP	0	0	$0
DWS Dreman Small Cap Value VIP	0	0	$0
DWS Legg Mason Aggressive Growth VIP	0	0	$0
DWS Janus Growth & Income VIP	0	0	$0
DWS Janus Growth Opportunities VIP	0	0	$0
DWS MFS Strategic Value VIP	0	0	$0
DWS Oak Strategic Equity VIP	0	0	$0
DWS Turner Mid Cap Growth VIP	0	0	$0

Codes of Ethics. The Fund, Advisor and subadvisors, and principal underwriter have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Board members, officers of the Fund and employees of the Advisor or Subadvisors, and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Portfolios, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor’s Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Portfolios. Among other things, the Advisor’s Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, imposes holding periods (generally 30 days) on most transactions and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Exceptions to these and other provisions of the Advisor’s Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

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Compensation of Portfolio Managers Advised by the Advisor or its Affiliates. For all portfolio managers, except those listed below in “For certain senior investment professionals managing the following portfolios: DWS High Income VIP, DWS Strategic Income VIP and DWS Balanced VIP.” The Portfolios have been advised that the Advisor seeks to offer its investment professionals competitive short-term and long-term compensation. Portfolio managers and research professionals are paid (i) fixed base salaries, which are linked to job function, responsibilities and financial services industry peer comparison and (ii) variable compensation, which is linked to investment performance, individual contributions to the team and DWS Scudder’s and Deutsche Bank’s financial results. Variable compensation may include a cash bonus incentive and participation in a variety of long-term equity programs (usually in the form of Deutsche Bank equity).

Bonus and long-term incentives comprise a greater proportion of total compensation as an investment professional’s seniority and compensation levels increase. Top performing investment professionals earn a total compensation package that is highly competitive, including a bonus that is a multiple of their base salary. The amount of equity awarded under the long-term equity programs is generally based on the individual’s total compensation package and may comprise from 0%-40% of the total compensation award. As incentive compensation increases, the percentage of compensation awarded in Deutsche Bank equity also increases. Certain senior investment professionals may be subject to a mandatory diverting of a portion of their equity compensation into proprietary mutual funds that they manage.

To evaluate its investment professionals, the Advisor uses a Performance Management Process. Objectives evaluated by the process are related to investment performance and generally take into account peer group and benchmark related data. The ultimate goal of this process is to link the performance of investment professionals with client investment objectives and to deliver investment performance that meets or exceeds clients’ risk and return objectives. When determining total compensation, the Advisor considers a number of quantitative and qualitative factors such as:

•

DWS Scudder’s performance and the performance of Deutsche Asset Management; quantitative measures which include 1, 3 and 5 year pre-tax returns versus benchmark (such as the benchmark used in the prospectus) and appropriate peer group, taking into consideration risk targets. Additionally, the portfolio manager’s retail/institutional asset mix is weighted, as appropriate for evaluation purposes.

•

Qualitative measures include adherence to the investment process and individual contributions to the process, among other things. In addition, the Advisor assesses compliance, risk management and teamwork skills.

•

Other factors, including contributions made to the investment team as well as adherence to compliance, risk management, and “living the values” of the Advisor, are part of a discretionary component which gives management the ability to reward these behaviors on a subjective basis through bonus incentives.

In addition, the Advisor analyzes competitive compensation levels through the use of extensive market data surveys. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine overall compensation to promote good sustained investment performance.

For certain senior investment professionals managing the following portfolios: DWS High Income VIP, DWS Strategic Income VIP and DWS Balanced VIP. These portfolios have been advised that the Advisor seeks to offer its investment professionals competitive short-term and long-term compensation. Portfolio managers and research professionals are paid (i) base salaries, which are linked to job function, responsibilities and financial services industry peer comparison and (ii) variable compensation. Variable compensation consists of a compensation pool that is determined based on revenues generated by the funds they manage, which are generally impacted by overall investment performance. The compensation pool is shared equally among those senior investment professionals. The compensation structure for these investment professionals is dependent on, among other things, their continuing obligation to fulfill their fiduciary responsibilities to their clients and to “live the values” of the Advisor through adherence to the Advisor’s compliance policies and procedures. This compensation structure creates an incentive to maximize the size of the funds. However, the Advisor has in place controls designed to maintain disciplined growth of the products managed by this team within the capacity constraints of the investment process. The Advisor believes that this compensation structure has been a positive incentive to this team and has contributed to the development of a strong team culture and a risk managed, consistent investment approach that has benefited portfolio shareholders over time.

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Portfolio Ownership of Portfolio Managers. For Portfolios managed by the Advisor the following table shows the dollar range of shares owned beneficially and of record by each member of the Portfolios’ management team (except DWS Money Market VIP) in the applicable Portfolio as well as in all DWS Funds as a group (i.e. those funds/portfolios advised by Deutsche Asset Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of the Portfolios’ most recent fiscal year end.

Name of Portfolio	Name of Portfolio Manager	Dollar Range of Portfolio Shares Owned	Dollar Range of All DWS Fund Shares Owned
Balanced	Andrew Cestone	$0(1)	Over $1,000,000
	William Chepolis	$0	$500,001-$1,000,000
	Inna Okounkova	$0	$100,001-$500,000
	Thomas F. Sassi	$0	$100,001-$500,000
	Julie VanCleave	$0	Over $1,000,000
	Robert Wang	$0	$500,001-$1,000,000

Blue Chip	Julie Abbett	$0	Over $1,000,000
	Robert Wang	$0	$500,001-$1,000,000
	Jin Chen	$0	$50,001-$100,000

Global Thematic	Steve M. Wreford	$0	$100,001-$500,000
	Oliver Kratz	$0	$100,001-$500,000

Government & Agency Securities	William Chepolis	$0(2)	$500,001-$1,000,000

High Income	Andrew P. Cestone	$0	Over $1,000,000

International Select Equity	Matthias Knerr	$0(3)	$100,001-$500,000

Large Cap Value	Thomas F. Sassi	$0	$100,001-$500,000
	Steve Scrudato	$0	$100,001-$500,000

Mid Cap Growth	Robert S. Janis	$0	$100,001-$500,000

Small Cap Growth	Robert S. Janis	$0	$100,001-$500,000

Strategic Income	Andrew P. Cestone	$0	Over $1,000,000
	William Chepolis	$0	$100,001-$500,000
	Robert Wang	$0	$500,001-$1,000,000

Technology	Brian S. Peters	$0	$50,001-$100,000
	Kelly P. Davis	$0	$10,001-$50,000

(1)

Although the Portfolio Manager does not have an investment in this variable annuity portfolio, the Portfolio Manager does hold over $1,000,000 in DWS Balanced Fund, the retail mutual fund that has the same investment strategy. This investment is included in the “Dollar Range of All DWS Fund Shares Owned.”

(2)

Although the Portfolio Manager does not have an investment in this variable annuity portfolio, the Portfolio Manager does hold $10,001-$50,000 in DWS Government & Agency Securities Fund, the retail mutual fund that has the same investment strategy. This investment is included in the “Dollar Range of All DWS Fund Shares Owned.”

(3)

Although the Portfolio Manager does not have an investment in this variable annuity portfolio, the Portfolio Manager does hold $100,001-$500,000 in DWS International Select Equity Fund, the retail mutual fund that has the same investment strategy. This investment is included in the “Dollar Range of All DWS Fund Shares Owned.”

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Conflicts of Interest. In addition to managing the assets of the Portfolios, the portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for each portfolio manager of Portfolios managed by the Advisor, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. The tables also show the number of performance-based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Portfolios’ most recent fiscal year end.

Other SEC Registered Investment Companies Managed:

Name of Portfolio	Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Balanced	Andrew Cestone	11	$8,374,560,023	0	$0
	William Chepolis	15	$11,570,769,898	0	$0
	Inna Okounkova	10	$3,419,031,192	0	$0
	Thomas F. Sassi	2	$2,264,837,207	0	$0
	Robert Wang	25	$5,874,984,861	0	$0

Blue Chip	Julie Abbett	3	$1,140,738,858	0	$0
	Robert Wang	8	$2,804,960,996	0	$0
	Jin Chen	3	$1,140,738,858

Global Thematic	Oliver Kratz	4	$2,705,843,043	0	$0

Government & Agency Securities	William Chepolis	15	$11,967,686,276	0	$0

High Income	Andrew P. Cestone	25	$2,145,940,881	0	$0

International Select Equity	Matthias Knerr	4	$2,986,050,395	0	$0

Large Cap Value	Thomas F. Sassi	3	$2,959,377,897	0	$0
	Steve Scrudato	2	$2,103,161,241	0	$0
Mid Cap Growth	Robert S. Janis	4	$2,241,029,312	0	$0

Small Cap Growth	Robert S. Janis	4	$2,023,272,795	0	$0

Strategic Income	Andrew P. Cestone	25	$4,656,345,231	0	$0
	William Chepolis	25	$5,985,516,164	0	$0
	Robert Wang	31	$3,393,242,507	0	$0

Technology	Brian S. Peters	1	$1,326,713,349	0	$0
	Kelly P. Davis	1	$1,326,713,349	0	$0

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Other Pooled Investment Vehicles Managed:

Name of Portfolio	Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Balanced	Andrew Cestone	0	$0	0	$0
	William Chepolis	0	$0	0	$0
	Inna Okounkova	5	$144,851,864	0	$0
	Thomas F. Sassi	2	$22,289,373	0	$0
	Julie VanCleave	0	$0	0	$0
	Robert Wang	26	$216,836,429	0	$0

Blue Chip	Julie Abbett	7	$104,323,096	0	$0
	Robert Wang	35	$6,041,714,812	0	$0
	Jin Chen	7	$104,323,096

Global Thematic	Oliver Kratz	3	$533,396,687	0	$0

Government & Agency Securities	William Chepolis	0	$0	0	$0

High Income	Andrew P. Cestone	3	$256,102,833	0	$0

International Select Equity	Matthias Knerr	5	$46,365,659	0	$0

Large Cap Value	Thomas F. Sassi	2	$22,289,373	0	$0
	Steve Scrudato	2	$22,289,373	0	$0

Mid Cap Growth	Robert S. Janis	2	$2,638,157	0	$0

Small Cap Growth	Robert S. Janis	2	$2,638,157	0	$0
Strategic Income	Andrew P. Cestone	3	$256,102,833	0	$0
	William Chepolis	0	$0	0	$0
	Robert Wang	9	$312,463,092	0	$0

Technology	Brian S. Peters	0	$0	0	$0
	Kelly P. Davis	0	$0	0	$0

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Other Accounts Managed:

Name of Portfolio	Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Balanced	Andrew Cestone	0	$0	0	$0
	William Chepolis	1	$306,664,004	0	$0
	Inna Okounova	0	$0	0	$0
	Thomas Sassi	64	$4,043,932,244	0	$0
	Julie VanCleave	14	$1,279,351,379	0	$0
	Robert Wang	35	$6,041,714,812	0	$0

Blue Chip	Julie Abbett	4	$814,216,970	0	$0
	Robert Wang	35	$6,041,714,812	0	$0
	Jin Chen	4	$814,216,970

Global Thematic	Oliver Kratz	6	$869,656,192	0	$0

Government & Agency Securities	William Chepolis	1	$306,664,004	0	$0

High Income	Andrew P. Cestone	21	$203,370,712	0	$0

International Select Equity	Matthias Knerr	3	$484,336,218	0	$0

Large Cap Value	Thomas F. Sassi	64	$4,043,932,244	0	$0
	Steve Scrudato	64	$4,043,932,244	0	$0

Mid Cap Growth	Robert S. Janis	4	$413,907,642

Small Cap Growth	Robert S. Janis	4	$413,907,642	0	$0

Strategic Income	Andrew P. Cestone	18	$203,370,712	0	$0
	William Chepolis	2	$157,019,931	0	$0
	Robert Wang	35	$6,041,714,812	0	$0

Technology	Brian S. Peters	0	$0	0	$0
	Kelly P. Davis	0	$0	0	$0

In addition to the accounts above, an investment professional may have personal accounts that may include holdings that are similar to, or the same as, those of the Portfolios. The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in the Portfolios and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one Portfolio or account, including the following:

•

Certain investments may be appropriate for a Portfolio and also for other clients advised by the Advisor, including other client accounts managed by a Portfolio’s management team. Investment decisions for a Portfolio and other clients are made with a view to achieving their respective investment objectives and after

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consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for a Portfolio may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by a Portfolio. Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a Portfolio and the other clients.

•

To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

•

In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the “Firm”) are engaged in businesses and have interests other than managing asset management accounts, such other activities involve real, potential or apparent conflicts of interests. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients’ advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor’s advisory clients. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the Board.

Compensation of Portfolio Managers of Subadvised Portfolios.

DWS Core Fixed Income VIP

Aberdeen PLC and its subsidiaries, including AAMI, are known as “Aberdeen.” Aberdeen’s remuneration policy (“Policy”) is designed to reflect the importance of recruiting, retaining and motivating senior executives and portfolio managers of the caliber necessary to maintain and improve Aberdeen’s position in the asset management industry. The Policy seeks to reward performance in a manner which aligns the interests of clients, shareholders and executives. The elements of the Policy as it relates to the Portfolio’s portfolio managers are as follows:

Basic salary. The salaries of all employees are reviewed annually and are determined by reference to external market research. Aberdeen’s Policy is to pay salaries which, when taken together with other benefits, will provide a remuneration package that is reasonable and competitive in the asset management industry. Aberdeen participates in compensation surveys which provide salary comparisons for a range of employees across Aberdeen. Aberdeen also considers information included in other publicly available research and survey results. Staff performance is reviewed formally once a year with mid-term reviews. The review process looks at all of the ways in which an individual has contributed to the organization, and specifically, in the case of portfolio managers, to the investment team.

Annual bonus. The Policy is to recognize corporate and individual achievements each year through an appropriate annual bonus plan. The aggregate amount of a cash bonus available in any year is dependent on Aberdeen’s overall performance

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and profitability. Consideration will also be given to the levels of bonuses paid in the marketplace. Individual awards, payable to all members of staff, are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by Aberdeen’s Remuneration Committee. Portfolio managers’ bonuses are based on a combination of the investment team’s overall performance, the individual’s performance and the overall performance of Aberdeen. In calculating a portfolio manager’s bonus, Aberdeen takes into consideration the performance of funds managed by the team as well as more subjective issues that benefit Aberdeen. Portfolio manager performance on investment matters is judged over all funds to which the fund manager contributes. Performance is measured against appropriate market indices as well as peer universes over various time periods.

Deferred bonus. A deferred bonus plan exists and is designed to encourage the retention of certain key employees identified as critical to Aberdeen’s achievement of its long-term goals. Deferred bonuses may be in the form of deferred equity in Aberdeen PLC.

Retention and incentives for former Deutsche Asset Management employees. In addition to the Policy, appropriate retention and incentive arrangements have been put into place for certain employees of the former Deutsche Asset Management businesses, including in some cases participation in a long-term incentive plan. The costs of these arrangements are being borne by both Deutsche Asset Management and Aberdeen.

DWS Legg Mason Aggressive Growth VIP

Salomon Brothers Asset Management (“SBAM”) investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is fixed and typically determined based on market factors and the skill and experience of individual investment personnel. SBAM is a wholly-owned subsidiary of Legg Mason, Inc.

SBAM has implemented an investment management incentive and deferred compensation plan (the “Plan”) for its investment professionals, including the fund’s portfolio manager(s). Each investment professional works as a part of an investment team. The Plan is designed to align the objectives of SBAM investment professionals with those of fund shareholders and other SBAM clients. Under the Plan a “base incentive pool” is established for each team each year as a percentage of SBAM’s revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team’s revenues are typically expected to increase or decrease depending on the effect that the team’s investment performance as well as inflows and outflows have on the level of assets in the investment products managed by the team. The “base incentive pool” of a team is reduced by base salaries paid to members of the team and employee benefits expenses attributable to the team.

The investment team’s incentive pool is then adjusted to reflect its ranking among a “peer group” of non-SBAM investment managers and the team’s pre-tax investment performance against the applicable product benchmark (e.g. a securities index and, with respect to a fund, the benchmark set forth in the fund’s prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). SBAM may also measure the team’s pre-tax investment performance against additional benchmarks, as it determines appropriate. Longer-term (5- year) performance will be more heavily weighted than shorter-term (1- year) performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted to reflect other factors (e.g., severance pay to departing members of the team, and discretionary allocations by the applicable SBAM chief investment officer from one investment team to another). The incentive pool will be allocated by the applicable SBAM chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

Up to 20% of an investment professional’s annual incentive compensation is subject to deferral. Of that principal deferred award amount, 50% will accrue a return based on the hypothetical returns of the investment fund or product that is the primary focus of the investment professional’s business activities with the Firm, and 50% may be received in the form of Legg Mason restricted stock shares.

DWS Mercury Large Cap Core VIP

The Merrill Lynch Investment Manager (MLIM) Portfolio Manager compensation program is critical to MLIM’s ability to attract and retain the most talented asset management professionals. This program ensures that compensation is aligned with maximizing investment returns and it provides a competitive pay opportunity for competitive performance.

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Compensation. The elements of total compensation for MLIM portfolio managers are base salary, annual performance-based cash and stock compensation and other benefits. MLIM has balanced these components of pay to provide portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, portfolio manager compensation levels fluctuate — both up and down — with the relative investment performance of the portfolios that they manage.

Base Salary. Under the MLIM approach, like that of many asset management firms, base salaries represent a relatively small portion of a portfolio manager’s total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

Performance-Based Compensation. MLIM believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent.

To that end, the portfolio manager incentive compensation is derived based on the portfolio manager’s performance of the products they manage, investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, performance relative to peers, external market conditions and year over year performance. In addition, portfolio manager’s compensation can be based on MLIM’s investment performance, financial results of MLIM, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, technology and innovation. MLIM also considers the extent to which individuals exemplify and foster Merrill Lynch’s principles of Client Focus, Respect for the Individual, Teamwork, Responsible Citizenship and Integrity. All factors are considered collectively by MLIM management.

Cash Bonus. Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for portfolio managers.

Stock Bonus. A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of Merrill Lynch stock. Paying a portion of annual bonuses in stock puts compensation earned by a PM for a given year “at risk” based on the Company’s ability to sustain and improve its performance over future periods.

The ultimate value of stock bonuses is dependent on future ML stock price performance. As such, the stock bonus aligns each portfolio manager’s financial interests with those of the Merrill Lynch shareholders and encourages a balance between short-term goals and long-term strategic objectives.

Management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the “downside risk” and “upside opportunity” of the company’s performance. Portfolio managers therefore have a direct incentive to protect ML’s reputation for integrity.

Other Benefits. Portfolio Managers are also eligible to participate in broad-based plans offered generally to Merrill Lynch employees, including broad-based retirement, 401(k), health and other employee benefit plans.

DWS Templeton Foreign Value VIP

Franklin Templeton seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton budget guidelines. Each portfolio manager’s compensation consists of the following three elements:

Base salary. Each portfolio manager is paid a base salary.

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Annual bonus. Each portfolio manager is eligible to receive an annual bonus. Franklin Templeton feels that portfolio managers should have some deferred or equity-based compensation in order to build a vested interest in the company and its shareholders. With this in mind, bonuses generally are split between cash (65%) and restricted shares of Franklin Resources stock (35%). Larger bonus awards are 50% cash and 50% in restricted shares of Franklin Resources stock. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and aligns the financial incentives of Templeton Investment Counsel and the portfolio manager. Any bonus under the plan is completely discretionary. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses under the plan:

Assets: The size and complexity of funds and overall asset size of those funds managed by the portfolio manager are factored in the manager’s appraisal.

Investment Performance: The historic investment performance of all accounts managed by the portfolio manager is considered. The pre-tax performance of each fund managed is measured relative to an appropriate securities market index.

Research: Since the Templeton global equity team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time, productivity and quality of recommendations, and peer evaluation.

Non-Investment Performance: For senior portfolio managers, there is a qualitative evaluation based on leadership and the mentoring of staff.

Additional long term equity-based compensation: Portfolio managers may be awarded options to purchase common shares of Franklin Resources stock that would permit the portfolio to purchase a set amount of shares at the market price on the date of grant. Some portfolio managers may be granted additional restricted shares of Franklin Resources stock. Awards of such equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

DWS Davis Venture Value VIP

Kenneth Feinberg’s compensation as a Davis Advisors employee consists of (i) a base salary, (ii) an annual bonus equal to a percentage of growth in Davis Advisors’ profits, (iii) awards of equity (“Units”) in Davis Advisors including Units, options on Units, and/or phantom Units, and (iv) an incentive plan whereby Davis Advisors purchases shares in selected funds managed by Davis Advisors. At the end of specified periods, generally five years following the date of purchase, some, all, or none of the fund shares will be registered in the employee’s name based on fund performance, after expenses on a pre-tax basis, versus the S&P 500 Index, and versus peer groups as defined by Morningstar or Lipper. Davis Advisors’ portfolio managers are provided benefits packages including life insurance, health insurance, and participation in company 401(k) plan comparable to that received by other company employees. Christopher Davis’ annual compensation as an employee and general partner of Davis Advisors consists of a base salary.

DWS Dreman Financial Services VIP, DWS Dreman High Return Equity VIP and DWS Dreman Small Cap Value VIP

The Portfolios have been advised that the subadvisor has implemented a highly competitive compensation plan which seeks to attract and retain exceptional investment professionals who have demonstrated that they can consistently outperform their respective fund’s benchmark. The compensation plan is comprised of both a fixed component and a variable component. The variable component is determined by assessing the investment professional’s performance measured utilizing both quantitative and qualitative factors.

The subadvisor’s investment professionals are each paid a fixed base salary that is determined based on their job function and responsibilities. The base salary is deemed to be competitive with the marketplace and specifically with salaries in the financial services industry by utilizing various salary surveys compiled for the financial services industry, specifically, investment advisory firms. The variable component of the subadvisor’s compensation plan which takes the form of a cash bonus combined with either stock appreciation rights grants or outright stock grants is discretionary and is designed

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to reward and retain investment professionals including portfolio managers and research analysts for their contributions to a portfolio’s performance relative to its benchmark.

Investment professionals may receive equity in the form of units or fractional units of membership interest in the subadvisor or they may receive stock appreciation rights which enable them to participate in the growth of the firm. The subadvisor’s membership units are valued based on a multiple of net profits so grants of stock appreciation rights which vest over a specified term will result in additional compensation as net profits increase. Investment professionals also participate in the subadvisor’s profit sharing plan, a defined contribution plan that allows the subadvisor to contribute up to twenty-five percent of an employee’s total compensation, subject to various regulatory limitations, to each employee’s profit sharing account. The subadvisor’s profit sharing plan is a non-discriminatory plan which benefits all employees of the firm including both portfolio managers and research analysts. Contributions to the subadvisor’s profit sharing plan vest over a specified term. Finally all employees of the subadvisor including investment professionals receive additional fringe benefits in the form of subsidized medical and dental and group-term and life insurance coverage.

The basis for determining the variable component of an investment professional’s total compensation is determined through a subjective process which evaluates an investment professional performance against several quantitative and qualitative factors including the following:

Quantitative factors:

•

Relative ranking of a portfolio’s performance against its peers in the one, three and five year pre-tax investment performance categories. The portfolios’ performance is evaluated against peers in its fund category and performance is ranked from one to four on a declining scale depending on the quartile in which the portfolio manager’s absolute performance falls. The portfolio manager is rewarded on a graduated scale for outperforming relative to his peers.

•

Relative performance of a portfolio’s performance against the pre-determined indices for the product strategy against which a portfolio’s performance is measured. The portfolio manager is rewarded on a graduated scale for outperforming relative to the fund’s benchmark index.

•

Performance of a portfolio measured through attribution analysis models which analyses the portfolio manager’s contribution from both an asset allocation or sector allocation perspective and security selection perspective. This factor evaluates how the investment professional performs in linking performance with the client’s investment objective including investment parameters and risk and return objectives. This factor may include some qualitative characteristics.

Qualitative factors:

•	Ability to work well with other members of the investment professional team and mentor junior members.
•	Contributions to the organizational overall success with new product strategies.
•	Other factors such as contributing to the team in a leadership role and by being responsive to requests for assistance

DWS Janus Growth & Income VIP and DWS Janus Growth Opportunities VIP

The following describes the structure and method of calculating the portfolio manager’s compensation.

The portfolio manager is compensated by Janus Capital for managing a Portfolio and any other funds, portfolios or accounts managed by the portfolio manager (collectively, the “Managed Funds”) through two components: fixed compensation and variable compensation.

Fixed Compensation: Fixed compensation is paid in cash and is comprised of an annual base salary and an additional amount calculated based on factors such as the complexity of managing funds and other accounts, scope of responsibility (including assets under management), tenure and long-term performance as a portfolio manager.

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Variable Compensation: Variable compensation is paid in the form of cash and long-term incentive awards (consisting of Janus Capital Group Inc. restricted stock, stock options and a cash deferred award aligned with Janus fund shares). Variable compensation is structured to pay the portfolio manager primarily on individual performance, with additional compensation available for team performance and a lesser component based on net asset flows in the Managed Funds. Variable compensation is based on pre-tax performance of the Managed Funds.

The portfolio manager’s individual performance compensation is determined by applying a multiplier tied to the Managed Funds’ aggregate asset-weighted Lipper peer group performance ranking for one- and three-year performance periods, if applicable, with a greater emphasis on three year results. The multiplier is applied against the portfolio manager’s fixed compensation. The portfolio manager is also eligible to receive additional individual performance compensation if the Managed Funds achieve a certain rank in their Lipper peer performance groups in each of three, four, or five consecutive years. The portfolio manager’s compensation is also subject to reduction in the event that the Managed Funds incur material negative absolute performance, and the portfolio manager will not be eligible to earn any individual performance compensation if the Managed Funds’ performance does not meet or exceed a certain ranking in their Lipper peer performance group.

The portfolio manager is also eligible to participate with other Janus equity portfolio managers in a team performance compensation pool which is derived from a formula tied to the team’s aggregate asset-weighted Lipper peer group performance ranking for the one-year performance period. Such compensation is then allocated among eligible individual equity portfolio managers at the discretion of Janus Capital. No team performance compensation is paid to any equity portfolio manager if the aggregate asset-weighted team performance for the one-year period does not meet or exceed a certain rank in the relevant Lipper peer group.

The portfolio manager may elect to defer payment of a designated percentage of fixed compensation and/or up to all variable compensation in accordance with the Janus Executive Income Deferral Program.

DWS Janus Growth Opportunities VIP’s Lipper peer group for compensation purposes is the Large-Cap Growth Funds. DWS Janus Growth & Income VIP’s Lipper peer group for compensation purposes is the Large-Cap Core Funds.

DWS MFS Strategic Value VIP

Portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary – Base salary represents a relatively smaller percentage of portfolio manager total cash compensation (generally below 33%) than incentive compensation.

Performance Bonus – Generally, incentive compensation represents a majority of portfolio manager total cash compensation. The performance bonus is based on a combination of quantitative and qualitative factors, with more weight given to the former (generally over 60%) and less weight given to the latter.

The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Portfolio and any other accounts managed by the portfolio manager) over a one-, three- and five-year period relative to the appropriate Lipper peer group universe and/or one or more benchmark indices with respect to each account. The primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one- and five-year periods (adjusted as appropriate if the portfolio manager has served for shorter periods).

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts and traders) and management’s assessment of overall portfolio manager contributions to the investment process (distinct from portfolio performance).

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.

Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage of

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compensation provided by these benefits depends upon the length of the individual’s tenure at MFS and salary level as well as other factors.

DWS Oak Strategic Equity VIP

James D. Oelschlager owns 99% of Oak Associates, ltd. As a result, Mr. Oelschlager earns 99% of the net profits from Oak Associates, ltd.

DWS Turner Mid Cap VIP

Compensation. Turner’s investment professionals receive a base salary commensurate with their level of experience. Turner’s goal is to maintain competitive base salaries through review of industry standards, market conditions, and salary surveys. Bonus compensation, which is a multiple of base salary, is computed annually based on the one year performance of each individual’s sector and portfolio assignments relative to appropriate market benchmarks. In addition, each employee is eligible for equity ownership and equity owners share the firm’s profits. Most of the members of the Investment Team and all Portfolio Managers are equity owners of Turner. This compensation and ownership structure provides incentive to attract and retain highly qualified people, as each member of the firm has the opportunity to share directly in the accomplishments of the business.

The objective performance criteria noted above accounts for 90% of the bonus calculation. The remaining 10% is based upon subjective, “good will” factors including teamwork, interpersonal relations, the individual’s contribution to overall success of the firm, media and client relations, presentation skills, and professional development. Portfolio managers/analysts are reviewed on an annual basis. The Chief Investment Officer is responsible for setting base salaries, bonus targets, and making all subjective judgments related to an investment professionals' compensation. The CIO is also responsible for identifying investment professionals that should be considered for equity ownership on an annual basis.

Portfolio Ownership of Portfolio Managers for each Portfolio managed by a Subadvisor. The following table shows the dollar range of shares owned beneficially and of record by each member of the Portfolios’ management team in the applicable Portfolio, including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of the Portfolios’ most recent fiscal year end.

Name of Portfolio	Name of Portfolio Manager	Dollar Range of Portfolio Shares Owned
Core Fixed Income	Gary W. Bartlett	$0
	J. Christopher Gagnier	$0
	Warren S. Davis	$0
	Daniel R. Taylor	$0
	Thomas J. Flaherty	$0
	Timothy C. Vile	$0
	William T. Lissenden	$0

Mercury Large Cap Core	Robert C. Doll	$0

Templeton Foreign Value	Antonio Docal	$0

Davis Venture Value	Christopher C. Davis	$0
	Kenneth Charles Feinberg	$0

Dreman Financial Services	David N. Dreman	Over $100,000,000
	F. James Hutchinson	$0

Dreman High Return Equity	David N. Dreman	$0
	F. James Hutchinson	$0

Dreman Small Cap Value	David N. Dreman	$0
	Nelson Woodward	$0

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Legg Mason Aggressive Growth	Richard Freeman	$0

Janus Growth & Income	Minyoung Sohn	$0

Janus Growth Opportunities	Marc Pinto	$0

MFS Strategic Value	Kenneth J. Enright	$0
	Alan T. Langsner	$0
Oak Strategic Equity	James D. Oelschlager	$0

Turner Mid Cap Growth	Christopher K. McHugh	$0
	William C. McVail	$0
	Robert E. Turner	$0

Although the portfolio managers do not have an investment in the portfolios, the portfolio managers may have an investment in the retail fund that has the same investment strategy.

Conflicts of Interest. In addition to managing the assets of the Portfolios, the portfolio managers may have responsibility for managing other client accounts of the applicable subadvisor. The tables below show for each Portfolio managed by a Subadvisor, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than a portfolio, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Portfolios’ most recent fiscal year end.

Other SEC Registered Investment Companies Managed:

Name of Portfolio	Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Core Fixed Income	Gary W. Bartlett	8	$3,091,919,797	0	$0
	J. Christopher Gagnier	8	$3,091,919,797	0	$0
	Warren S. Davis, III	8	$3,091,919,797	0	$0
	Daniel R. Taylor	8	$3,091,919,797	0	$0
	Thomas J. Flaherty	8	$3,091,919,797	0	$0
	Timothy C. Vile	8	$3,091,919,797	0	$0
	William T. Lissenden	8	$3,091,919,797	0	$0

Mercury Large Cap Core	Robert C. Doll	17	$8,385,700,000	0	$0

Templeton Foreign Value	Antonio Docal	6	$7,909,200,000	0	$0

Davis Venture Value	Christopher C. Davis	24	$57,000,000,000	0	$0
	Kenneth Charles Feinberg	24	$57,000,000,000	0	$0

Dreman Financial Services	David N. Dreman	3	$1,500,000,000	0	$0
	F. James Hutchinson	1	$1,400,000,000	0	$0

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Dreman High Return Equity	David N. Dreman	3	$1,500,000,000	0	$0
	F. James Hutchinson	1	$1,400,000,000	0	$0

Dreman Small Cap Value	David N. Dreman	3	$1,500,000,000	0	$0
	Nelson Woodward	1	$1,400,000,000	0	$0

Legg Mason Aggressive Growth	Richard Freeman	13	$12,390,000,000	0	$0

Janus Growth & Income	Minyoung Sohn	8	$7,828,108,811	0	$0

Janus Growth Opportunities	Marc Pinto	10	$7,390,215,237	0	$0

MFS Strategic Value	Kenneth J. Enright	12	$23,840,196,912(3)	0	$0
	Alan T. Langsner	12	$23,840,196,192(3)	0	$0

Oak Strategic Equity	James D. Oelschlager	1	$22,532,679	0	$0

Turner Mid Cap Growth	Christopher K. McHugh	17	$3,400,000,000	1	$741,000,000
	William C. McVail	15	$3,200,000,000	0	$0
	Robert E. Turner	22	$4,400,000,000	1	$741,000,000

(3)	Includes the assets of DWS MFS Strategic Value VIP.

Other Pooled Investment Vehicles Managed:

Name of Portfolio	Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Core Fixed Income	Gary W. Bartlett	14	$3,939,987,953	0	$0
	J. Christopher Gagnier	14	$3,939,987,953	0	$0
	Warren S. Davis	14	$3,939,987,953	0	$0
	Daniel R. Taylor	14	$3,939,987,953	0	$0
	Thomas J. Flaherty	14	$3,939,987,953	0	$0
	Timothy C. Vile	14	$3,939,987,953	0	$0
	William T. Lissenden	14	$3,939,987,953	0	$0

Mercury Large Cap Core	Robert C. Doll	6	$4,683,500,000	0	$0

Templeton Foreign Value	Antonio Docal	17	$1,694,000,000	0	$0

Davis Venture Value	Christopher C. Davis	10	$1,000,000,000	0	$0
	Kenneth Charles Feinberg	10	$1,000,000,000	0	$0

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Dreman Financial Services	David N. Dreman	2	$46,000,000	0	$0
	F. James Hutchinson	0	$0	0	$0

Dreman High Return Equity	David N. Dreman	2	$46,000,000	0	$0
	F. James Hutchinson	0	$0	0	$0

Dreman Small Cap Value	David N. Dreman	2	$46,000,000	0	$0
	Nelson Woodward	2	$46,000,000	0	$0

Legg Mason Aggressive Growth	Richard Freeman	2	$340,000,000	0	$0

Janus Growth & Income	Minyoung Sohn	0	$0	0	$0

Janus Growth Opportunities	Marc Pinto	2	$82,643,135	0	$0

MFS Strategic Value	Kenneth J. Enright	1	$125,323,419	0	$0
	Alan T. Langsner	2	$1,338,777,676	0	$0

Oak Strategic Equity	James D. Oelschlager	1	$828,946,550	0	$0

Turner Mid Cap Growth	Christopher K. McHugh	29	$527,000,000	1	$13,000,000
	William C. McVail	17	$228,000,000	1	$13,000,000
	Robert E. Turner	29	$609,000,000	0	$0

Other Accounts Managed:

Name of Portfolio	Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Core Fixed Income	Gary W. Bartlett	153	$17,598,133,380	1	$103,088,903
	J. Christopher Gagnier	153	$17,598,133,380	1	$103,088,903
	Warren S. Davis	153	$17,598,133,380	1	$103,088,903
	Daniel R. Taylor	153	$17,598,133,380	1	$103,088,903
	Thomas J. Flaherty	153	$17,598,133,380	1	$103,088,903
	Timothy C. Vile	153	$17,598,133,380	1	$103,088,903
	William T. Lissenden	153	$17,598,133,380	1	$103,088,903

Mercury Large Cap Core	Robert C. Doll	4	$818,300,000	0	$0

Templeton Foreign Value	Antonio Docal	23	$4,398,900,000	0	$0
Davis Venture Value	Christopher C. Davis	37,500	$11,200,000,000	0	$0
	Kenneth Charles Feinberg	37,500	$11,200,000,000	0	$0

Dreman Financial Services	David N. Dreman	99	$2,200,000,000	0	$0
	F. James Hutchinson	0	$0	0	$0

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Dreman High Return Equity	David N. Dreman	99	$2,200,000,000	0	$0
	F. James Hutchinson	0	$0	0	$0

Dreman Small Cap Value	David N. Dreman	99	$2,200,000,000	0	$0
	Nelson Woodward	99	$2,200,000,000	0	$0

Legg Mason Dynamic Growth	Richard Freeman	125,829	$10,730,000,000	0	$0

Janus Growth & Income	Minyoung Sohn	1	$7,114,012	0	$0

Janus Growth Opportunities	Marc Pinto	27	$477,804,583	2	$251,336,722

MFS Strategic Value	Kenneth J. Enright	0	$0	0	$0
	Alan T. Langsner	0	$0	0	$0

Oak Strategic Equity	James D. Oelschlager	767	$0	2	$905,993,458

Turner Mid Cap Growth	Christopher K. McHugh	73	$4,500,000,000	3	$174,000,000
	William C. McVail	65	$3,700,000,000	3	$174,000,000
	Robert E. Turner	92	$7,400,000,000	1	$19,000,000

Potential Conflicts of Interest for Subadvised Portfolios’ Managers.

DWS Mercury Large Cap Core VIP

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-today portfolio management responsibilities with respect to more than one fund or account, including the following:

Certain investments may be appropriate for the Portfolio and also for other clients advised by MLIM and its affiliates, including other client accounts managed by the Portfolio’s management team. Investment decisions for the Portfolio and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of MLIM and its affiliates may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results for the Portfolio may differ from the results achieved by other clients of MLIM and its affiliates and results among clients may differ. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by MLIM to be equitable to each. MLIM will not determine allocations based on whether it receives a performance based fee from the client. In some cases, the allocation procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Portfolio. Purchase and sale orders for the Portfolio may be combined with those of other clients of MLIM and its affiliates in the interest of achieving the most favorable net results to the Portfolio.

To the extent that the Portfolio’s portfolio management team has responsibilities for managing accounts in addition to the Portfolio, a portfolio manager will need to divide his time and attention among relevant accounts.

In some cases, a real, potential or apparent conflict may also arise where: (i) MLIM may have an incentive, such as a performance based fee, in managing one account and not with respect to other accounts it manages; or (ii) where a member of the Portfolio’s management team owns an interest in one fund or account he or she manages and not another.

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DWS Templeton Foreign Value VIP

The management of multiple funds and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline.  Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Portfolio.  Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. The separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Portfolio may outperform the securities selected for the Portfolio. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Portfolio may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

DWS Davis Venture Value VIP

Potential conflicts of interest actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one portfolio or other account. More specifically, portfolio managers who manage multiple portfolios and /or other accounts are presented with the following potential conflicts:

•

The management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. Davis Advisors seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the portfolios.

•

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one portfolio or other account, a portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and other accounts. To deal with these situations, Davis Advisors has adopted procedures for allocating portfolio transactions across multiple accounts.

•

With respect to securities transactions for the portfolios, Davis Advisors determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which Davis Advisors other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Davis Advisors may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Davis Advisors may place separate, non-simultaneous, transactions for a

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portfolio and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the portfolio or the other account.

•

Finally, substantial investment of Davis Advisor or Davis Family assets in certain mutual funds may lead to conflicts of interest. To mitigate these potential conflicts of interest, Davis Advisors has adopted policies and procedures intended to ensure that all clients are treated fairly overtime. Davis Advisors does not receive an incentive based fee on any account.

DWS Dreman Financial Services VIP, DWS Dreman High Return Equity VIP and DWS Dreman Small Cap Value VIP

The subadvisor manages clients’ accounts using a contrarian value investment strategy. For both its large capitalization and small capitalization strategies the subadvisor utilizes a model portfolio and rebalances clients accounts whenever changes are made to the model portfolio. In addition the subadvisor aggregates its trades and allocates the trades to all clients accounts in an equitable manner. The subadvisor strongly believes aggregating its orders protect all clients from being disadvantaged by price or time execution. The model portfolio approach and the trade aggregation policy of the subadvisor mitigates potential or apparent conflicts of interest that could arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account. The subadvisor does not receive any performance-based fees from any of its accounts with the exception of a hedge fund that is managed by an affiliated firm. However the hedge funds are treated like any other client account and trades done for the fund are generally aggregated with trades done for its regular client accounts.

The subadvisor’s investment professional are compensated in the same manner for all client accounts irrespective of the type of account.

DWS Legg Mason Aggressive Growth VIP

Material Conflicts of Interest.

Material conflicts of interest may arise when a Fund's portfolio manager also has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for certain of the portfolio managers listed in the table above.

These potential conflicts include:

Allocation of Limited Time and Attention.

A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities.

If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund's ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies.

At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager

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may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers.

Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Variation in Compensation.

A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser's management fee and/or the portfolio manager's compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities.

The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

DWS Janus Growth & Income VIP and DWS Janus Growth Opportunities VIP

The portfolio manager may manage other accounts with investment strategies similar to the Portfolio. Fees may vary among these accounts and the portfolio manager may personally invest in some but not all of these accounts. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Portfolio. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Portfolio is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Portfolio. However, these risks may be mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager may be generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors.

DWS MFS Strategic Value VIP

MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Portfolio and other accounts and has adopted policies and procedures designed to address such potential conflicts.

In certain instances there may be securities which are suitable for the Portfolio as well as for accounts with similar investment objectives of the Adviser or subsidiary of the Adviser. Securities transactions for the Portfolio and other accounts with similar investment objectives are generally executed on the same day, or the next day. Nevertheless, it may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold

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for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Portfolio is concerned. In most cases, however, MFS believes that the Portfolio’s ability to participate in volume transactions will produce better executions for the Portfolio.

MFS does not receive a performance fee for its management of the Portfolio. MFS and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Portfolio — for instance, those that pay a higher advisory fee and/or have a performance fee.

DWS Oak Strategic Equity VIP

The subadvisor does not believe that there are potential material conflicts of interest that would arise because James D. Oelschlager puts his own assets in the same areas he puts his clients’ assets while adhering to the Code of Ethics of Oak Associates ltd.

DWS Turner Mid Cap Growth VIP

As is typical for many money managers, potential conflicts of interest may arise related to Turner’s management of accounts including the Portfolio where not all accounts are able to participate in a desired IPO, or other limited opportunity, relating to use of soft dollars and other brokerage practices, related to the voting of proxies, employee personal securities trading related to the side by side management of accounts with performance-based fees and accounts with fixed fees, and relating to a variety of other circumstances. In all cases, however, Turner believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising. Please also see Turner’s Form ADV, Part II for a description of some of its policies and procedures in this regard.

DISTRIBUTOR

DWS Scudder Distributors, Inc. (“DWS-SDI” or the “Distributor”), 222 South Riverside Plaza, Chicago, Illinois 60606, a wholly owned subsidiary of DeIM, is the distributor and principal underwriter for shares of each Portfolio pursuant to an Underwriting Agreement in the continuous offering of its shares. Terms of continuation, termination and assignment under the underwriting agreement are identical to those described above with regard to the investment management agreements, except that termination other than upon assignment requires sixty days’ notice.

Each Portfolio has adopted a distribution plan under Rule 12b-1 (the “Plan”) that provides for fees payable as an expense of the Class B shares. Under the plan, the Fund may make quarterly payments as reimbursement to the distributor for distribution and shareholder servicing related expenses incurred or paid by the distributor or a participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of .25% of the average daily net assets of Class B shares during that quarterly period. The fee is payable by the Fund, on behalf of each Portfolio, of up to 0.25% of the average daily net assets attributable to the Class B shares of a Portfolio. Because 12b-1 fees are paid out of Portfolio assets on an ongoing basis, they will, over time, increase the cost of investment and may cost more than other types of sales charges. The Plan and any Rule 12b-1-related agreement that is entered into by the Fund or the Distributor in connection with the Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Fund’s Board of Trustees, and of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Fund or a Portfolio (“Independent Trustees”), cast in person at a meeting called for the purpose of voting on the Plan, or the Rule 12b-1 related agreement, as applicable. In addition, the Plan and any Rule 12b-1 related agreement, may be terminated as to Class B shares of a Portfolio at any time, without penalty, by vote of a majority of the outstanding Class B shares of that Portfolio or by vote of a majority of the Independent Trustees. The Plan and Underwriting Agreement also provide that it may not be amended to increase materially the amount that may be spent for distribution of Class B shares of a Portfolio without the approval of Class B shareholders of that Portfolio.

For the fiscal years ended December 31, 2005 and 2004, respectively, the distribution fees paid were as follows:

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Portfolio	Total Fees for Fiscal 2005	Fees Waived	Unpaid at December 31, 2005	Total Fees for Fiscal 2004
DWS Mid Cap Growth VIP	$15,682	$0	$1,509	$12,985
DWS Blue Chip VIP	$101,201	$0	$9,106	$67,530
DWS Core Fixed Income VIP	$220,712	$0	$16,924	$175,814
DWS Global Thematic VIP	$38,339	$0	$3,983	$23,461
DWS Government & Agency Securities VIP	$120,593	$0	$9,901	$112,953
DWS High Income VIP	$139,382	$0	$11,558	$116,895
DWS International Select Equity VIP	$133,737	$0	$12,631	$78,650
DWS Large Cap Value VIP	$100,801	$0	$8,454	$81,071
DWS Money Market VIP	$140,673	$0	$13,454	$157,184
DWS Small Cap Growth VIP	$85,045	$0	$8,149	$55,527
DWS Strategic Income VIP	$58,999	$2,527	$3,902	$39,636
DWS Technology VIP	$37,898	$0	$3,494	$34,701
DWS Balanced VIP	$82,992	$0	$7,009	$66,432
DWS Mercury Large Cap Core VIP	$5,900	$579	$0	$229
DWS Templeton Foreign Value VIP	$11,702	$2,484	$0	$846
DWS Davis Venture Value VIP	$177,310	$0	$16,146	$121,863
DWS Dreman Financial Services VIP	$42,361	$0	$3,703	$34,738
DWS Dreman High Return Equity VIP	$312,165	$0	$27,861	$230,719
DWS Dreman Small Cap Value VIP	$189,045	$0	$16,717	$128,313
DWS Legg Mason Aggressive Growth VIP	$18,686	$0	$1,948	$14,375
DWS Janus Growth & Income VIP	$70,642	$0	$6,642	$53,141
DWS Janus Growth Opportunities VIP	$22,312	$0	$2,143	$17,186
DWS MFS Strategic Value VIP	$82,714	$0	$3,791	$59,488
DWS Oak Strategic Equity VIP	$50,458	$0	$4,285	$42,282
DWS Turner Mid Cap Growth VIP	$60,306	$0	$5,613	$46,764

In addition, DWS-SDI may, from time to time, from its own resources pay certain firms additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of the Fund.

FUND SERVICE PROVIDERS

Transfer Agent

DWS Scudder Investments Service Company (“DWS-SISC”), 811 Main Street, Kansas City, Missouri 64105-2005, an affiliate of the Advisor, acts as each Portfolio’s transfer agent, dividend-paying agent and shareholder service agent. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. (“DST”), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by DWS-SISC, not by the Portfolios.

Recordkeeping

Technically, the shareholders of the Portfolios of the Fund are the Participating Insurance Companies that offer the Portfolios as investment options for holders of certain variable annuity contracts and variable life insurance policies.

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Effectively, ownership of Portfolio shares is passed through to insurance company contract and policy holders. The holders of the shares of the Portfolios on the records of the Fund are the Participating Insurance Companies and no information concerning the Portfolio holdings of specific contract and policy holders is maintained by the Fund. The insurance companies place orders for the purchase and redemption of Portfolio shares with the Fund reflecting the investment of premiums paid, surrender and transfer requests and other matters on a net basis; they maintain all records of the transactions and holdings of Portfolio shares and distributions thereon for individual contract and policy holders; and they prepare and mail to contract and policy holders confirmations and periodic account statements reflecting such transactions and holdings.

The Portfolios of the Fund may compensate certain insurance companies for record keeping and other administrative services performed with regard to holdings of Class B Portfolio shares as an expense of the Class B shares. These fees are included within the “Other Expenses” category in the fee table for each portfolio in the Class B Shares Prospectus (see “How Much Investors Pay” in a Portfolio’s prospectus). In addition, the Advisor may, from time to time, pay from its own resources certain insurance companies for record keeping and other administrative services related to Class A and Class B shares of the Portfolios held by such insurance companies on behalf of their contract and policy holders.

Custodian

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as custodian, has custody of all securities and cash of each Portfolio (other than the DWS International Select Equity VIP and DWS Global Thematic VIP). Brown Brothers Harriman & Co., as custodian, has custody of all securities and cash of DWS International Select Equity VIP and DWS Global Thematic VIP. Each custodian attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by those Portfolios.

For DWS High Income VIP, DWS Core Fixed Income VIP, DWS Strategic Income VIP, DWS Technology VIP, DWS Balanced VIP, DWS Davis Venture Value VIP, DWS Legg Mason Aggressive Growth VIP and DWS Janus Growth & Income VIP: Each of the above-noted Portfolios employs State Street Bank and Trust Company ("SSB") 225 Franklin Street, Boston, Massachusetts 02110 as custodian. SSB has entered into agreements with foreign subcustodians approved by the Trustees pursuant to Rule 17f-5 under the 1940 Act. SSB uses Deutsche Bank AG, an affiliate of the Investment Advisor, as subcustodian ("DB Subcustodian") in certain countries. To the extent a Portfolio holds any securities in the countries in which SSB uses DB Subcustodian as a subcustodian, those securities will be held by DB Subcustodian as part of a larger omnibus account in the name of SSB (the "Omnibus Account"). For its services, DB Subcustodian receives (1) an annual fee based on a percentage of the average daily net assets of the Omnibus Account and (2) transaction charges with respect to transactions that occur within the Omnibus Account.

Independent Registered Public Accounting Firm

The Fund’s independent registered public accounting firm, Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116 audit and report on the Portfolios’ annual financial statements, review certain regulatory reports and the Portfolios’ federal income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Fund. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

Counsel

Vedder, Price, Kaufman & Kammholz, P.C., 222 N. LaSalle St., Chicago, Illinois, serves as legal counsel to the Fund and its Independent Trustees.

Fund Accounting Agent

DWS Scudder Fund Accounting Corp. (“DWS-SFAC”), Two International Place, Boston, Massachusetts, 02210-4103, a subsidiary of DeIM, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of each Portfolio. DWS-SFAC receives no fee for its services to each Portfolio, other than the Portfolios noted below. However, subject to Board approval, at some time in the future, DWS-SFAC may seek payment for its services to other Portfolios under its agreement with such Portfolios.

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For the fiscal years ended December 31, 2005, 2004 and 2003, respectively, DWS-SFAC received the following fees for its services for the following Portfolios:

Portfolio	Fiscal 2005	Waived	Unpaid at December 31, 2005	Fiscal 2004	Fiscal 2003
DWS Mid Cap Growth VIP	$62,902	$0	$5,623	$72,186	$40,010
DWS Global Thematic VIP	$111,026	$0	$8,428	$100,052	$61,017
DWS Technology VIP	$78,641	$0	$6,461	$71,164	$67,604
DWS Mercury Large Cap Core VIP(1)	$99,304	$99,304	$0	$4,692	n/a
DWS Templeton Foreign Value VIP(1)	$102,741	$92,526	$0	$8,188	n/a
DWS Davis Venture Value VIP	$85,936	$0	$7,908	$88,473	$55,063
DWS Dreman Financial Services VIP	$80,307	$0	$11,078	$59,176	$46,761
DWS Dreman High Return Equity VIP	$131,840	$0	$11,543	$133,714	$83,669
DWS Legg Mason Aggressive Growth VIP	$79,855	$0	$3,120	$98,193	$55,989
DWS Janus Growth & Income VIP	$70,775	$0	$6,829	$73,094	$77,682
DWS Janus Growth Opportunities VIP	$58,944	$0	$5,787	$64,004	$48,173
DWS MFS Strategic Value VIP	$72,872	$0	$5,858	$84,107	$36,987
DWS Oak Strategic Equity VIP	$53,346	$0	$4,520	$58,218	$37,800
DWS Turner Mid Cap Growth VIP	$94,542	$0	$9,447	$99,561	$55,282
(1)	Commenced operations on November 15, 2004.

Pursuant to a sub-administration and sub-accounting agreement among the Advisor, DWS-SFAC and SSB, DWS-SFAC has delegated certain fund accounting functions to SSB under each Portfolio’s fund accounting agreements. The costs and expenses of such delegation are borne by DWS-SFAC, not by the Portfolios.

PURCHASE AND REDEMPTIONS

Portfolio shares are sold at their net asset value next determined after an order and payment are received as described below. (See “Net Asset Value.”)

Upon receipt by a Portfolio’s transfer agent of a request for redemption, shares will be redeemed by the Fund, on behalf of a particular Portfolio, at the applicable net asset value as described below.

Market timing — the frequent trading of portfolio shares designed to take advantage of short-term market movements — can harm a Portfolio and its shareholders. The Portfolios and their agents may reject or limit purchase orders when there appears to be a pattern of market timing or other frequent purchases and sales. Because the Portfolios’ shares are offered exclusively to insurance company separate accounts that fund certain insurance contracts, a portfolio generally has little or no access to the records of individual contract holders. The Portfolios are dependent on the ability of these separate accounts to limit market timing and excessive trading of portfolio shares. The Portfolios are working with separate accounts to assess and improve controls against inappropriate trading. There can be no assurance that market timing in the Portfolios’ shares will not occur.

The Fund may, on behalf of a Portfolio, may suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when: 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by a fund or the fair determination of the value of a fund’s net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system.

DIVIDENDS, CAPITAL GAINS AND TAXES

Dividends for DWS Money Market VIP. DWS Money Market VIP’s net investment income is declared as a dividend daily and paid monthly in additional shares. If a shareholder withdraws its entire account, all dividends accrued to the time of withdrawal will be paid at that time.

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Dividends for All Portfolios Except DWS Money Market VIP. The Fund normally follows the practice of declaring and distributing substantially all the net investment income and any net short-term and long-term capital gains of these Portfolios at least annually.

The Fund may at any time vary the dividend practices with respect to a Portfolio and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as the Board of Trustees of the Fund determines appropriate under the then current circumstances.

Taxes. Each Portfolio intends to qualify as a regulated investment company under subchapter M of the Internal Revenue Code (“Code”) in order to avoid taxation of the Portfolio and its shareholders.

Pursuant to the requirements of Section 817(h) of the Code, with certain limited exceptions, the only shareholders of the Portfolios will be insurance companies and their separate accounts that fund variable insurance contracts. The prospectus that describes a particular variable insurance contract discusses the taxation of separate accounts and the owner of the particular variable insurance contract.

Each Portfolio intends to comply with the requirements of Section 817(h) and related regulations. Section 817(h) of the Code and the regulations issued by the Treasury Department impose certain diversification requirements affecting the securities in which the Portfolios may invest. These diversification requirements are in addition to the diversification requirements under subchapter M and the 1940 Act. The consequences of failure to meet the requirements of Section 817(h) could result in taxation of the insurance company offering the variable insurance contract and immediate taxation of the owner of the contract to the extent of appreciation on investment under the contract.

The preceding is a brief summary of certain of the relevant tax considerations. The summary is not intended as a complete explanation or a substitute for careful tax planning and consultation with individual tax advisors.

NET ASSET VALUE

For all Portfolios (other than the DWS Money Market VIP). The net asset value of shares of each Portfolio is computed as of the close of regular trading on the New York Stock Exchange (the “Exchange”) on each day the Exchange is open for trading (the “Value Time”). The Exchange is scheduled to be closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of each Portfolio attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of each Portfolio because of higher expenses borne by these classes.

An equity security is valued at its most recent sale price on the primary exchange or OTC market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the “Calculated Mean”) on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the “official close” or the “official closing price” or other similar term) will be considered the most recent sale price.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an independent pricing service or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an independent pricing service (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an independent pricing service (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained

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from two broker-dealers. Other debt securities not addressed above are valued at prices supplied by an independent pricing service, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on such exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued on the Value Date at the market to market price, or if not available, at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the New York Stock Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 Eastern time. If no settlement price is available, the last traded price on such exchange will be used.

If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board-approved procedures does not represent the fair market value of a portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of a portfolio’s Pricing Committee (or, in some cases, the Board’s Valuation Committee), represents fair market value. The value of other portfolio holdings owned by a Portfolio in the Fund is determined in a manner which is intended to reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the portfolio’s Board and overseen by the portfolio’s Pricing Committee.

For DWS Money Market VIP. The net asset value of shares of the Portfolio is calculated at 4:00 p.m. Eastern time or the close of business on each day the New York Stock Exchange (the “Exchange”) is open for trading. The Exchange is scheduled to be closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

DWS Money Market VIP values its portfolio instruments at amortized cost, which does not take into account unrealized capital gains or losses. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. Calculations are made to compare the value of the Portfolio’s investments valued at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. If a deviation of 1/2 of 1% or more were to occur between the net asset value per share calculated by reference to market values and the Portfolio’s $1.00 per share net asset value, or if there were any other deviation that the Board of Trustees believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated. If the Portfolio’s net asset value per share (computed using market values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the Board of Trustees might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if the Portfolio’s net asset value per share (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), the Board of Trustees might supplement dividends in an effort to maintain the net asset value at $1.00 per share. Redemption orders received in connection with the administration of checkwriting programs by certain dealers or other financial services firms prior to the determination of the Portfolio’s net asset value also may be processed on a confirmed basis in accordance with the procedures established by DWS-SDI.

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TRUSTEES AND OFFICERS

The following table presents certain information regarding the Trustees and Officers of DWS Variable Series II as of May 1, 2006. Each individual’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) unless otherwise noted, the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606. Each Trustee’s term of office extends until the next shareholder’s meeting called for the purpose of electing such Trustee and until the election and qualification of a successor, or until such Trustee sooner dies, retires, resigns or is removed as provided in the governing documents of the Trust.

The following individuals hold the same position with the Fund and the Trust.

Independent Trustees

Name, Year of Birth, Position(s) Held with the Trust and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in DWS Fund Complex Overseen
Shirley D. Peterson (1941) Chairperson since 2004, and Trustee, 1995-present

Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Goodyear Tire & Rubber Co. (April 2004-present); Champion Enterprises, Inc. (manufactured home building); Wolverine World Wide, Inc. (designer, manufacturer and marketer of footwear) (April 2005-present); Trustee, Bryn Mawr College. Former Directorship: Bethlehem Steel Corp.

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John W. Ballantine (1946) Trustee, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: First Oak Brook Bancshares, Inc.; Oak Brook Bank; Healthways Inc. (provider of disease and care management services); Portland General Electric (utility company)	71
Donald L. Dunaway (1937) Trustee, 1980-present	Retired; formerly, Executive Vice President, A. O. Smith Corporation (diversified manufacturer) (1963-1994)	71
James R. Edgar (1946) Trustee, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty care products)	71
Paul K. Freeman (1950) Trustee, 2002-present	President, Cook Street Holdings (consulting); Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	71
Robert B. Hoffman (1936) Trustee, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999). Directorship: RCP Advisors, LLC (a private equity investment advisory firm)	71

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William McClayton (1944) Trustee, 2004-present	Managing Director of Finance and Administration, DiamondCluster International, Inc. (global management consulting firm) (2001-present); formerly, Partner, Arthur Andersen LLP (1986-2001). Formerly: Trustee, Ravinia Festival; Board of Managers, YMCA of Metropolitan Chicago	71
Robert H. Wadsworth (1940) Trustee, 2004-present

President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present). Director, The European Equity Fund, Inc. (since 1986), The New Germany Fund, Inc. (since 1992), The Central Europe and Russia Fund, Inc. (since 1990). Formerly, Trustee of New York Board DWS Funds; President and Trustee, Trust for Investment Managers (registered investment company) (1999-2002). President, Investment Company Administration, L.L.C. (1992*-2001); President, Treasurer and Director, First Fund Distributors, Inc. (June 1990-January 2002); Vice President, Professionally Managed Portfolios (May 1991-January 2002) and Advisors Series Trust (October 1996-January 2002) (registered investment companies)

*            Inception date of the corporation which was the predecessor to the L.L.C.

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Officers(2)

Name, Date of Birth, Position(s) Held with the Trust and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in DWS Fund Complex Overseen
Michael Colon(4) (1969) President, 2006-present

Managing Director(3) and Chief Operating Officer, Deutsche Asset Management (since 1999); President, DWS Global High Income Fund, Inc. (since April 2006), DWS Global Commodities Stock Fund, Inc. (since April 2006), The Brazil Fund, Inc. (since April 2006), The Korea Fund, Inc. (since April 2006)

n/a
Philip J. Collora (1945) Vice President and Assistant Secretary, 1986-present	Director(3), Deutsche Asset Management	n/a
Paul H. Schubert(4) (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present

Managing Director(3), Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

n/a
John Millette(5) (1962) Secretary, 2001-present	Director(3), Deutsche Asset Management	n/a
Patricia DeFilippis(4) (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)	n/a
Elisa D. Metzger(4) (1962) Assistant Secretary since 2005	Director(3), Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)	n/a
Caroline Pearson(5) (1962) Assistant Secretary, 1998-present	Managing Director(3), Deutsche Asset Management	n/a
Scott M. McHugh(5) (1971) Assistant Treasurer, 2005-present	Director(3), Deutsche Asset Management	n/a

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Kathleen Sullivan D’Eramo(5) (1957) Assistant Treasurer, 2003-present	Director(3), Deutsche Asset Management	n/a
John Robbins(4) (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director(3), Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)	n/a
Philip Gallo(4) (1962) Chief Compliance Officer, 2004-present	Managing Director(3), Deutsche Asset Management (2003-present); formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)	n/a

(1)

Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the Fund, managed by the Advisor. For the officers of the Fund, length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Trustees.

(2)

As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

(3)	Executive title, not a board directorship.
(4)	Address: 345 Park Avenue, New York, New York 10154.
(5)	Address: Two International Place, Boston, Massachusetts 02110.

Officers’ Role with Principal Underwriter: DWS Scudder Distributors, Inc.

Michael Colon:	Director and Chief Operating Officer
Paul H. Schubert:	Vice President
Caroline Pearson:	Secretary
Philip J. Collora:	Assistant Secretary

Trustees’ Responsibilities. The officers of the Trust manage its day-to-day operations under the direction of the Trust’s Board of Trustees. The primary responsibility of the Board is to represent the interests of the shareholders of the Fund and to provide oversight of the management of the Fund. A majority of the Trust’s Board members are not “interested persons” of the Advisor.

The Board has adopted its own Governance Procedures and Guidelines and has established a number of committees, as described below. For each of the following Committees, the Board has adopted a written charter setting forth the Committees’ responsibilities.

Board Committees. The Board of Trustees oversees a number of investment companies managed by the Advisor. Information shown below represents meetings held on behalf of all such funds. The common Board has the following committees:

Audit Committee: The Audit Committee, which consists entirely of Independent Trustees, makes recommendations regarding the selection of independent registered public accounting firms for the Fund, confers with the independent registered public accounting firm regarding the Fund’s financial statements, the results of audits and related matters, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firms as to their independence. The members of the Audit Committee are Donald L. Dunaway (Chair), Robert B. Hoffman and William McClayton. The Audit Committee held ten meetings during calendar year 2005.

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Nominating and Governance Committee: The Nominating and Governance Committee, which consists entirely of Independent Trustees, seeks and reviews candidates for consideration as nominees for membership on the Board and oversees the administration of the Fund’s Governance Procedures and Guidelines. The members of the Nominating and Governance Committee are Shirley D. Peterson (Chair), James R. Edgar and William McClayton. Shareholders wishing to submit the name of a candidate for consideration as a Board member by the Committee should submit their recommendation(s) and resume to the Secretary of the Trust. The Nominating and Governance Committee held five meetings during calendar year 2005.

Contract Review Committee: The Contract Review Committee, which consists entirely of Independent Trustees, oversees the annual contract review process. The members of the Contract Review Committee are Paul K. Freeman (Chair), John W. Ballantine, Donald L. Dunaway and Robert B. Hoffman. The Contract Review Committee held three meetings during calendar year 2005.

Valuation Committee: The Valuation Committee reviews Valuation Procedures adopted by the Board, determines fair value of the Fund’s securities as needed in accordance with the Valuation Procedures and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are John W. Ballantine (Chair), Robert H. Wadsworth, Donald L. Dunaway (alternate) and William McClayton (alternate). The Trust’s Valuation Committee held one meeting for each portfolio during calendar year 2005 except as follows: for DWS Balanced VIP, DWS High Income VIP, DWS Strategic Income VIP and DWS Dreman Small Cap Value VIP, the Trust’s Valuation Committee held two meetings for during calendar year 2005.

Equity Oversight Committee: The Equity Oversight Committee oversees investment activities of the Fund, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Equity Oversight Committee are Robert B. Hoffman (Chair), John W. Ballantine and Robert H. Wadsworth. The Equity Oversight Committee held five meetings during calendar year 2005.

Operations Committee: The Operations Committee oversees the operations of the Fund, such as reviewing each Fund’s administrative fees and expenses, distribution arrangements, portfolio transaction policies, custody and transfer agency arrangements and shareholder services. Currently, the members of the Operations Committee are John W. Ballantine (Chair), Paul K. Freeman and Robert H. Wadsworth. The Operations Committee held seven meetings during calendar year 2005.

Fixed-Income Oversight Committee: The Fixed-Income Oversight Committee oversees investment activities of the Funds, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Fixed-Income Oversight Committee are Paul K. Freeman (Chair), Donald L. Dunaway and James R. Edgar. The Fixed-Income Oversight Committee held six meetings during calendar year 2005.

Remuneration. For the calendar year ended 2005, each Independent Trustee received a monthly retainer, paid on a quarterly basis, and an attendance fee, plus expenses, for each Board meeting and Committee meeting attended. Effective January 1, 2006, each Independent Trustee receives an annual base retainer, paid quarterly, and, as applicable, an additional annual fixed fee(s) for serving as committee member, committee chairman and/or as the Independent Board chairman. The Trustees serve as board members of various other funds advised by the Advisor. The Advisor supervises the Fund’s investments, pays the compensation and expenses of its personnel who serve as Trustees and officers on behalf of the Fund and receives a management fee for its services.

The Board of Trustees of the Trust established a deferred compensation plan for the Independent Trustees (“Deferred Compensation Plan”). Under the Deferred Compensation Plan, the Independent Trustees may defer receipt of all, or a portion, of the compensation they earn for their services to the Fund, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by the Advisor (“Shadow Shares”). Governor Edgar currently has elected to defer at least a portion of his fees. In addition, previously, Mr. Dunaway elected to defer fees that were payable, which are now included under the Deferred Compensation Plan. The equivalent Shadow Shares are reflected below in the table describing the Trustee’s share ownership.

Members of the Board of Trustees who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. The Independent Trustees are not entitled

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to benefits under any fund pension or retirement plan. The following table shows compensation received by each Trustee from the Fund and aggregate compensation from the fund complex during the calendar year 2005.

Name of Trustee	Compensation from DWS Variable Series II	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation Paid to Trustee from Fund Complex(3)(4)(5)

John W. Ballantine	$34,410	$0	$215,150
Donald L. Dunaway(1)	$33,810	$0	$224,660
James R. Edgar(2)	$28,210	$0	$173,790
Paul K. Freeman	$32,520	$0	$215,150
Robert B. Hoffman	$30,750	$0	$187,940
William McClayton	$27,560	$0	$181,180
Shirley D. Peterson(6)	$32,680	$0	$208,580
Robert H. Wadsworth	$29,910	$0	$224,510

(1)

Does not include deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, Mr. Dunaway previously elected, in prior years, to defer fees. Deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor.

(2)

Includes deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor in which compensation may be deferred by Governor Edgar. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from the Fund to Governor Edgar are $81,477.

(3)

For each Trustee, except Mr. Wadsworth, total compensation includes compensation for service on the boards of 31 trusts/corporations comprised of 85 funds/portfolios. Each Trustee, except Mr. Wadsworth, currently serves on the boards of 22 trusts/corporations comprised of 71 funds/portfolios. Mr. Wadsworth currently serves on the boards of 24 DeAM trust/corporations comprised of 74 funds/portfolios.

(4)

Aggregate compensation reflects amounts paid to the Trustees for numerous special meetings of ad hoc committees of the Chicago Board in connection with reviewing the Funds’ rebranding initiatives to change to the DWS Family of Funds and with respect to legal and regulatory matters. Such amounts totaled $15,340 for each of Messrs. Ballantine, Freeman and Ms. Peterson, $20,510 for Mr. Dunaway, and $5,170 for Messrs. Edgar, Hoffman, McClayton and Wadsworth. These meeting fees were borne by the Advisor.

(5)

If the new Independent Trustee compensation structure, effective January 1, 2006, had been in effect for the calendar year 2005, the range of compensation paid to the Independent Trustees would have been between $175,000 and $225,000.

(6)	Includes $38,010 in annual retainer fees received by Ms. Peterson as Chairperson of the Board.

Mr. Freeman, prior to his service as Independent Trustee of the Trust, served as a board member of certain funds in the Deutsche Bank complex (“DB Funds”). In connection with his resignation and the resignation of certain other board members as Trustees of the DB Funds on July 30, 2002 (the “Effective Date”), which was part of a restructuring of the boards overseeing the DB Funds, Deutsche Asset Management, Inc. (“DeAM”) agreed to recommend, and, if necessary obtain, directors and officers (“D&O”) liability insurance coverage for the prior board members, including Mr. Freeman, that is at least as equivalent in scope and amount to the D&O coverage provided to the prior board members for the six-year period following the Effective Date. In the event that D&O insurance coverage is not available in the commercial marketplace on commercially reasonable terms from a conventional third party insurer, DeAM reserved the right to provide substantially equivalent protection in the form of an indemnity or financial guarantee from an affiliate of DeAM. The D&O policy in effect prior to the Effective Date provided aggregate coverage of $25,000,000, subject to a $250,000 per claim deductible.

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Trustee Fund Ownership. Under the Trust’s Governance Procedures and Guidelines, the Independent Trustees have established the expectation that within three years of becoming a Trustee, an Independent Trustee will have invested an amount in those funds he or she oversees (which shall include amounts held under a deferred fee agreement that are valued based on “shadow shares” in such funds) in the aggregate in excess of $150,000. Each interested Trustee is also encouraged to own an amount of shares (based upon their own individual judgment) of those funds that he or she oversees that is suitable for his or her own appropriate investment needs. The following tables set forth each Trustee’s share ownership of the Fund and all funds in the fund complex overseen by each Trustee as of December 31, 2005.

Name of Trustee	Dollar Range of Securities Owned in DWS Variable Series II	Aggregate Dollar Range of Securities Owned in All Funds in the Fund Complex Overseen by Trustee

John W. Ballantine	None	Over $100,000
Donald L. Dunaway*	None	Over $100,000
James R. Edgar*	None	Over $100,000
Paul K. Freeman	None	$1-$10,000**
Robert B. Hoffman	None	Over $100,000
William McClayton	None	$50,001-$100,000***
Shirley D. Peterson	None	Over $100,000
Robert H. Wadsworth	None	Over $100,000
*

The dollar range of shares shown includes shadow shares of certain DWS Family of Funds in which Mr. Dunaway and Governor Edgar are deemed to be invested pursuant to the Fund’s Deferred Compensation Plan as more fully described above under “Remuneration.”

**	Mr. Freeman owned over $100,000 in other funds within the DWS Fund Complex.
***	Mr. McClayton was appointed to the Chicago Board on December 30, 2004. Ownership in Securities of the Advisor and Related Companies

As reported to the Fund, the information in the following table reflects ownership by the Independent Trustees and their immediate family members of certain securities as of December 31, 2005. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund (including Deutsche Bank AG) (collectively, the “Company”).

Independent Trustee	Owner and Relationship to Trustee	Company	Title of Class	Value of Securities on an Aggregate Basis	Percent of Class on an Aggregate Basis

John W. Ballantine		None
Donald L. Dunaway		None
James R. Edgar		None
Paul K. Freeman		None
Robert B. Hoffman		None
William McClayton		None
Shirley D. Peterson		None
Robert H. Wadsworth		None

Securities Beneficially Owned

As of April 10, 2006 all Trustees and Officers of the Fund as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of the outstanding securities of the Fund.

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To the best of the Fund’s knowledge, as of April 10, 2006, no person owned of record or beneficially 5% or more of any class of the Fund’s outstanding shares, except as noted below.

Beneficial Ownership Information

As of April 10, 2006, 7,066,488.508 shares in the aggregate, or 25.22% of the outstanding shares of DWS Balanced VIP, Class A were held in the name of Allmerica Life SVSII, Worcester, MA 01653-002, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 1,656,410.784 shares in the aggregate, or 5.91% of the outstanding shares of DWS Balanced VIP, Class A were held in the name of Allmerica Life Ins. Co., Worcester, MA 01653-002, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 11,128,640.429 shares in the aggregate, or 39.72% of the outstanding shares of DWS Balanced VIP, Class A were held in the name of Kemper Investors Life, Elgin, IL 60123-7836, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006,1,862,420.899 shares in the aggregate, or 39.72% of the outstanding shares of DWS Balanced VIP, Class A were held in the name of Symetra Life Insurance, Co., Attn: Life Finance, Separate Accounts, Bellevue, WA 98004-5130, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 4,851,837.195 shares in the aggregate, or 17.32% of the outstanding shares of DWS Balanced VIP, Class A were held in the name of Zurich Destinations Farmers SVSII, c/o Kilico, Attn: Investment Accounting LL-2W, Greenville, SC 29602-9097, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 1,071,675.468 shares in the aggregate, or 73.29% of the outstanding shares of DWS Balanced VIP, Class B were held in the name of The Manufacturers Life Ins. Co. (USA), Boston, MA 02116.3787, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 185,140.700 shares in the aggregate, or 12.66% of the outstanding shares of DWS Balanced VIP, Class B were held in the name of Travelers Life & Annuity Company, Hartford, CT 06103-3432, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 199,334.431 shares in the aggregate, or 13.63% of the outstanding shares of DWS Balanced VIP, Class B were held in the name of Travelers Insurance Company, Attn: Shareholder Accounting Unit, Hartford, CT 06199-0027, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 6,420,241.897 shares in the aggregate, or 31.58% of the outstanding shares of DWS Blue Chip VIP, Class A were held in the name of Allmerica Life SVSII, Worcester, MA 01653-0002, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 11,073,540.602 shares in the aggregate, or 54.48% of the outstanding shares of DWS Blue Chip VIP, Class A were held in the name of Zurich Destinations Farmers SVSII, c/o Kilico, Attn: Investment Accounting LL-2W, Greenville, SC 29602-9097, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 894,804.087 shares in the aggregate, or 4.40% of the outstanding shares of DWS Blue Chip VIP, Class A were held in the name of State Street Band & Trust Co., FBO SVSII Scud Growth & Inc., Strategic Portfolio, Attn: Marylou McPhee, Adams Building 2 North, JPB2N, North Quincy, MA 02171-2119, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 1,174,938.811 shares in the aggregate, or 5.65% of the outstanding shares of DWS Blue Chip VIP, Class A were held in the name of State Street Band & Trust Co., FBO SVSII Scud Growth, Strategic Portfolio, Attn: Marylou McPhee, North Quincy, MA 02171-2119, who may be deemed as the beneficial owner of certain of these shares.

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As of April 10, 2006, 2,248,100.693 shares in the aggregate, or 74.67% of the outstanding shares of DWS Blue Chip VIP, Class B were held in the name of The Manufacturers Life Ins. Co. (USA), Boston, MA 02116-3787, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 353,720.738 shares in the aggregate, or 11.75% of the outstanding shares of DWS Blue Chip VIP, Class B were held in the name of Travelers Life & Annuity Company, Hartford, CT 06103-3432, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 388,501.313 shares in the aggregate, or 12.90% of the outstanding shares of DWS Blue Chip VIP, Class B were held in the name of Travelers Insurance Company, Attn: Shareholder Accounting Unit, Hartford, CT 06199-0027, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 6,214,161.772 shares in the aggregate, or 26.30% of the outstanding shares of DWS Core Fixed Income VIP, Class A were held in the name of Allmerica Life SVSII, Worcester, MA 01653-0002, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 6,670,159.932 shares in the aggregate, or 28.23% of the outstanding shares of DWS Core Fixed Income VIP, Class A were held in the name of Zurich Destinations Farmers SVSII, c/o Kilico, Attn: Investment Accounting LL-2W, Greenville, SC 29602-9097, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 4,648,390.823 shares in the aggregate, or 19.68% of the outstanding shares of DWS Core Fixed Income VIP, Class A were held in the name of State Street Band & Trust Co., FBO SVSII Scud Growth & Inc., Strategic Portfolio, Attn: Marylou McPhee, Adams Building 2 North, JPB2N, North Quincy, MA 02171-2119, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 2,793,348.955 shares in the aggregate, or 11.82% of the outstanding shares of DWS Core Fixed Income VIP, Class A were held in the name of State Street Band & Trust Co., FBO SVSII Scud Growth & Inc., Strategic Portfolio, Attn: Marylou McPhee, North Quincy, MA 02171-2119, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 1,523,341.495 shares in the aggregate, or 6.45% of the outstanding shares of DWS Core Fixed Income VIP, Class A were held in the name of State Street Band & Trust Co., FBO SVSII Scudder Growth & Income Strategic Portfolio, Attn: Marylou McPhee, North Quincy, MA 02171-2119, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 6,311,895.151 shares in the aggregate, or 82.53% of the outstanding shares of DWS Core Fixed Income VIP, Class B were held in the name of The Manufacturers Life Insurance Company (USA), Boston, MA 02116-3787, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 672,364.844 shares in the aggregate, or 8.79% of the outstanding shares of DWS Core Fixed Income VIP, Class B were held in the name of Travelers Life & Annuity Company, Hartford, CT 06103-3432, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 642,059.202 shares in the aggregate, or 8.39% of the outstanding shares of DWS Core Fixed Income VIP, Class B were held in the name of Travelers Insurance Company, Attn: Shareholder Accounting Unit, Hartford, CT 06199-0027, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 4,943,664.911 shares in the aggregate, or 19.71% of the outstanding shares of DWS Davis Venture Value VIP, Class A were held in the name of Allmerica Life SVSII, Worcester, MA 01653-0002, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 18,023,966.293 shares in the aggregate, or 71.87% of the outstanding shares of DWS Davis Venture Value VIP, Class A were held in the name of Zurich Destinations Farmers SVSII, c/o Kilico, Attn: Investment Accounting LL-2W, Greenville, SC 29602-9097, who may be deemed as the beneficial owner of certain of these shares.

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As of April 10, 2006, 4,455,222.236 shares in the aggregate, or 70.86% of the outstanding shares of DWS Davis Venture Value VIP, Class B were held in the name of The Manufacturers Life Ins. Co. (USA), Boston, MA 02116-3787, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 1,046,046.939 shares in the aggregate, or 16.64% of the outstanding shares of DWS Davis Venture Value VIP, Class B were held in the name of Travelers Life & Annuity Company, Hartford, CT 06103-3432, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 747,342.104 shares in the aggregate, or 11.89% of the outstanding shares of DWS Davis Venture Value VIP, Class B were held in the name of Travelers Insurance Company, Attn: Shareholder Accounting Unit, Hartford, CT 06199-0027, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 3,407,725.545 shares in the aggregate, or 38.65% of the outstanding shares of DWS Dreman Financial Service VIP, Class A were held in the name of Allmerica Life SVSII, Worcester, MA 01653-0002, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 5,168,205.535 shares in the aggregate, or 58.62% of the outstanding shares of DWS Dreman Financial Service VIP, Class A were held in the name of Zurich Destinations Farmers SVSII, c/o Kilico, Attn: Investment Accounting LL02W, Greenville, SC 29602-9097, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 985,812.634 shares in the aggregate, or 73.26% of the outstanding shares of DWS Dreman Financial Service VIP, Class B were held in the name of The Manufacturers Life Ins. Co. (USA), Boston, MA 02116-3787, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 156,621.498 shares in the aggregate, or 11.64% of the outstanding shares of DWS Dreman Financial Service VIP, Class B were held in the name of Travelers Life & Annuity Company, Hartford, CT 06103-3432, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 198,685.665 shares in the aggregate, or 14.77% of the outstanding shares of DWS Dreman Financial Service VIP, Class B were held in the name of Travelers Insurance Company, Attn: Shareholder Accounting Unit, Hartford, CT 06199-0027, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 14,728,625.702 shares in the aggregate, or 25.37% of the outstanding shares of DWS Dreman High Return Equity VIP, Class A were held in the name of New York, NY 10154-0004, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 39,211,425.273 shares in the aggregate, or 67.54% of the outstanding shares of DWS Dreman High Return Equity VIP, Class A were held in the name of Zurich Destinations Farmers SVSII, c/o Kilico, Attn: Investment Accounting LL-2W, Greenville, SC 29602-9097, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 8,132,177.056 shares in the aggregate, or 79.98% of the outstanding shares of DWS Dreman High Return Equity VIP, Class B were held in the name of The Manufacturers Life Ins. Co. (USA), Boston, MA 02116-3787, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 852,888.781 shares in the aggregate, or 8.39% of the outstanding shares of DWS Dreman High Return Equity VIP, Class B were held in the name of Travelers Life & Annuity Company, Hartford, CT 06103-3432, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 992,896.377 shares in the aggregate, or 9.76% of the outstanding shares of DWS Dreman High Return Equity VIP, Class B were held in the name of Travelers Insurance Company, Attn: Shareholder Accounting Unit, Hartford, CT 06199-0027, who may be deemed as the beneficial owner of certain of these shares.

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As of April 10, 2006, 6,346,057.276 shares in the aggregate, or 24.08% of the outstanding shares of DWS Dreman Small Cap Value VIP, Class A were held in the name of Allmerica Life SVSII, Worcester, MA 01653-0002, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 3,875,180.366 shares in the aggregate, or 14.71% of the outstanding shares of DWS Dreman Small Cap Value VIP, Class A were held in the name of Kemper Investors Life, Elgin, IL 60123-7836, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 14,856,715.096 shares in the aggregate, or 56.38% of the outstanding shares of DWS Dreman Small Cap Value VIP, Class A were held in the name of Zurich Destinations Farmers SVSII, c/o Kilico, Attn: Investment Accounting LL-2W, Greenville, SC 29602-9097, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 3,285,639.694 shares in the aggregate, or 74.12% of the outstanding shares of DWS Dreman Small Cap Value VIP, Class B were held in the name of The Manufacturers Life Ins. Co. (USA), Boston, MA 02116-3787, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 507,844.365 shares in the aggregate, or 11.46% of the outstanding shares of DWS Dreman Small Cap Value VIP, Class B were held in the name of Travelers Life & Annuity Company, Hartford, CT 06103-3432, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 433,761.882 shares in the aggregate, or 9.78% of the outstanding shares of DWS Dreman Small Cap Value VIP, Class B were held in the name of Travelers Insurance Company, Attn: Shareholder Accounting Unit, Hartford, CT 06199-0027, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 2,286,821.988 shares in the aggregate, or 33.10% of the outstanding shares of DWS Global Thematic VIP, Class A were held in the name of Allmerica Life SVSII, Worcester, MA 01653-0002, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 4,528,864.779 shares in the aggregate, or 65.56% of the outstanding shares of DWS Global Thematic VIP, Class A were held in the name of Zurich Destinations Farmers SVSII, c/o Kilico, Attn: Investment Accounting LL-2W, Greenville, SC 29602-9097, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 1,027,456.717 shares in the aggregate, or 66.18% of the outstanding shares of DWS Global Thematic VIP, Class B were held in the name of The Manufacturers Life Ins. Co. (USA), Boston, MA 02116-3787, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 277,946.237 shares in the aggregate, or 17.90% of the outstanding shares of DWS Global Thematic VIP, Class B were held in the name of Travelers Life & Annuity Company, Hartford, CT 06103-3432, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 243,976.901 shares in the aggregate, or 15.72% of the outstanding shares of DWS Global Thematic VIP, Class B were held in the name of Travelers Insurance Company, Attn: Shareholder Accounting Unit, Hartford, CT 06199-0027, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 7,865,959.092 shares in the aggregate, or 40.53% of the outstanding shares of DWS Government & Agency SEC VIP, Class A were held in the name of Allmerica Life SVSII, Worcester, MA 01653-0002, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 3,569,122.336 shares in the aggregate, or 18.39% of the outstanding shares of DWS Government & Agency SEC VIP, Class A were held in the name of Kemper Investors Life, Elgin, IL 60123-7836, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 6,801,523.493 shares in the aggregate, or 35.05% of the outstanding shares of DWS Government & Agency SEC VIP, Class A were held in the name of Zurich Destinations Farmers SVSII, c/o Kilico, Attn: Investment Accounting LL-2W, Greenville, SC 29602-9097, who may be deemed as the beneficial owner of certain of these shares.

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As of April 10, 2006, 3,348,203.148 shares in the aggregate, or 87.57% of the outstanding shares of DWS Government & Agency SEC VIP, Class B were held in the name of The Manufacturers Life Ins. Co. (USA), Boston, MA 02116-3787, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 322,033.560 shares in the aggregate, or 8.42% of the outstanding shares of DWS Government & Agency SEC VIP, Class B were held in the name of Travelers Life & Annuity Company, Hartford, CT 06103-3432, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 128,907.123 shares in the aggregate, or 3.37% of the outstanding shares of DWS Government & Agency SEC VIP, Class B were held in the name of Travelers Insurance Company, Attn: Shareholder Accounting Unit, Hartford, CT 06199-0027, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 15,689,062.066 shares in the aggregate, or 36.39% of the outstanding shares of DWS High Income VIP, Class A were held in the name of Allmerica Life SVSII, Worcester, MA 01653-0002, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 10,977,667.990 shares in the aggregate, or 25.46% of the outstanding shares of DWS High Income VIP, Class A were held in the name of Kemper Investors Life, Elgin, IL 60123-7836, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 13,880,546.898 shares in the aggregate, or 32.19% of the outstanding shares of DWS High Income VIP, Class A were held in the name of Zurich Destinations Farmers SVSII, c/o Kilico, Attn: Investment Accounting LL-2W, Greenville, SC 29602-9097, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 5,505,423.374 shares in the aggregate, or 77.89% of the outstanding shares of DWS High Income VIP, Class B were held in the name of The Manufacturers Life Ins. Co. (USA), Boston, MA 02116-3787, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 783,827.765 shares in the aggregate, or 11.09% of the outstanding shares of DWS High Income VIP, Class B were held in the name of Travelers Life & Annuity Company, Hartford, CT 06103-3432, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 726,259.894 shares in the aggregate, or 10.27% of the outstanding shares of DWS High Income VIP, Class B were held in the name of Travelers Insurance Company, Attn: Shareholder Accounting Unit, Hartford, CT 06199-0027, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 4,135,304.862 shares in the aggregate, or 27.64% of the outstanding shares of DWS International Select Equity VIP, Class A were held in the name of Allmerica Life SVSII, Worcester, MA 01653-0002, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 3,639,474.966 shares in the aggregate, or 24.32% of the outstanding shares of DWS International Select Equity VIP, Class A were held in the name of Kemper Investors Life, Elgin, IL 60123-7836, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 6,796,506.785 shares in the aggregate, or 45.42% of the outstanding shares of DWS International Select Equity VIP, Class A were held in the name of Zurich Destinations Farmers SVSII, c/o Kilico, Attn: Investment Accounting LL-2W, Greenville, SC 29602-9097, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 2,744,263.464 shares in the aggregate, or 56.68% of the outstanding shares of DWS International Select Equity VIP, Class B were held in the name of The Manufacturers Life Ins. Co. (USA), Boston, MA 02116-3787, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 1,122,060.639 shares in the aggregate, or 23.18% of the outstanding shares of DWS International Select Equity VIP, Class B were held in the name of Travelers Life & Annuity Company, Hartford, CT 06103-3432, who may be deemed as the beneficial owner of certain of these shares.

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As of April 10, 2006, 964,974.737 shares in the aggregate, or 19.93% of the outstanding shares of DWS International Select Equity VIP, Class B were held in the name of Travelers Insurance Company, Attn: Shareholder Accounting Unit, Hartford, CT 06199-0027, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 4,997,583.299 shares in the aggregate, or 27.98% of the outstanding shares of DWS Janus Growth & Income VIP, Class A were held in the name of Allmerica Life SVSII, Worcester, MA 01653-0002, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 12,672,595.865 shares in the aggregate, or 70.94% of the outstanding shares of DWS Janus Growth & Income VIP, Class A were held in the name of Zurich Destinations Farmers SVSII, c/o Kilico, Attn: Investment Accounting LL-2W, Greenville, SC 29602-9097, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 2,473,381.552 shares in the aggregate, or 83.62% of the outstanding shares of DWS Janus Growth & Income VIP, Class B were held in the name of The Manufacturers Life Ins. Co. (USA), Boston, MA 02116-3787, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 231,360.624 shares in the aggregate, or 7.82% of the outstanding shares of DWS Janus Growth & Income VIP, Class B were held in the name of Travelers Life & Annuity Company, Hartford, CT 06103-3432, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 245,135.817 shares in the aggregate, or 8.29% of the outstanding shares of DWS Janus Growth & Income VIP, Class B were held in the name of Travelers Insurance Company, Attn: Shareholder Accounting Unit, Hartford, CT, 06199-0027, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 4,193,923.618 shares in the aggregate, or 25.58% of the outstanding shares of DWS Janus Growth Opportunities VIP, Class A were held in the name of Allmerica Life SVSII, Worcester, MA 01653-0002, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 9,780,544.080 shares in the aggregate, or 59.67% of the outstanding shares of DWS Janus Growth Opportunities VIP, Class A were held in the name of Zurich Destinations Farmers SVSII, c/o Kilico, Attn: Investment Accounting LL-2W, Greenville, SC 29602-9097, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 910,723.149 shares in the aggregate, or 5.56% of the outstanding shares of DWS Janus Growth Opportunities VIP, Class A were held in the name of State Street Bank & Trust Cust. FBO SVSII Scud Growth & Income Strategic Portfolio, Attn: Marylou McPhee, Adams Bldg. 2 North JPB2N, North Quincy, MA 02171-2119, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 1,197,872.839 shares in the aggregate, or 7.31% of the outstanding shares of DWS Janus Growth Opportunities VIP, Class A were held in the name of State Street Bank & Trust Cust. FBO SVSII Scud Growth & Income Strategic Portfolio, Attn: Marylou McPhee, Adams Bldg. 2 North JPB2N, North Quincy, MA 02171-2119, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 1,161,743.253 shares in the aggregate, or 87.85% of the outstanding shares of DWS Janus Growth Opportunities VIP, Class B were held in the name of The Manufacturers Life Ins. Co. (USA), Boston, MA 02116-3787, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 105,577.681 shares in the aggregate, or 7.98% of the outstanding shares of DWS Janus Growth Opportunities VIP, Class B were held in the name of Travelers Insurance Company, Attn: Shareholder Accounting Unit, Hartford, CT 06199-0027, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 4,982,256.037 shares in the aggregate, or 29.89% of the outstanding shares of DWS Large Cap Value VIP, Class A were held in the name of Allmerica Life SVSII, Worcester, MA 01653-0002, who may be deemed as the beneficial owner of certain of these shares.

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As of April 10, 2006, 2,413,661.840 shares in the aggregate, or 14.48% of the outstanding shares of DWS Large Cap Value VIP, Class A were held in the name of Kemper Investors Life, Elgin, IL 60123-7836, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 6,459,721.682 shares in the aggregate, or 38.75% of the outstanding shares of DWS Large Cap Value VIP, Class A were held in the name of Zurich Destinations Farmers SVSII, c/o Kilico, Attn: Investment Accounting LL-2W, Greenville, SC 29602-9097, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 981,978.299 shares in the aggregate, or 5.89% of the outstanding shares of DWS Large Cap Value VIP, Class A were held in the name of State Street Bank & Trust Cust. FBO SVSII Scud Growth & Income Strategic Portfolio, Attn: Marylou McPhee, North Quincy, MA 02171-2119, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 1,399,706.656 shares in the aggregate, or 8.40% of the outstanding shares of DWS Large Cap Value VIP, Class A were held in the name of State Street Bank & Trust Cust. FBO SVSII Scud Growth Strategic Portfolio, Attn: Marylou McPhee, North Quincy, MA 02171-2119, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 2,057,565.146 shares in the aggregate, or 81.28% of the outstanding shares of DWS Large Cap Value VIP, Class B were held in the name of The Manufacturers Life Ins. Co. (USA), Boston, MA 02166-3787, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 286,905.541 shares in the aggregate, or 11.33% of the outstanding shares of DWS Large Cap Value VIP, Class B were held in the name of Travelers Life & Annuity Company, Hartford, CT 06103-3432, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 178,033.606 shares in the aggregate, or 7.03% of the outstanding shares of DWS Large Cap Value VIP, Class B were held in the name of Travelers Insurance Company, Attn: Shareholder Accounting Unit, Hartford, CT 06199-0027, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 50,350.762 shares in the aggregate, or 100.00% of the outstanding shares of DWS Mercury Large Cap Core VIP, Class A were held in the name of Deutsche Investment Management Americas, Inc., Attn: Enrique Cuesta, New York, NY 10154-0004, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 50,355.984 shares in the aggregate, or 11.19% of the outstanding shares of DWS Mercury Large Cap Core VIP, Class B were held in the name of Deutsche Investment Management Americas, Inc., Attn: Enrique Cuesta, New York, NY 10154-0004, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 117,125.476 shares in the aggregate, or 26.03% of the outstanding shares of DWS Mercury Large Cap Core VIP, Class B were held in the name of The Manufacturers Life Ins. Co. (USA), Boston, MA 02116-3787, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 110,831.226 shares in the aggregate, or 24.63% of the outstanding shares of DWS Mercury Large Cap Core VIP, Class B were held in the name of Travelers Life & Annuity Company, Hartford, CT 06103-3432, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 171,695.701 shares in the aggregate, or 38.15% of the outstanding shares of DWS Mercury Large Cap Core VIP, Class B were held in the name of Travelers Insurance Company, Attn: Shareholder Accounting Unit, Hartford, CT 06199-0027, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 282,519.323 shares in the aggregate, or 10.80% of the outstanding shares of DWS MFS Strategic Value VIP, Class A were held in the name of SSC Investment Corp, Attn: V. Ramtakah, 345 Park Ave., Fl. 26, New York, NY 10154-0004, who may be deemed as the beneficial owner of certain of these shares.

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As of April 10, 2006, 507,127.500 shares in the aggregate, or 19.39% of the outstanding shares of DWS MFS Strategic Value VIP, Class A were held in the name of Allmerica Life SVSII, Worcester, MA 01653-0002, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 647,227.953 shares in the aggregate, or 24.75% of the outstanding shares of DWS MFS Strategic Value VIP, Class A were held in the name of State Street Bank & Trust Cust. FBO SVSII Scud. Growth & Income Strategies Portfolio, Attn: Marylou McPhee, North Quincy, MA 02171-2119, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 1,025,244.692 shares in the aggregate, or 39.20% of the outstanding shares of DWS MFS Strategic Value VIP, Class A were held in the name of State Street Bank & Trust Cust. FBO SVSII Scudder Growth Strategies Portfolio, Attn: Marylou McPhee, North Quincy, MA 02171-2119, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 2,535.117.423 shares in the aggregate, or 87.20% of the outstanding shares of DWS MFS Strategic Value VIP, Class B were held in the name of The Manufacturers Life Ins. Co. (USA), Boston, MA 02116-3787, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 168,780.606 shares in the aggregate, or 5.81% of the outstanding shares of DWS MFS Strategic Value VIP, Class B were held in the name of Travelers Life & Annuity Company, Hartford, CT 60103, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 200,167.425 shares in the aggregate, or 6.88% of the outstanding shares of DWS MFS Strategic Value VIP, Class B were held in the name of Travelers Insurance Company, Attn: Shareholder Accounting Unit, Hartford, CT 06199-0027, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 3,266,297.029 shares in the aggregate, or 66.11% of the outstanding shares of DWS Mid Cap Growth VIP, Class A were held in the name of Zurich Destinations Farmers SVSII, c/o Kilico, Attn: Investment Accounting LL-2W, Greenville, SC 29602-9097, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 1,505,028.759 shares in the aggregate, or 30.46% of the outstanding shares of DWS Mid Cap Growth VIP, Class A were held in the name of Allmerica Life SVSII, Worcester, MA 01653-0002, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 474,300.396 shares in the aggregate, or 74.23% of the outstanding shares of DWS Mid Cap Growth VIP, Class B were held in the name of The Manufacturers Life Ins. Co. (USA), Boston, MA 02116-3787, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 86,772.004 shares in the aggregate, or 13.58% of the outstanding shares of DWS Mid Cap Growth VIP, Class B were held in the name of Travelers Insurance Company, Attn: Shareholder Accounting Unit, Hartford, CT 06199-0027, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 72,943.185 shares in the aggregate, or 11.42% of the outstanding shares of DWS Mid Cap Growth VIP, Class B were held in the name of Travelers Insurance Company, Attn: Shareholder Accounting Unit, Hartford, CT 06199-0027, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 73,665,296.090 shares in the aggregate, or 30.77% of the outstanding shares of DWS Money Market VIP, Class A were held in the name of Allmerica Life SVSII, Worcester, MA 01653-0002, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 55,923,058.670 shares in the aggregate, or 23.36% of the outstanding shares of DWS Money Market VIP, Class A were held in the name of Kemper Investors Life, Elgin, IL 60123-7836, who may be deemed as the beneficial owner of certain of these shares.

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As of April 10, 2006, 105,407,869.810 shares in the aggregate, or 44.03% of the outstanding shares of DWS Money Market VIP, Class A were held in the name of Zurich Destinations Farmers SVSII, c/o Kilico, Attn: Investment Accounting LL-2W, Greenville, SC 29602-9097, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 40,202,174.740 shares in the aggregate, or 66.13% of the outstanding shares of DWS Money Market VIP, Class B were held in the name of The Manufacturers Life Ins. Co. (USA), Boston, MA 02116-3787, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 16,426,667.880 shares in the aggregate, or 27.02% of the outstanding shares of DWS Money Market VIP, Class B were held in the name of Travelers Life & Annuity Company, Hartford, CT 06103-3432, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 4,140,833.790 shares in the aggregate, or 6.81% of the outstanding shares of DWS Money Market VIP, Class B were held in the name of Travelers Insurance Company, Attn: Shareholder Accounting Unit, Hartford, CT 06199-0027, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 1,511,395.753 shares in the aggregate, or 19.69% of the outstanding shares of DWS Oak Strategic Equity VIP, Class A were held in the name of Allmerica Life SVSII, Worcester, MA 01653-0002, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 6,135,545.988 shares in the aggregate, or 79.93% of the outstanding shares of DWS Oak Strategic Equity VIP, Class A were held in the name of Zurich Destinations Farmers SVSII, c/o Kilico, Attn: Investment Accounting LL-2W, Greenville, SC 29602-9097, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 2,382,755.966 shares in the aggregate, or 76.97% of the outstanding shares of DWS Oak Strategic Equity VIP, Class B were held in the name of The Manufacturers Life Ins. Co. (USA), Boston, MA 02116-3787, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 370,276.449 shares in the aggregate, or 11.96% of the outstanding shares of DWS Oak Strategic Equity VIP, Class B were held in the name of Travelers Life & Annuity Company, Hartford, CT 06103-3432, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 330,833.961 shares in the aggregate, or 10.69% of the outstanding shares of DWS Oak Strategic Equity VIP, Class B were held in the name of Travelers Insurance Company, Attn: Shareholder Accounting Unit, Hartford, CT 06199-0027, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 762,644.387 shares in the aggregate, or 15.78% of the outstanding shares of DWS Salomon Aggressive Growth VIP, Class A were held in the name of Allmerica Life SVSII, Worcester, MA 02116-0002, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 3,821,221.463 shares in the aggregate, or 79.07% of the outstanding shares of DWS Salomon Aggressive Growth VIP, Class A were held in the name of Zurich Destinations Farmers SVSII, c/o Kilico, Attn: Investment Accounting LL-2W, Greenville, SC 29602-9097, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 811,699.359 shares in the aggregate, or 86.74% of the outstanding shares of DWS Salomon Aggressive Growth VIP, Class B were held in the name of The Manufacturers Life Ins. Co. (USA), Boston, MA 02116-3787, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 64,146.525 shares in the aggregate, or 6.85% of the outstanding shares of DWS Salomon Aggressive Growth VIP, Class B were held in the name of Travelers Life & Annuity Company, Hartford, CT 06103-3432, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 54,699.055 shares in the aggregate, or 5.84% of the outstanding shares of DWS Salomon Aggressive Growth VIP, Class B were held in the name of Travelers Insurance Company, Attn: Shareholder Accounting Unit, Hartford, CT 06199-0027, who may be deemed as the beneficial owner of certain of these shares.

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As of April 10, 2006, 3,786,982.765 shares in the aggregate, or 22.10% of the outstanding shares of DWS Salomon Aggressive Growth VIP, Class B were held in the name of Allmerica Life SVSII, Worcester, MA 01653-0002, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 3,534,031.857 shares in the aggregate, or 20.63% of the outstanding shares of DWS Small Cap Growth VIP, Class A were held in the name of Kemper Investors Life, Elgin, IL 60123-7836, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 8,207,710.947 shares in the aggregate, or 47.90% of the outstanding shares of DWS Small Cap Growth VIP, Class A were held in the name of Zurich Destinations Farmers SVSII, c/o Kilico, Attn: Investment Accounting LL-2W, Greenville, SC 29602-9097, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 2,323,204.071 shares in the aggregate, or 81.71% of the outstanding shares of DWS Small Cap Growth VIP, Class B were held in the name of The Manufacturers Life Ins. Co. (USA), Boston, MA 02116-3787, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 292,916.536 shares in the aggregate, or 10.30% of the outstanding shares of DWS Small Cap Growth VIP, Class B were held in the name of Travelers Life & Annuity Company, Hartford, CT 06103-3432, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 224,057.333 shares in the aggregate, or 7.88% of the outstanding shares of DWS Small Cap Growth VIP, Class B were held in the name of Travelers Insurance Company, Attn: Shareholder Accounting Unit, Hartford, CT 06199-0027, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 2,537,778.676 shares in the aggregate, or 39.11% of the outstanding shares of DWS Strategic Income VIP, Class A were held in the name of Allmerica Life SVSII, Worcester, MA 01653-0002, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 3,449,407.307 shares in the aggregate, or 53.16% of the outstanding shares of DWS Strategic Income VIP, Class A were held in the name of Zurich Destinations Farmers SVSII, c/o Kilico, Attn: Investment Accounting LL-2W, Greenville, SC 29602-9097, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 1,481,082.694 shares in the aggregate, or 65.32% of the outstanding shares of DWS Strategic Income VIP, Class B were held in the name of The Manufacturers Life Ins. Co. (USA), Boston, MA 02116-3787, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 367,853.745 shares in the aggregate, or 16.22% of the outstanding shares of DWS Strategic Income VIP, Class B were held in the name of Travelers Life & Annuity Company, Hartford, CT 06103-3432, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 413,197.614 shares in the aggregate, or 18.22% of the outstanding shares of DWS Strategic Income VIP, Class B were held in the name of Travelers Insurance Company, Attn: Shareholder Accounting Unit, Hartford, CT 06199-0027, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 6,598,064.001 shares in the aggregate, or 32.11% of the outstanding shares of DWS Technology VIP, Class A were held in the name of Allmerica Life SVSII, Worcester, MA 01653-0002, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 13,157,645.957 shares in the aggregate, or 64.03% of the outstanding shares of DWS Technology VIP, Class A were held in the name of Zurich Destinations Farmers SVSII, c/o Kilico, Attn: Investment Accounting LL-2W, Greenville, SC 29602-9097, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 1,357,898.731 shares in the aggregate, or 76.96% of the outstanding shares of DWS Technology VIP, Class B were held in the name of The Manufactures Life Ins. Co. (USA), Boston, MA 02116-3787, who may be deemed as the beneficial owner of certain of these shares.

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As of April 10, 2006, 217,586.284 shares in the aggregate, or 12.33% of the outstanding shares of DWS Technology VIP, Class B were held in the name of Travelers Life & Annuity Company, Hartford, CT 06103-3432, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 160,845.836 shares in the aggregate, or 9.12% of the outstanding shares of DWS Technology VIP, Class B were held in the name of Travelers Insurance Company, Attn: Shareholder Accounting Unit, Hartford, CT 06199-0027, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 254,141.381 shares in the aggregate, or 25.97% of the outstanding shares of DWS Templeton Foreign Value VIP, Class A were held in the name of Deutsche Investment Management Americas, Inc., Attn: Enrique Cuesta, New York, NY 10154-0004, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 234,573.823 shares in the aggregate, or 23.97% of the outstanding shares of DWS Templeton Foreign Value VIP, Class A were held in the name of State Street Bank & Trust Cust. FBO SVSII Scudder Growth & Income Strategic Portfolio, Attn: Marylou McPhee, North Quincy, MA 02171-2119, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 428,939.006 shares in the aggregate, or 43.84% of the outstanding shares of DWS Templeton Foreign Value VIP, Class A were held in the name of State Street Bank & Trust Cust. FBO SVSII Scud. Growth Strategic Portfolio, Attn: Marylou McPhee, North Quincy, MA 02171-2119, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 53,122.837 shares in the aggregate, or 5.43% of the outstanding shares of DWS Templeton Foreign Value VIP, Class A were held in the name of State Street Bank & Trust Cust. FBO SVSII Scud. Income & Growth Strategic Portfolio, Attn: Marylou McPhee, North Quincy, MA 02171-2119, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 253,627.608 shares in the aggregate, or 38.05% of the outstanding shares of DWS Templeton Foreign Value VIP, Class B were held in the name of Deutsche Investment Management Americas, Inc., Attn: Enrique Cuesta, New York, NY 10154-0004, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 131,469.492 shares in the aggregate, or 19.73% of the outstanding shares of DWS Templeton Foreign Value VIP, Class B were held in the name of The Manufactures Life Ins. Co. (USA), Boston, MA 02116-3787, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 93,159.113 shares in the aggregate, or 13.98% of the outstanding shares of DWS Templeton Foreign Value VIP, Class B were held in the name of Travelers Life & Annuity Company, Hartford, CT 06103-3432, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 188,252.263 shares in the aggregate, or 28.24% of the outstanding shares of DWS Templeton Foreign Value VIP, Class B were held in the name of Travelers Insurance Company, Attn: Shareholder Accounting Unit, Hartford, CT 06199-0027, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 2,280,225.650 shares in the aggregate, or 19.08% of the outstanding shares of DWS Turner Mid Cap Growth VIP, Class A were held in the name of Allmerica Life SVSII, Worcester, MA 01653-0002, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 9,621,766.811 shares in the aggregate, or 80.51% of the outstanding shares of DWS Turner Mid Cap Growth VIP, Class A were held in the name of Zurich Destinations Farmers SVSII, c/o Kilico, Attn: Investment Accounting LL-2W, Greenville, SC 29602-9097, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 2,229,779.646 shares in the aggregate, or 82.79% of the outstanding shares of DWS Turner Mid Cap Growth VIP, Class B were held in the name of The Manufactures Life Ins. Co. (USA), Boston, MA 02116-3787, who may be deemed as the beneficial owner of certain of these shares.

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As of April 10, 2006, 252,964.345 shares in the aggregate, or 9.39% of the outstanding shares of DWS Turner Mid Cap Growth VIP, Class B were held in the name of Travelers Life & Annuity Company, Hartford, CT 06103-3432, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 206,657.129 shares in the aggregate, or 7.67% of the outstanding shares of DWS Turner Mid Cap Growth VIP, Class B were held in the name of Travelers Insurance Company, Attn: Shareholder Accounting Unit, Hartford, CT 06199-0027, who may be deemed as the beneficial owner of certain of these shares.

Agreement to Indemnify Independent Trustees for Certain Expenses

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Fund, the Fund’s investment advisor has agreed, subject to applicable law and regulation, to indemnify and hold harmless the Fund against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Fund or the investment advisor (“Enforcement Actions”) or that are the basis for private actions brought by shareholders of the Fund against the Funds, its Trustees and officers, the Fund’s investment advisor and/or certain other parties (“Private Litigation”), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the Fund and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, the Fund’s investment advisor has also agreed, subject to applicable law and regulation, to indemnify the Fund’s Independent Trustees against certain liabilities the Independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any Enforcement Actions or Private Litigation. The investment advisor is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action with respect to which the Fund’s Board determines that the Independent Trustee ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustee to the Fund or their shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee’s duties as a director or trustee of the Fund as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by the Fund’s investment advisor will survive the termination of the investment management agreements between the investment advisor and the Fund.

FUND ORGANIZATION

The Fund was organized as a business trust under the laws of Massachusetts on January 22, 1987. On May 1, 1997, the Fund changed its name from “Kemper Investors Fund” to “Investors Fund Series.” On May 1, 1999 the Fund changed its name from “Investors Fund Series” to “Kemper Variable Series”. On May 1, 2001, the Fund changed its name from “Kemper Variable Series” to “Scudder Variable Series II” and on February 6, 2006 the Fund changed its name from “Scudder Variable Series II” to “DWS Variable Series II.” The Fund may issue an unlimited number of shares of beneficial interest all having no par value. Since the Fund offers multiple Portfolios, it is known as a “series company.” Currently, each Portfolio offered herein offers two classes of shares: Class A and Class B shares. Shares of each Portfolio have equal noncumulative voting rights except that each Portfolio’s Class B shares have separate and exclusive voting rights with respect to the Portfolios’ Rule 12b-1 Plan. Shares of each class also have equal rights with respect to dividends, assets and liquidation subject to any preferences (such as resulting from different Rule 12b-1 distribution fees), rights or privileges of any classes of shares of a Portfolio. Shares are fully paid and nonassessable when issued, and have no preemptive or conversion rights.

Information about the Portfolios’ investment performance is contained in the Fund’s 2005 Annual Report to Shareholders, which may be obtained without charge from the Fund or from Participating Insurance Companies which offer the Portfolios.

Shareholder inquiries should be made by writing the Fund at the address shown on the front cover or from Participating Insurance Companies which offer the Portfolios.

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The Fund is generally not required to hold meetings of its shareholders. Under the Agreement and Declaration of Trust of the Fund (“Declaration of Trust”), however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which approval is required by the 1940 Act; (c) any termination or reorganization of the Fund to the extent and as provided in the Declaration of Trust; (d) any amendment of the Declaration of Trust (other than amendments changing the name of the Fund or any Portfolio, establishing a Portfolio, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); (e) as to whether a court action, preceding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Fund or the shareholders, to the same extent as the stockholders of a Massachusetts business corporation; and (f) such additional matters as may be required by law, the Declaration of Trust, the By-laws of the Fund, or any registration of the Fund with the SEC or any state, or as the trustees may consider necessary or desirable. The shareholders also would vote upon changes in fundamental investment objectives, policies or restrictions.

The Board may, at any time, terminate the Fund, a Portfolio or a class without shareholder approval.

Under current interpretations of the 1940 Act, the Fund expects that Participating Insurance Company shareholders will offer VLI and VA contract holders the opportunity to instruct them as to how Fund shares attributable to such contracts will be voted with respect to the matters described above. The separate prospectuses describing the VLI and VA contracts include additional disclosure of how contract holder voting rights are computed.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of the Fund. The Declaration of Trust, however, contains provisions designed to protect shareholders from liability for acts or obligations of the Fund and requires that notice of such provisions be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. Moreover, the Declaration of Trust provides for indemnification out of Fund property for all losses and expenses of any shareholders held personally liable for the obligations of the Fund and the Fund will be covered by insurance which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by DeIM remote and not material since it is limited to circumstances in which the provisions limiting liability are inoperative and the Fund itself is unable to meet its obligations.

The Declaration of Trust further provides that the trustees will not be liable for errors of judgment or mistakes of fact or law. The Declaration of Trust does not protect a trustee against any liability to which he or she should otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties of a trustee. The Declaration of Trust permits the Fund to purchase insurance against certain liabilities on behalf of the Trustees.

PROXY VOTING GUIDELINES

The Fund has delegated proxy voting responsibilities to the Advisor, subject to the Board’s general oversight. The Fund has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the Fund’s best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures (“Policies”), and Proxy Voting Guidelines (“Guidelines”) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the Advisor and its affiliates, including the Fund’s principal underwriter. The Guidelines set forth the Advisor’s general position on various proposals, such as:

•	Shareholder Rights — The Advisor generally votes against proposals that restrict shareholder rights.
•

Corporate Governance — The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments. The Advisor generally votes for proposals to restrict a chief executive officer from serving on more than three outside boards of directors. The Advisor generally votes against proposals that require a company to appoint a Chairman who is an independent director.

•

Anti-Takeover Matters — The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

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•

Compensation Matters — The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor’s criteria.

•

Routine Matters — The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as the Advisor or principal underwriter (“affiliated investment companies”). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company’s other shareholders (sometimes called “mirror” or “echo” voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the Advisor’s general voting positions on various proposals, the Advisor may, consistent with the Funds’ best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company’s management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management’s views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines.

If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor’s conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

You may obtain information about how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the SEC’s Web site at www.sec.gov or by visiting our Web site at: www.dws-scudder.com (click on “proxy voting” at the bottom of the page).

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ADDITIONAL INFORMATION

Other Information

The CUSIP number for each Portfolio is as follows:

DWS Balanced VIP - Class A	23338H685
DWS Balanced VIP - Class B	23338H677
DWS Blue Chip VIP - Class A	23338H305
DWS Blue Chip VIP - Class B	23338H404
DWS Core Fixed Income VIP - Class A	23338H826
DWS Core Fixed Income VIP - Class B	23338H818
DWS Davis Venture Value VIP - Class A	23338H537
DWS Davis Venture Value VIP - Class B	23338H529
DWS Dreman Financial Services VIP - Class A	23338H644
DWS Dreman Financial Services VIP - Class B	23338H636
DWS Dreman High Return Equity VIP - Class A	23338H628
DWS Dreman High Return Equity VIP - Class B	23338H610
DWS Dreman Small Cap Value VIP - Class A	23338H750
DWS Dreman Small Cap Value VIP - Class B	23338H743
DWS Global Thematic VIP - Class A	23338H701
DWS Global Thematic VIP - Class B	23338H800
DWS Government & Agency Securities VIP - Class A	23338H883
DWS Government & Agency Securities VIP - Class B	23338H875
DWS High Income VIP - Class A	23338H867
DWS High Income VIP - Class B	23338H859
DWS International Select Equity VIP - Class A	23338H842
DWS International Select Equity VIP - Class B	23338H834
DWS Janus Growth & Income VIP - Class A	23338H594
DWS Janus Growth & Income VIP - Class B	23338H586
DWS Janus Growth Opportunities VIP - Class A	23338H396
DWS Janus Growth Opportunities VIP - Class B	23338H388
DWS Large Cap Value VIP - Class A	23338H503
DWS Large Cap Value VIP - Class B	23338H602
DWS Legg Mason Aggressive Growth VIP - Class A	23338H669
DWS Legg Mason Aggressive Growth VIP - Class B	23338H651
DWS Mercury Large Cap Core VIP - Class A	23338H487
DWS Mercury Large Cap Core VIP - Class B	23338H479
DWS MFS Strategic Value VIP - Class A	23338H511
DWS MFS Strategic Value VIP - Class B	23338H495
DWS Mid Cap Growth VIP - Class A	23338H107
DWS Mid Cap Growth VIP - Class B	23338H206
DWS Money Market VIP - Class A	23338H792
DWS Money Market VIP - Class B	23338H784
DWS Oak Strategic Equity VIP - Class A	23338H552
DWS Oak Strategic Equity VIP - Class B	23338H545
DWS Small Cap Growth VIP - Class A	23338H776
DWS Small Cap Growth VIP - Class B	23338H768
DWS Strategic Income VIP - Class A	23338H735
DWS Strategic Income VIP - Class B	23338H727
DWS Technology VIP - Class A	23338H719
DWS Technology VIP - Class B	23338H693
DWS Templeton Foreign Value VIP - Class B	23338H412
DWS Templeton Foreign Value VIP - Class A	23338H420
DWS Small Cap Index VIP - Class A	23339F407
DWS Small Cap Index VIP - Class B	23339F506
DWS Turner Mid Cap Growth VIP - Class A	23338H578

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DWS Turner Mid Cap Growth VIP - Class B	23338H560

The Fund has a fiscal year ending December 31.

Many of the investment changes in the Portfolios will be made at prices different from those prevailing at the time they may be reflected in a regular report to shareholders of the Fund. These transactions will reflect investment decisions made by the Advisor in light of each Portfolio’s investment objectives and policies, its other portfolio holdings and tax considerations, and should not be construed as recommendations for similar action by other investors.

The Portfolios’ prospectuses and this Statement of Additional Information omit certain information contained in the Registration Statement and its amendments which the Fund has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to the Fund and the securities offered hereby. The Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

FINANCIAL STATEMENTS

The audited financial statements, including the investment portfolios of each Portfolio, as applicable, together with the Report of Independent Registered Public Accounting Firm, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of each Portfolio dated December 31, 2005 are incorporated herein by reference and are hereby deemed to be a part of this Statement of Additional Information. A copy of the Fund’s Annual Report may be obtained without charge by contacting the Customer Service Center at the telephone number shown in the contract Prospectus.

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APPENDIX A

BOND AND COMMERCIAL PAPER RATINGS

Set forth below are descriptions of ratings which represent opinions as to the quality of the securities. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

MOODY’S INVESTORS SERVICE, INC. — CORPORATE BOND RATINGS

Aaa: Bonds which are rated Aaa are judged to be of the highest quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper -medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B are considered speculative and generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are highly speculative. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, typically are in default and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

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MOODY’S INVESTORS SERVICE, INC. — SHORT-TERM RATINGS

Moody’s short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. Issuers rated Prime-1 or P-1 (or supporting institutions) have a superior ability for repayment of short-term debt obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following characteristics:

•	Leading market positions in well established industries.
•	High rates of return on funds employed.
•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.
•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
•	Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 or P-2 (or supporting institutions) have a strong ability for repayment of short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD & POOR’S RATINGS SERVICES — CORPORATE BOND RATINGS

INVESTMENT GRADE

AAA: Debt rated AAA has the highest rating assigned by S&P’s to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Debt rated BBB has an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated BB, B, CCC, CC, and C has significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

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The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: Debt rated CCC has a current vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: Debt rated CC has a current high vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal.

The rating CC is also applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

R: Debt rated ‘R’ is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

N.R.: Bonds may lack a S&P’s rating because no public rating has been requested, because there is insufficient information on which to base a rating, or because S&P’s does not rate a particular type of obligation as a matter of policy.

STANDARD & POOR’S RATINGS SERVICES — SHORT-TERM RATINGS

S&P’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the issuer to meet its financial commitments.

FITCH INVESTORS SERVICE, INC. — BOND RATINGS

INVESTMENT GRADE

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

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AA: Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable events.

A: Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of good credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

SPECULATIVE GRADE

BB: Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business or financial alternatives may be available which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD and D: Bonds are in default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) or Minus (-): The ratings from AA to CC may be appended by the addition of a plus or minus sign to denote the relative status within the rating category.

NR: Indicates that Fitch Rating does not publicly rate the specific issue.

FITCH INVESTORS SERVICE, INC. — SHORT-TERM RATINGS

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest capacity for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect a capacity for timely payment only slightly less than issues rated F-1+.

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory capacity for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the capacity for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

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B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

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